Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.18

CUSIP Number: 90351JAA2

TERM LOAN AGREEMENT

dated as of

July 13, 2016

among

UBER TECHNOLOGIES, INC.,

as the Borrower,

the Lenders party hereto

and

MORGAN STANLEY SENIOR FUNDING, INC.,

as the Administrative Agent

MORGAN STANLEY SENIOR FUNDING, INC.,

BARCLAYS BANK PLC,

CITIGROUP GLOBAL MARKETS INC. and

GOLDMAN SACHS LENDING PARTNERS LLC,

as Joint Lead Arrangers

MORGAN STANLEY SENIOR FUNDING, INC.,

BARCLAYS BANK PLC,

CITIGROUP GLOBAL MARKETS INC.,

GOLDMAN SACHS LENDING PARTNERS LLC,

J.P. MORGAN SECURITIES LLC and

SUNTRUST BANK,

as Joint Bookrunners

BARCLAYS BANK PLC,

CITIGROUP GLOBAL MARKETS INC.,

GOLDMAN SACHS LENDING PARTNERS LLC and

SUNTRUST BANK,

as Co-Syndication Agents

J.P. MORGAN SECURITIES LLC,

as Documentation Agent

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

i

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Schedules

Schedule 2.01	Lenders, Term Commitments

Schedules to the Disclosure Letter

Schedule 3.11	Plans
Schedule 3.13	Capitalization
Schedule 3.17	Financing Statements and Offices
Schedule 5.13	Post-Closing Matters
Schedule 6.01	Specified Indebtedness
Schedule 6.02	Existing Liens

Exhibits

Exhibit A-1	Form of Assignment and Assumption
Exhibit A-2	Form of Affiliated Assignment and Assumption
Exhibit B	Form of Borrowing Request
Exhibit C	Form of Interest Election Request
Exhibit D-1	Form of Term Note
Exhibit D-2	[Reserved]
Exhibit E-1	Form of Guaranty
Exhibit E-2	Form of Holdings Guaranty
Exhibit F	Form of Compliance Certificate
Exhibit G	[Reserved]
Exhibit H-1	Form of U.S. Tax Compliance Certificate
Exhibit H-2	Form of U.S. Tax Compliance Certificate
Exhibit H-3	Form of U.S. Tax Compliance Certificate
Exhibit H-4	Form of U.S. Tax Compliance Certificate
Exhibit I	Form of Revolver Intercreditor Agreement
Exhibit J	Auction Procedures
Exhibit K	Form of U.S. Security Agreement

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TERM LOAN AGREEMENT dated as of July 13, 2016 among UBER TECHNOLOGIES, INC., as the Borrower, the LENDERS party hereto and MORGAN STANLEY SENIOR FUNDING, INC., as the Administrative Agent.

The Borrower (such term and each other capitalized term used and not otherwise defined in these recitals having the meaning assigned to it in Article 1), has requested the Lenders to make Loans to the Borrower on the date hereof in an initial aggregate principal amount not in excess of $1,150,000,000.

The proceeds of borrowings hereunder are to be used for the purposes described in Section 5.09. The Lenders are willing to provide the Loans upon the terms and subject to the conditions set forth herein. Accordingly, for valuable consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Additional Lender” means, at any time, any bank, any financial institution or institutional lender that, in any case, is not an existing Lender and that agrees to provide any portion of any Incremental Commitment pursuant to a Joinder Agreement in accordance with Section 2.18 or any portion of any Term Loan Agreement Refinancing Indebtedness pursuant to a Refinancing Amendment in accordance with Section 2.20.

“Adjusted LIBO Rate” means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Borrowing, the rate per annum obtained by dividing (i) the rate per annum determined by the Administrative Agent on the basis of the rate for deposits in dollars for a period equal to such Interest Period commencing on the first day of such Interest Period as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate) appearing on Reuters Screen LIBOR01 page (or any successor page) as of approximately 11:00 a.m., London, England time, on such Interest Rate Determination Date; provided that, in the event such rate does not appear on such page or service or if such page or service shall cease to be available, the Adjusted LIBO Rate shall be determined by the Administrative Agent by reference to such other comparable publicly available service for displaying LIBO rates as may be selected by the Administrative Agent, or, in the absence of such availability, the arithmetic mean of the rates (rounded upward to the nearest 1/100th of 1%) as supplied to Administrative Agent at its request and quoted by the reference banks appointed by the Administrative Agent in consultation with the Borrower to leading banks who consent to such appointment in the London interbank market for dollar deposits of a duration equal to the duration of such Interest Period, on such Interest Rate Determination Date, by (ii) an amount equal to (a) one minus (b) the Applicable Reserve Requirement; provided that in no event shall the Adjusted LIBO Rate be less than the LIBOR Floor.

“Administrative Agent” means MSSF, in its capacity as administrative agent for the Lenders hereunder, or any successor administrative agent.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent from time to time.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Affiliated Assignment and Assumption” means an assignment and assumption entered into by a Lender and a Purchasing Borrower Party and accepted by the Administrative Agent, substantially in the form of Exhibit A-2 or any other form approved by the Administrative Agent.

“Agent Parties” has the meaning set forth in Section 9.01(d).

“Agents” means, collectively, the Administrative Agent and the Arrangers and each of the entities identified on the cover page hereof as a Co-Syndication Agent or a Documentation Agent, each in its capacity as such.

“Agreement” means this Term Loan Agreement, as the same may hereafter be modified, supplemented, extended, amended, restated or amended and restated from time to time.

“All-in Yield” means, with respect to any Indebtedness as of any date of determination, the sum of (i) the higher of (A) the Adjusted LIBO Rate on such date for a deposit in dollars with a maturity of one month and (B) the LIBOR Floor, if any, with respect thereto as of such date, (ii) the interest rate margins of such date, (with such interest rate margin and interest spreads to be determined by reference to the Adjusted LIBO Rate) and (iii) the amount of original issue discount and upfront fees thereon (converted to yield assuming a four-year average life and without any present value discount).

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Effective Rate in effect on such day plus 1⁄2 of 1% and (iii) the sum of (a) the Adjusted LIBO Rate that would be payable on such day for a Eurodollar Borrowing with a one-month interest period plus (b) 1.00%; provided that in no event shall the Alternate Base Rate be less than 2.00%. If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (ii) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective on the effective day of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

“Anti-Corruption Laws” means the FCPA, the U.K. Bribery Act 2010 to the extent applicable, all other applicable anti-corruption laws, the Bank Secrecy Act to the extent applicable, the USA PATRIOT Act, and the applicable anti-money laundering statutes of jurisdictions where the Borrower and its Subsidiaries conduct business, and the rules and regulations (if any) thereunder enforced by any governmental agency.

“Anti-Terrorism Laws” has the meaning set forth in Section 3.15(a).

“Applicable Foreign Jurisdiction” has the meaning set forth in Section 5.10.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Applicable Percentage” means, at any time with respect to any Lender, the percentage of the total Loans outstanding represented by such Lender’s Loans at such time.

“Applicable Rate” means, for any day, (i) 4.00% per annum with respect to any Eurodollar Loan and (ii) 3.00% per annum with respect to any ABR Loan.

“Applicable Reserve Requirement” means for any day as applied to a Eurodollar Borrowing, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its activities and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arranger” means each of MSSF, Barclays, Citigroup and Goldman Sachs, in its capacity as a joint lead arranger and a joint bookrunner, and each of JPMorgan and SunTrust, in its capacity as a joint bookrunner.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, substantially in the form of Exhibit A-1 or any other form approved by the Administrative Agent.

“Auction Manager” has the meaning set forth in Section 2.19(a).

“Auction Notice” means an auction notice given by the Borrower in accordance with the Auction Procedures with respect to an Auction Purchase Offer.

“Auction Procedures” means the auction procedures with respect to Auction Purchase Offers set forth in Exhibit J hereto.

“Auction Purchase Offer” means an offer by the Borrower to purchase Loans of one or more Classes pursuant to modified Dutch auctions conducted in accordance with the Auction Procedures and otherwise in accordance with Section 2.19.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law or regulation for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” means Chapter 11 of Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Bankruptcy Event” means an Event of Default of the type described in Section 7.01(h), (i) or (j).

“Barclays” means Barclays Bank PLC.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America (or any successor).

“Borrower” means Uber Technologies, Inc., a Delaware corporation.

“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP; provided that, for the avoidance of doubt, any obligations relating to a lease that was accounted for by such Person as an operating lease as of the Effective Date and any similar lease entered into after the Effective Date by such Person shall be accounted for as obligations relating to an operating lease and not as Capital Lease Obligations.

“Cash Equivalents” means:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of issuance thereof;

(b) investments in commercial paper maturing within 270 days from the date of issuance thereof and having, at such date of acquisition, a rating of at least “Prime 1” (or the then equivalent grade) by Moody’s or “A-1” (or the then equivalent grade) by S&P;

(c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the Administrative Agent or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that issues (or the parent of which issues) commercial paper rated at least “Prime 1” (or the then equivalent grade) by Moody’s or “A-1” (or the then equivalent grade) by S&P;

(d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria of clause (c) above;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(e) investments in “money market funds” substantially all of whose assets are invested in investments of the type described in clauses (a) through (d) above;

(f) in the case of any Foreign Subsidiary, other short-term investments that are analogous to the foregoing, are of comparable credit quality and are customarily used by companies in the jurisdiction of such Parent or Foreign Subsidiary for cash management purposes; and

(g) investments permitted pursuant to Borrower’s (or Holdings’) investment policy as approved by the Board of Directors (or committee thereof) of the Borrower or Holdings, as applicable, from time to time.

“Certain Specified Indebtedness Cap” means, as of any date of determination, with respect to any proposed creation, incurrence or assumption of Specified Indebtedness (subject to Section 1.06), the greater of (x) $5.0 billion and (y) 2.5 times the Consolidated Adjusted EBITDA (calculated on a pro forma basis to reflect the creation, incurrence or assumption of such Specified Indebtedness) for the period of four consecutive fiscal quarters of the Borrower ended on or prior to such time (taken as one accounting period) in which financial statements for each quarter or fiscal year in such period have been or were required to be delivered pursuant to Section 5.01(a) or (b) without giving effect to any grace period applicable thereto.

“Change in Control” means (a) prior to an IPO, (x) the transfer, directly or indirectly, of beneficial ownership of a majority of the aggregate ordinary voting power of the Borrower on a fully diluted basis or (y) the consummation of a merger, amalgamation, plan of arrangement or other transaction or series of related transactions resulting in the combination of the Borrower with or into another entity, where the stockholders of the Borrower immediately prior to any such transaction(s) directly or indirectly do not continue to beneficially own at least 50% of the voting interest in the continuing or surviving entity on a fully diluted basis immediately following such transaction or series of related transactions; provided that a transaction of the type described in this clause (a) will not constitute a Change in Control if the principal purpose of the transaction is a bona fide equity financing transaction; provided, further, that a Permitted Holdco Transaction shall not constitute a Change in Control pursuant to this clause (a); (b) after an IPO, the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act and the rules of the SEC thereunder), of Equity Interests in the Public Company representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in the Public Company; provided, further, that a Permitted Holdco Transaction shall not constitute a Change in Control pursuant to this clause (b) so long as, if the Borrower was the Public Company immediately prior to such transaction, Holdings shall thereafter be the Public Company for purposes of this defined term; or (c) after the consummation of a Permitted Holdco Transaction, the failure of Holdings to own 100% of the aggregate ordinary voting power of the Borrower. The consummation of an IPO shall not constitute a Change in Control.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Charges” has the meaning set forth in Section 9.13.

“Citigroup” means Citigroup Global Markets Inc.

“Class” when used in reference to any Loan or Borrowing, refers to whether such Loan, or Loans comprising such Borrowing, are Term Loans, any class of Incremental Term Loans or any class of Refinancing Term Loans.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means all “Pledged Collateral” as defined in the U.S. Security Agreement and all other property and assets that are or are required to be pledged or granted as collateral pursuant to a Security Document (a) on the Effective Date or (b) thereafter pursuant to Section 5.10 or Section 5.11 or as otherwise required hereunder and, in each case, other than Excluded Collateral.

“Commitment” means, with respect to each Lender, such Lender’s Term Commitment, Incremental Commitment or Refinancing Commitment, as applicable.

“Commitments” means the Term Loan Commitments, the Incremental Commitments and the Refinancing Commitments. The aggregate amount of the Lenders’ Commitments on Effective Date is $1,150,000,000.

“Communications” has the meaning set forth in Section 9.01(d).

“Competitor” has the meaning set forth in the definition of “Disqualified Institution.”

“Competitor Investor” has the meaning set forth in the definition of “Disqualified Institution.”

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income or gross profits (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Adjusted EBITDA” means, for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans and loans under the Revolving Facility), plus expenses associated with the equity component of, and any mark-to-market losses with respect to, Convertible Notes, (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill), (e) any extraordinary charges or losses determined in accordance with GAAP, (f) non-cash stock option and other equity-based compensation expenses and payroll tax expense related to stock option and other equity-based compensation expenses, (g) any other non-cash charges, non-cash expenses or non-cash losses of the Borrower or any of its Restricted Subsidiaries for such period, including any write-down of intangibles (excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of, or a reserve for, cash charges for any future period), including, for the avoidance of doubt, non-cash foreign currency translation losses and any unrealized losses in respect of Swap Agreements (including non-cash losses related to currency remeasurement of Indebtedness); provided, however that cash payments made in such period or in any future period in respect of such non-cash charges, expenses or losses (excluding any such charge, expense

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

or loss incurred in the ordinary course of business that constitutes an accrual of, or a reserve for, cash charges for any future period) shall be subtracted from Consolidated Net Income in calculating Consolidated Adjusted EBITDA in the period when such payments are made, (h) transition, integration and similar fees, charges and expenses related to acquisitions or dispositions, (i) restructuring charges or reserves including write-downs and write-offs, including any one-time costs incurred in connection with acquisitions or dispositions and costs related to the closure, consolidation and integration of facilities, information technology infrastructure and legal entities, and severance and retention bonuses; (j) the amount of cost savings and synergies projected by the Borrower in good faith to be realized as a result of an acquisition not prohibited hereunder, in each case within the four consecutive fiscal quarters following the consummation of such acquisition (or following the consummation of the squeeze-out merger in the case of an acquisition structured as a two-step transaction), calculated as though such cost savings and synergies had been realized on the first day of such period and net of the amount of actual benefits received during such period from such acquisition; provided that (i) a duly completed certificate signed by a Responsible Officer shall be delivered to the Administrative Agent certifying that such cost savings and synergies are reasonably expected and factually supportable in the good faith judgment of the Borrower and (ii) no cost savings or synergies shall be added pursuant to this clause (j) to the extent duplicative of any expenses or charges otherwise added to Consolidated EBITDA, whether through a pro forma adjustment or otherwise, for such period (provided that. notwithstanding anything to the contrary, the amount that may be added back pursuant to clauses (h), (i), (j) and (l) may not in the aggregate for any four fiscal quarter period exceed the greater of (x) $25,000,000 and (y) 15% of Consolidated Adjusted EBITDA for such period (determined without giving effect to any such adjustment pursuant to such clauses (h), (i), (j) and (l))), (k) costs, expenses, settlements and charges related to, arising out of or made in connection with legal proceedings and regulatory matters (provided that the amount that may be added back pursuant to this clause (k) may not in the aggregate for any four fiscal quarter period exceed the greater of (x) $25,000,000 and (y) 15% of Consolidated Adjusted EBITDA for such period (determined without giving effect to any such adjustment pursuant to this clause (k)), (l) costs, fees, charges and losses in respect of discontinued operations, (m) adjustments relating to purchase price allocation accounting, and (n) fees and expenses directly related to the Transactions, the incurrence of any Specified Indebtedness permitted hereunder, the offering of any Equity Interests by the Borrower (or Holdings, as applicable) and any acquisition or disposition transactions, minus, to the extent included in the statement of such Consolidated Net Income for such period (and without duplication), the sum of (a) interest income, (b) any extraordinary income or gains determined in accordance with GAAP, and (c) any other non-cash income (excluding any items that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period that are described in the parenthetical to clause (g) above), including for the avoidance of doubt non-cash foreign currency translation gains (including non-cash gains related to currency remeasurement of Indebtedness), mark-to-market gains in respect of Convertible Notes and unrealized gains in respect of Swap Agreements, all as determined on a consolidated basis.

“Consolidated Net Income” means, for any period, the net income or loss of the Borrower and its Restricted Subsidiaries for such period, determined on a consolidated basis in conformity with GAAP; provided that there shall be excluded (a) the income of any Person that is not a consolidated Restricted Subsidiary except to the extent of the amount of cash dividends or similar cash distributions actually paid by such Person to the Borrower or, subject to clauses (b) and (c) below, any consolidated Restricted Subsidiary during such period, (b) the income of, and any amounts referred to in clause (a) above paid to, any consolidated Restricted Subsidiary of the Borrower to the extent that, on the date of determination, the declaration or payment of cash dividends or similar cash distributions by such Restricted Subsidiary is not permitted without any prior approval of any Governmental Authority that has not been obtained or is not permitted by the operation of the terms of the organizational documents of such Restricted Subsidiary, any agreement or other instrument binding upon such Restricted Subsidiary or any law applicable to such Restricted Subsidiary, unless such restrictions with respect to the payment of cash dividends and other similar cash distributions have been legally and effectively waived, and (c) the income or loss of, and any amounts referred to in clause (a) above paid to, any consolidated Restricted Subsidiary that is not wholly-owned by the Borrower to the extent such income or loss or such amounts are attributable to the noncontrolling interest in such consolidated Restricted Subsidiary.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Convertible Notes” means debt securities that are convertible into or exchangeable for any combination of Equity Interests and/or cash; provided that such debt securities do not have a scheduled maturity date any earlier than the date that is five years from the date of issuance.

“Credit Parties” has the meaning set forth in Section 9.12.

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Disclosure Letter” means the disclosure letter, dated as of the date hereof, as amended or supplemented from time to time pursuant to the terms of this Agreement.

“Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (i) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise, (ii) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, or (iii) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the Latest Maturity Date applicable at the time of issuance thereof, except, in the case of clauses (i) and (ii), if as a result of a change of control, fundamental change or asset sale, so long as any rights of the holders thereof upon the occurrence of such a change of control, fundamental change or asset sale event are subject to the prior expiration or termination of the Commitments, the payment in full of the principal of and interest on each Loan and all fees payable hereunder.

“Disqualified Institution” means, as of any date: (a) any person designated by the Borrower as a “Disqualified Institution” by written notice delivered to the Administrative Agent on or prior to the date of the Engagement Letter and (b) at any time prior to or from time to time after the date of the Engagement Letter, (i) any person that is a competitor of the Borrower and its Subsidiaries (taken as a whole) in their principal lines of business (as conducted as of the Effective Date) that has been identified as a competitor by the Borrower and designated as a “Disqualified Institution” by written notice to the Administrative Agent (any such person referred to in this clause (b)(i), a “Competitor”), (ii) any person that is the beneficial owner of any debt or equity securities issued by any Competitor that has been identified by the Borrower in writing to the Administrative Agent from time to time and designated as a “Disqualified Institution” by written notice to the Administrative Agent and is reasonably acceptable to the Administrative Agent (any such person referred to in this clause (b)(ii), a “Competitor Investor”) and (iii) any affiliate of any Competitor or Competitor Investor that is (A) identified by the Borrower in writing to the Administrative Agent from time to time or (B) clearly identifiable on the basis of such

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

affiliate’s name and, in the case of each of clauses (A) and (B), reasonably acceptable to the Administrative Agent; provided that at no time shall the number, in the aggregate, of Disqualified Institutions (excluding any Disqualified Institutions under clause (a) above) that are either (x) Competitor Investors designated under clause (ii) or (y) affiliates of Competitor Investors identified under clause (iii) exceed ten (10); provided, further, that any person that becomes a “Disqualified Institution” after the applicable trade date for an assignment or participation interest shall not apply to retroactively make such person a “Disqualified Institution” with respect to such assignment or participation interest or any previously acquired assignment of or participation interest in the Term Loans, but such person shall not be able to increase its interests (including participation interests) in, the Term Loans; provided, however, that, in each case, “Disqualified Institutions” shall exclude any person that the Borrower has designated as no longer being a “Disqualified Institution” by written notice delivered to the Administrative Agent from time to time. Notwithstanding anything to the contrary set forth herein, no person who holds any Specified Indebtedness (including loans) or Equity Interests of the Borrower as of the date of the Engagement Letter shall be a Disqualified Institution for so long as such person shall hold such Specified Indebtedness or Equity Interests.

“dollars” or “$” refers to lawful money of the United States of America.

“Domestic Restricted Subsidiary” means any Domestic Subsidiary that is a Restricted Subsidiary.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States, excluding (x) any such Subsidiary substantially all of the assets of which consist of Equity Interests in one or more Subsidiaries that are “controlled foreign corporations” within the meaning of Section 957 of the Code and whose liabilities are less than 50% of the value of such equity interests and (y) any such Subsidiary that is owned (directly or indirectly) by a Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

“Engagement Letter” means that certain Engagement Letter, dated as of June 28, 2016, by and among the Borrower and the Engagement Parties (as defined therein).

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the generation, use, handling, transportation, storage, treatment, disposal, management, release or threatened release of any Hazardous Material or to health and safety matters.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of investigation, reclamation or remediation, fines, penalties or indemnities), of the Borrower or any Restricted Subsidiary directly or indirectly resulting from or based upon (a) any Environmental Law, including compliance or noncompliance therewith, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the presence, release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest; provided that Equity Interests shall not include any Convertible Notes.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

“ERISA Affiliate” means any person that for purposes of Title I or Title IV of ERISA or Section 412 of the Code would be deemed at any relevant time to be a single employer or otherwise aggregated with the Borrower or a Restricted Subsidiary under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

“ERISA Event” means any one or more of the following: (a) any reportable event, as defined in Section 4043 of ERISA, with respect to a Plan, as to which the PBGC has not waived under subsection .22, .23, .25, .26, .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Regulation Section 4043 the requirement of Section 4043(a) of ERISA that it be notified of such event; (b) the termination of any Plan under Section 4041(c) of ERISA; (c) the institution of proceedings by the PBGC under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (d) the failure to make a required contribution to any Plan that would result in the imposition of a lien or other encumbrance or the provision of security under Section 430 of the Code or Section 303 or 4068 of ERISA, or the arising of such a lien or encumbrance; (e) the failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived; or a determination that any Plan is, or is expected to be, considered an at-risk plan within the meaning of Section 430 of the Code or Section 303 of ERISA; (f) engaging in a non-exempt prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA with respect to a Plan; (g) the complete or partial withdrawal of any Borrower, Restricted Subsidiary or any ERISA Affiliate from a Multiemployer Plan which results in the imposition of Withdrawal Liability or the reorganization or insolvency under Title IV of ERISA of any Multiemployer Plan or (h) a determination that any Multiemployer Plan is in endangered or critical status under Section 432 of the Code or Section 305 of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Event of Default” has the meaning set forth in Article 7.

“Excluded Collateral” means (a) any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law, (b) any commercial tort claims, (c) any Excluded IP, (d) any patent, trademark or copyright or license or application in respect thereof, in each case to the extent the grant of a security interest therein would violate or invalidate any license or other agreement with any person (other than the Borrower or any Guarantor) relating to such patent, trademark or copyright or license or application in respect thereof or create a right of termination in favor of any other party thereto (other than the Borrower or any Guarantor) after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code (in each case to the extent the relevant limitation was in existence on the date hereof or, in the case of any patent, trademark or copyright or license or application in respect thereof that is created or acquired after the date hereof, on the date of creation or acquisition and not incurred in contemplation of the provisions of this paragraph) or other applicable law, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under applicable law notwithstanding such prohibition, (e) Equity Interests issued by (i) any Excluded Subsidiary, (ii) any Immaterial Subsidiary or (iii) any Foreign Subsidiary that is not a Material Foreign Subsidiary and (f) voting Equity Interests issued by any Foreign Subsidiary in excess of 66% (or, in the case of Uber International C.V., 64%) thereof (or, solely in the case of this clause (f), such lesser percentage as is required (i) by applicable law, (ii) by the organizational documents of such Foreign Subsidiary as in effect on the Effective Date (or, in the case of any Foreign Subsidiary created or acquired after the Effective Date, at the time of such creation or acquisition and so long as the relevant limitation was not entered into in contemplation of the provisions of this definition) or (iii) to not result in material adverse tax consequences to the Borrower and its Subsidiaries); provided that notwithstanding anything herein to the contrary, properties or assets of the Borrower or a Guarantor shall not constitute Excluded Collateral to the extent they are pledged as collateral to secure any Incremental Loans, any Term Loan Agreement Refinancing Indebtedness or any other Secured Specified Indebtedness.

“Excluded IP” has the meaning assigned to such term in the U.S. Security Agreement.

“Excluded Subsidiary” means (a) any Unrestricted Subsidiary, (b) any Subsidiary that is prohibited by applicable law, rule or regulation or by any contractual obligation to which such Subsidiary is a party or by which it or any of its property or assets is bound from guaranteeing the Obligations; provided that any such agreement, instrument or other undertaking (i) is in existence on the Effective Date (or, with respect to a Subsidiary created or acquired after the Effective Date, as of the date of such creation or acquisition) and (ii) in the case of a Subsidiary created or acquired after the Effective Date, was not entered into in connection with, or in contemplation of, such acquisition or the provisions of this definition) and (c) any Subsidiary with respect to which guaranteeing the Obligations would require consent, approval, license or authorization from any Governmental Authority, unless such consent, approval, license or authorization has been obtained.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to the Administrative Agent or any Lender or required to be withheld or deducted from a payment to the Administrative Agent or any Lender: (a) Taxes imposed on (or measured by) its net income or gross profit, franchise Taxes, and branch profits Taxes, in each case (i) imposed by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or (ii) that otherwise are Other Connection Taxes, (b) in the case of a Lender, any United States withholding Tax that is imposed on amounts payable to or for the account of such Lender with respect to an applicable

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

interest in a Loan or Commitment pursuant to a law in effect on the date on which such Lender becomes a party to this Agreement (other than pursuant to an assignment request of the Borrower under Section 2.16) or designates a new lending office, except to the extent that such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office or assignment, to receive additional amounts from the Borrower with respect to such withholding Tax pursuant to Section 2.14(a), (c) Taxes attributable to Administrative Agent’s or such Lender’s failure to comply with Section 2.14(f) and (d) any U.S. withholding Taxes imposed under FATCA.

“Executive Order” has the meaning set forth in Section 3.15(a).

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code or any published intergovernmental agreement and any fiscal or regulatory legislation, rules or official practices adopted pursuant to any published intergovernmental agreement entered into in connection with the implementation of such Sections of the Code.

“FCPA” means the Foreign Corrupt Practices Act of 1977, (15 U.S.C. §§ 78dd-1, et seq.) as amended.

“Federal Funds Effective Rate” means for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day or, if no such rate is so published on any day that is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it; provided that if the relevant screen rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Fee Letter” means that certain Fee Letter, dated as of June 28, 2016, by and among the Borrower and the Engagement Parties (as defined in the Engagement Letter).

“Financial Officer” means the chief financial officer, principal accounting officer, vice president of finance or corporate controller or most senior financial officer of the Borrower.

“First Lien Intercreditor Agreement” means (a) the Revolver Intercreditor Agreement and (b) any other First Lien Intercreditor Agreement among the Administrative Agent and one or more Senior Representatives for holders of Indebtedness secured by Liens on the Collateral that are pari passu with the Liens on the Collateral securing the Obligations, in form and substance reasonably satisfactory to the Administrative Agent (it being agreed that the form attached as Exhibit I shall be reasonably satisfactory to the Administrative Agent).

“Foreign Lender” means any Lender whose interest in any Obligation is treated for U.S. federal income tax purposes as owned by a Person that is not a U.S. Person.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles in the United States of America.

“Goldman Sachs” means Goldman Sachs Lending Partners LLC.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Governmental Acts” means any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business, or customary indemnification obligations entered into in connection with any acquisition or disposition of assets or of other entities (other than to the extent that the primary obligations that are the subject of such indemnification obligation would be considered Indebtedness hereunder).

“Guarantor” means (a) any Material Domestic Subsidiary of the Borrower that has delivered a Guaranty or a joinder agreement to a Guaranty pursuant to Section 5.10 hereof and (b) upon the consummation of any Permitted Holdco Transaction and the delivery of a Holdings Guaranty pursuant to Section 5.11 by Holdings, Holdings.

“Guaranty” means a guaranty agreement in substantially the form of Exhibit E-1 hereto.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Holdings” shall have the meaning set forth in the definition of “Permitted Holdco Transaction”.

“Holdings Guaranty” means a guaranty agreement in substantially the form of Exhibit E-2 hereto.

“Immaterial Subsidiary” means, at any date of determination, any direct or indirect Domestic Subsidiary of the Borrower or, after a Permitted Holdco Transaction, Holdings, other than (a) any Excluded Subsidiary and (b) any Domestic Subsidiary that has been designated by the Borrower by written notice to the Administrative Agent as being a “Material Domestic Subsidiary” from time to time, at any date of determination, (i) whose total assets as of the most recent available quarterly or year-end financial statements do not exceed 5% of the Total Assets at such date and (ii) whose revenues for the most recently ended four-quarter period for which financial statements are available do not exceed 5% of the consolidated revenues of the Borrower and its Subsidiaries for such period, in each case determined in accordance with GAAP; provided that (A) the total assets of all such Immaterial Subsidiaries as of the most recent available quarterly or year-end financial statements shall not exceed 30% of the Total Assets

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

at such date and (B) the revenues of all such Immaterial Subsidiaries for the most recently ended four-quarter period for which financial statements are available shall not exceed 30% of the consolidated revenues of the Borrower and its Subsidiaries for such period, in each case determined in accordance with GAAP.

“Increased Amount Date” has the meaning set forth in Section 2.18(a).

“Incremental Available Amount” means, for purposes of any Incremental Commitments on any date of determination, (a) $1,000,000,000, plus, (b) any additional or other amount, so long as, solely in this case of this clause (b) and subject to Section 1.06, the Borrower has provided the financial statements described in Section 5.01(e) as of and for the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) and the Senior Secured Net Leverage Ratio does not exceed 2.50 to 1.00, determined on a pro forma basis after giving effect to such Incremental Commitments as of such Measurement Period and treating any Incremental Commitments or Specified Indebtedness consisting of a revolving credit facility incurred on such date (or, in the case, of a Limited Conditionality Acquisition, to be incurred in connection with such acquisition) as fully drawn; provided that Senior Indebtedness shall be determined without taking into account any cash or Cash Equivalents constituting proceeds of any Loans made under any Incremental Commitments or Specified Indebtedness to be provided on such date (or, in the case, of a Limited Conditionality Acquisition, to be incurred in connection with such acquisition) that may otherwise reduce the amount of Senior Secured Indebtedness for purposes of determining the Senior Secured Net Leverage Ratio; provided, further, that subject to Section 1.06, the Incremental Available Amount shall not exceed an amount that would cause the principal amount of outstanding Secured Specified Indebtedness to exceed the amount permitted by Section 6.02(r).

“Incremental Commitments” has the meaning set forth in Section 2.18(a).

“Incremental Lender” has the meaning set forth in Section 2.18(a).

“Incremental Loan” has the meaning set forth in Section 2.18(b).

“Incremental Loan Maturity Date,” means, as to any Incremental Loan, the maturity date specified in the Joinder Agreement for such Incremental Loan.

“Indebtedness” of any Person at any date means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of such Person’s business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of bankers’ acceptances, letters of credit, surety bonds or similar arrangements, (g) all Guarantees of such Person in respect of obligations of the kind referred to in clauses (a) through (f) above, and (h) all obligations of the kind referred to in clauses (a) through (g) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned or acquired by such Person, whether or not such Person has assumed or become liable for the payment of such obligation. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee” has the meaning set forth in Section 9.03(b).

“Information” has the meaning set forth in Section 9.12(a).

“Intercreditor Agreement” means the Revolver Intercreditor Agreement, any First Lien Intercreditor Agreement or any Second Lien Intercreditor Agreement, and “Intercreditor Agreements” means each of the foregoing collectively.

“Interest Election Request” has the meaning set forth in Section 2.05(b).

“Interest Payment Date” means (a) with respect to any ABR Loan, the last Business Day of each March, June, September and December, (b) with respect to any Eurodollar Loan, the last Business Day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period, and (c) with respect to any Loan, the Maturity Date applicable to such Loan.

“Interest Period” means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each Lender, twelve months or less than one month) thereafter, as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interest Rate Determination Date” means, with respect to any Interest Period, the date that is two Business Days prior to the first day of such Interest Period.

“IPO” means a bona fide underwritten sale to the public of common stock of the Public Company pursuant to a registration statement (other than on Form S-8 or any other form relating to securities issuable under any benefit plan of the Borrower or any of its Subsidiaries, as the case may be) that is declared effective by the SEC.

“IRS” means the U.S. Internal Revenue Service.

“Joinder Agreement” means a joinder agreement to this Agreement in form and substance reasonably satisfactory to the Administrative Agent.

“JPMorgan” means JPMorgan Chase Bank, N.A.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Latest Maturity Date” means, at any date of determination, the latest Maturity Date applicable to any Loan or Commitment hereunder at such time.

“Lenders” means the Persons listed on Schedule 2.01, any Additional Lender and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“LIBOR Floor” means 1.00%.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Limited Conditionality Acquisition” means any acquisition whose consummation is not conditioned on (a) the availability of, or on obtaining, third party financing, (b) the receipt of proceeds of any investment or (c) the redemption or repayment of indebtedness requiring irrevocable notice in advance of such redemption or repayment.

“Loan Documents” means this Agreement (including any amendment hereto or waiver hereunder), the Notes (if any), the Security Documents, any First Lien Intercreditor Agreement, any Second Lien Intercreditor Agreements, any Joinder Agreement, any Refinancing Amendment, any Guaranty, any instrument of joinder to any Guaranty delivered pursuant to Section 5.10, any Holdings Guaranty, the Fee Letter and any other agreement, instrument or document executed after the date hereof and designated by its terms as a Loan Document.

“Loan Parties” means the Borrower and the Guarantors.

“Loans” means the Term Loans, Incremental Loans or Refinancing Term Loans, as applicable.

“Material Adverse Effect” means a material adverse effect on (a) the business, property, financial condition or results of operations of the Borrower and the Restricted Subsidiaries taken as a whole, or (b) the rights of or remedies available to the Agents and the Lenders under this Agreement, any Guaranty, any Holdings Guaranty or any Security Document (other than due to the action or inaction of the Agents or the Lenders).

“Material Domestic Subsidiary” means a wholly-owned Domestic Subsidiary that is not an Immaterial Subsidiary or an Excluded Subsidiary.

“Material Foreign Subsidiary” means any Foreign Subsidiary that is a direct Subsidiary of the Borrower or any Guarantor (i) whose total assets (together with those of its consolidated subsidiaries) as of the most recent available quarterly or year-end financial statements exceed 5% of the Total Assets at such date and (ii) whose revenues (together with those of its consolidated subsidiaries) for the most recently ended four-quarter period for which financial statements are available exceed 5% of the consolidated revenues of the Borrower and its Subsidiaries for such period, in each case determined in accordance with GAAP.

“Material Indebtedness” means Indebtedness (other than any Indebtedness under the Loan Documents and other than Indebtedness among Holdings, the Borrower and their Subsidiaries), or obligations in respect of one or more Swap Agreements, of any one or more of Holdings, the Borrower

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

and its Restricted Subsidiaries in a principal amount exceeding $150,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of Holdings, the Borrower or any Restricted Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings, the Borrower or such Restricted Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

“Maturity Date” means (i) with respect to the Term Loans, the Term Loan Maturity Date, (ii), with respect to any Incremental Loans, the Incremental Loan Maturity Date applicable thereto and (iii) with respect to any Refinancing Term Loans, the Refinancing Term Loan Maturity Date applicable thereto.

“Maximum Rate” has the meaning set forth in Section 9.13.

“Measurement Period” means, at any date of determination, the most recently completed four consecutive fiscal quarters of the Borrower ended on such date.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“MSSF” means Morgan Stanley Senior Funding, Inc.

“Multiemployer Plan” means any multiemployer plan as defined in Section 4001(a)(3) of ERISA, which is contributed to by (or to which there is or could be an obligation to contribute of) the Borrower or a Restricted Subsidiary or an ERISA Affiliate, and each such plan for the five- year period immediately following the latest date on which the Borrower, or a Restricted Subsidiary or an ERISA Affiliate contributed to or had an obligation to contribute to such plan.

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 9.02 and (ii) has been approved by the Required Lenders.

“Non-Public Information” means information that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD.

“Non-U.S. Plan” means any plan, fund (including, without limitation, any superannuation fund) or other similar program established, contributed to (regardless of whether through direct contributions or through employee withholding) or maintained outside the United States by the Borrower or one or more Restricted Subsidiaries primarily for the benefit of employees of the Borrower or such Restricted Subsidiaries residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

“Non-U.S. Pledge Agreement” means any pledge agreement governed by the laws of a jurisdiction other than the United States in favor of the Administrative Agent, for the benefit of the Secured Parties, which shall provide for the grant of a first-priority security interest (subject to Permitted Liens) to the Administrative Agent for the benefit of the Secured Parties in the Collateral consisting of the Equity Interests of a Material Foreign Subsidiary (other than Excluded Collateral), which shall be in form and substance reasonably satisfactory to the Administrative Agent.

“Note” has the meaning set forth in Section 2.07(e).

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Obligations” means all amounts owing by any Loan Party to the Administrative Agent or any Lender pursuant to the terms of this Agreement or any other Loan Document (including all interest which accrues after the commencement of any case or proceeding in bankruptcy after the insolvency of, or for the reorganization of the Borrower or any of its Subsidiaries, whether or not allowed in such case or proceeding) and any and all other amounts owed by any Loan Party under the Loan Documents, including in favor of and amounts owed to Indemnitees.

“Other Connection Taxes” means, with respect to the Administrative Agent or any Lender, Taxes imposed as a result of a present or former connection between such Administrative Agent, Lender or other recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Administrative Agent or Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means any and all present or future stamp, court or documentary taxes or any other excise, property, intangible, recording, filing or similar Taxes which arise from any payment made, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement and the other Loan Documents; excluding, however, such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than such taxes imposed with respect to an assignment that occurs as a result of the Borrower’s request pursuant to Section 2.16(b)).

“Participant” has the meaning set forth in Section 9.04(c)(i).

“Participant Register” has the meaning set forth in Section 9.04(c)(iii).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Pension Plan” means any “employee pension benefit plan” within the meaning of Section 3(2) of ERISA, other than a Multiemployer Plan, that is subject to Title IV of ERISA, Section 412 of the Code or Section 302 of ERISA and is maintained in whole or in part by the Borrower, any Restricted Subsidiary or any ERISA Affiliate or with respect to which any of the Borrower, any Restricted Subsidiary or any ERISA Affiliate has actual or contingent liability.

“Permitted Encumbrances” means:

(a) Liens imposed by law for taxes, assessments or governmental charges or levies that are not yet delinquent or are being contested in compliance with Section 5.04;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, landlord’s, supplier’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in good faith;

(c) pledges and deposits made (i) in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations or employment laws or to secure other public, statutory or regulatory obligations and (ii) in respect of letters of credit, bank guarantees or similar instruments issued for the account of any Loan Party or any Restricted Subsidiary in the ordinary course of business supporting obligations of the type set forth in clause (c)(i) above;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(d) pledges and deposits (i) to secure the performance of bids, trade and commercial contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case incurred in the ordinary course of business and (ii) in respect of letters of credit, bank guarantees or similar instruments issued for the account of Parent or any Subsidiary in the ordinary course of business supporting obligations of the type set forth in clause (d)(i) above;

(e) judgment liens in respect of judgments that do not constitute an Event of Default under Section 7.01(k) and Liens securing appeal or surety bonds related to such judgments;

(f) easements, zoning restrictions, rights-of-way, building ordinances, encroachments, title defects and other irregularities, governmental restrictions on the use of property or conduct of business and Liens in favor of Governmental Authorities and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Restricted Subsidiary; and

(g) Uniform Commercial Code financing statements filed (or similar filings under applicable law) solely as a precautionary measure in connection with operating leases.

“Permitted Holdco Transaction” means a transaction or series of related transactions that cause 100% of the Equity Interests in Borrower to be held by a newly-formed entity (“Holdings”); provided that (a) Holdings shall be organized under the laws of any political subdivision of the United States and shall have complied with Section 5.11 and (b) but for such Permitted Holdco Transaction, no Change in Control shall have occurred under clauses (a)(y) of the definition thereof (based on the ownership of the Borrower prior to such transaction as compared to the ownership of Holdings after giving effect to such Transaction), clause (b) of the definition thereof (based on the Holdings being the Public Company) or clause (c) of the definition thereof.

“Permitted Liens” means any Liens permitted pursuant to Section 6.02.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” as defined in Section 3 of ERISA (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA maintained or contributed to by the Borrower, a Restricted Subsidiary or any ERISA Affiliate or to which the Borrower, a Restricted Subsidiary or an ERISA Affiliate has or could have an obligation to contribute, and each such plan subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA for the five-year period immediately following the latest date on which the Borrower, a Restricted Subsidiary or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to (or is deemed under Section 4069 of ERISA to have maintained or contributed to or to have had an obligation to contribute to, or otherwise to have liability with respect to) such plan.

“Platform” has the meaning set forth in Section 9.01(d).

“Prime Rate” means the rate of interest the rate of interest published by the Wall Street Journal, from time to time, as the prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Principal Office” means the office of the Administrative Agent as set forth in Section 9.01(a), or such other office or office of a third party or sub-agent, as appropriate, as the Administrative Agent may from time to time designate to Borrower and each Lender upon two Business Days’ written notice.

“Public Company” means, after the IPO, the Person that shall have issued Equity Interests pursuant to such IPO (such person being either the Borrower or any direct parent company of the Borrower).

“Public Lenders” means Lenders that do not wish to receive material non-public information with respect to the Borrower, the Subsidiaries or its or their securities.

“Purchase Money Indebtedness” means Indebtedness incurred to finance the acquisition, construction or improvement of any fixed or capital asset to the extent incurred prior to or within 270 days following such acquisition, construction or improvement.

“Purchasing Borrower Party” means Holdings, the Borrower or any Subsidiary.

“Qualified Equity Interests” means Equity Interests other than Disqualified Equity Interests.

“Qualifying IPO” means an IPO in which the Borrower or Holdings, as applicable, raises at least $200,000,000 of gross primary proceeds and the total gross proceeds including secondary sales are at least $500,000,000.

“Register” has the meaning set forth in Section 9.04(b)(iv).

“Refinancing Commitment” means the commitment of each Lender, pursuant to Section 2.21 to make a Refinancing Term Loan to the Borrower.

“Refinancing Indebtedness” means refinancings, extensions, renewals, or replacements of Indebtedness so long as such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended, other than by the amount equal to premium or other amount paid, and fees and expenses incurred, in connection with such refinancing, extensions, renewals or replacements and by the amount of unfunded commitments with respect thereto.

“Refinanced Debt” has the meaning provided in the definition of “Term Loan Agreement Refinancing Indebtedness.”

“Refinancing Amendment” means an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower executed by each of (a) the Borrower, (b) the Administrative Agent and (c) each Additional Lender and each Lender, in each case that agrees to provide any portion of the Term Loan Agreement Refinancing Indebtedness being incurred pursuant thereto, in accordance with Section 2.19.

“Refinancing Notes” means any Term Loan Agreement Refinancing Indebtedness in the form of one or more series of senior, mezzanine or subordinated secured or unsecured notes and any Registered Equivalent Notes issued in exchange therefor.

“Refinancing Term Facility” means each tranche of Loans made available to the Borrower pursuant to a Class of Refinancing Term Loan Commitments.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Refinancing Term Loan Commitments” means each Class of Commitments hereunder that results from a Refinancing Amendment.

“Refinancing Term Loan Maturity Date” means, as to any Refinancing Term Loan, the maturity date specified in the Refinancing Amendment for such Refinancing Term Loan.

“Refinancing Term Loans” means one or more Classes of Loans that result from a Refinancing Amendment.

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act, substantially identical notes (having the same guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Representatives” has the meaning set forth in Section 9.12.

“Repricing Transaction” means, the refinancing or repricing by the Borrower of all or any portion of the Term Loans (a) with the proceeds of any term loans incurred by the Borrower or any Guarantor or (b) in connection with any amendment to the Loan Documents, in either case, (i) having or resulting in an All-in Yield (calculated in a customary manner but excluding any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders of such new, replacement or amended loans) as of the date of such refinancing or repricing that is (and not by virtue of any fluctuation in any “base” rate) less than the All-in Yield applicable to the Term Loans as of the date of such refinancing or repricing and (ii) in the case of a refinancing of the Term Loans, the proceeds of which are used to repay, in whole or in part, the principal of outstanding Term Loans.

“Required Lenders” means, at any time, Lenders holding more than 50% of the aggregate outstanding principal amount of the Loans at such time.

“Responsible Officer” means any of the President, Chief Executive Officer, Senior Vice President and the most senior financial officer from time to time of the applicable Loan Party, or any person designated by any such Loan Party in writing to the Administrative Agent from time to time, acting singly.

“Restricted Subsidiary” means any Subsidiary that is not an Unrestricted Subsidiary.

“Revolver Agent” means MSSF, as administrative agent under the Revolving Credit Facility, and any successors thereto.

“Revolver Intercreditor Agreement” means that certain First Lien/First Lien Intercreditor Agreement, dated as of the Effective Date, among the Administrative Agent, the Revolver Agent and the Loan Parties, substantially in the form of Exhibit I, as the same may be amended, restated, supplemented or otherwise modified from time to time, or any other intercreditor agreement among the Revolver Agent, the Administrative Agent, any other Senior Representatives for holders of Indebtedness, if applicable, and the Loan Parties on terms that are not less favorable in any material respect to the Secured Parties and the Borrower than those contained in the form attached as Exhibit I.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Revolving Credit Agreement” means the Revolving Credit Agreement dated as of June 26, 2015 among Borrower, the lenders from time to time party thereto, the issuing banks from time to time party thereto, and the Revolver Agent, as amended, supplemented or otherwise modified, refinanced or replaced from time to time.

“Revolving Credit Facility” means that revolving credit facility provided pursuant to the Revolving Credit Agreement.

“S&P” means Standard & Poor’s Ratings Services or any successor thereto.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority.

“Sanctioned Country” means, at any time, (a) a country, region or territory which is the subject or target of comprehensive Sanctions (including, without limitation, Cuba, Iran, North Korea, Sudan, Syria and the Crimea Region of the Ukraine), (b) an agency of the government of a country, region or territory described in clause (a), or (c) an organization directly or indirectly controlled by a country, region or territory described in clause (a) or its government.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, by the U.S. Department of State or by the United Nations Security Council, the European Union or any European Union member state, (b) any Person operating, organized or resident in a country, region or territory which is the subject or target of comprehensive Sanctions, or (c) any Person owned 50% or more or controlled by any such Person or Persons described in the foregoing clauses (a) and (b).

“SEC” means the U.S. Securities and Exchange Commission.

“Second Lien Intercreditor Agreement” means a Second Lien Intercreditor Agreement among the Administrative Agent and one or more Senior Representatives for holders of Indebtedness secured by Liens on the Collateral that are junior to the Liens on the Collateral securing the Obligations, in form and substance reasonably satisfactory to the Administrative Agent and the Borrower.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each co-agent, sub-agent or attorney-in-fact appointed by the Administrative Agent pursuant to Section 8.01 with respect to matters relating to any Security Document and any other holder of an Obligation from time to time.

“Secured Specified Indebtedness” means Specified Indebtedness that is (i) incurred by the Borrower and/or one or more of the Guarantors and (ii) secured by Liens on the Collateral (and not on any other properties or assets of the Borrower or any Guarantor, unless such other properties or assets are substantially concurrently pledged to secure the Obligations on an equal and ratable basis and become “Collateral” as defined herein for so long as such Specified Indebtedness is so secured).

“Security Agreements” means the U.S. Security Agreement and any Non-U.S. Pledge Agreement, collectively.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Security Documents” means the Security Agreements and each other agreement or writing pursuant to which any Loan Party pledges or grants or purports to pledge or grant a Lien in any property or asset to secure its Obligations.

“Senior Representative” means, with respect to any series of Indebtedness, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

“Senior Secured Indebtedness” means (a) the aggregate principal amount of Specified Indebtedness of the Borrower and its Restricted Subsidiaries that is secured by Liens on the properties or assets of the Borrower and/or one of more of its Restricted Subsidiaries (other than any such Specified Indebtedness that is expressly subordinated in right of payment to the Obligations pursuant to a written agreement), as determined on a consolidated basis, minus (b) up to $500,000,000 of Unrestricted cash and Cash Equivalents on the balance sheet of the Borrower and its Restricted Subsidiaries as of such date.

“Senior Secured Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Senior Secured Indebtedness on such date to (b) Consolidated Adjusted EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on or prior to such time (taken as one accounting period) in which financial statements for each quarter or fiscal year in such period have been or were required to be delivered pursuant to Section 5.01(a) or (b) without giving effect to any grace period applicable thereto.

“Solvent” means, with respect to the Borrower and its Restricted Subsidiaries on a particular date, that on such date (a) the fair value of the present assets of the Borrower and its Restricted Subsidiaries, taken as a whole, is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of the Borrower and its Restricted Subsidiaries, taken as a whole, (b) the present fair saleable value of the assets of the Borrower and its Restricted Subsidiaries, taken as a whole, is not less than the amount that will be required to pay the probable liability of the Borrower and its Restricted Subsidiaries, taken as a whole, on their debts as they become absolute and matured, (c) the Borrower and its Restricted Subsidiaries, taken as a whole, do not intend to, and do not believe that they will, incur debts or liabilities (including current obligations and contingent liabilities) beyond their ability to pay such debts and liabilities as they mature in the ordinary course of business and (d) the Borrower and its Restricted Subsidiaries, taken as a whole, are not engaged in business or a transaction, and are not about to engage in business or a transaction, in relation to which their property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Event of Default” means an Event of Default of the type described in Section 7.01(a) or (b) or, with respect to the Borrower or Holdings, a Bankruptcy Event.

“Specified Indebtedness” means (i) indebtedness for borrowed money (including, for the avoidance of doubt, the Loans and any outstanding Loans (as defined in the Revolving Credit Agreement)), (ii) obligations for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of business and excluding payroll liabilities, deferred compensation obligations, purchase price adjustments, royalties and earn-outs and other contingent or deferred payments of a similar nature in connection with any strategic transaction), (iii) obligations evidenced by notes, bonds, debentures and similar instruments, (iv) all obligations, contingent or otherwise, as an account party or applicant under or in respect of bankers acceptances or letters of credit, (v) Capital Lease Obligations, (vi) Purchase Money Indebtedness and (vii) Guarantees of indebtedness of the type referred to in clauses (i) through (vi); provided that Specified Indebtedness shall exclude Indebtedness among the Borrower and its Subsidiaries.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Subsidiary” means any subsidiary of the Borrower, or, after a Permitted Holding Transaction, Holdings.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent and which is required by GAAP to be consolidated in the consolidated financial statements of the parent.

“SunTrust” means SunTrust Bank.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Commitment” means, with respect to each Lender, the commitment of such Lender to make Term Loans hereunder on the Effective Date in the amount set forth on Schedule 2.01 hereto.

“Term Loan Agreement Refinancing Indebtedness” means any Specified Indebtedness issued, incurred or otherwise assumed to Refinance, in whole or part, any Loans or any Term Loan Agreement Refinancing Indebtedness (the “Refinanced Debt”); provided that (i) any Refinancing Term Facility or Refinancing Notes shall not be in a principal amount that exceeds the amount of Refinanced Debt so refinanced, plus fees, expenses, commissions, underwriting discounts and premiums payable in connection therewith (and, in any event, the incurrence of any Term Loan Agreement Refinancing Indebtedness shall not cause the Secured Specified Indebtedness to exceed the amount then permitted to be incurred pursuant to Section 6.02(r)), (ii) such Indebtedness (if secured and not obtained pursuant to a Refinancing Amendment) shall be subject to a First Lien Intercreditor Agreement or Second Lien Intercreditor Agreement, as applicable, (iii) such Indebtedness does not have a final maturity date prior to the maturity date of, or have a shorter Weighted Average Life to Maturity than, the Refinanced Debt, (iv) none of the Restricted Subsidiaries is a borrower or guarantor with respect to any Refinancing Notes unless such Restricted Subsidiary is a Guarantor or shall substantially concurrently with the issuance of such Refinancing Notes become a Guarantor, (v) such Indebtedness is not secured by any assets not constituting Collateral unless such assets are substantially concurrently pledged to secure the Obligations on an equal and ratable basis and (vi) the other terms and conditions of such Indebtedness (excluding pricing and optional prepayment or redemption terms, covenants applicable only to periods after the Term

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Loan Maturity Date and, in the case of any Refinancing Notes, provisions requiring customary asset sale, fundamental change and change of control repurchase offers and net share conversion settlement provisions in the case of convertible or exchangeable debt securities) are substantially identical to, or no more favorable to the lenders or investors, taken as a whole, providing such Indebtedness, as applicable, than, those contained in this Agreement, unless the Lenders receive the benefit of such terms or conditions through their addition to this Agreement or such terms apply solely after the Latest Maturity Date (provided that a certificate of a responsible officer of the Borrower delivered to the Administrative Agent at least five (5) Business Days prior to the incurrence of such Indebtedness, providing a reasonably detailed description of the material terms and conditions thereof or drafts of the documentation relating thereto, and evidence reasonably satisfactory to the Administrative Agent that the Board of Directors of the Borrower has determined in good faith that such terms and conditions satisfy the requirement of this clause (vi) shall be conclusive evidence that such terms and conditions satisfy such requirement unless the Administrative Agent notifies the Borrower within such five (5) Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees).

“Term Loan Maturity Date” means July 13, 2023.

“Term Loans” means the loans made by the Lenders to the Borrower pursuant to Section 2.01.

“Total Assets” means the total assets of the Borrower and its Subsidiaries on a consolidated basis, as shown on the most recent balance sheet of the Borrower delivered pursuant to Section 5.01(a) or (b).

“Trade Date” has the meaning set forth in Section 9.04(b)(ii)(F).

“Transactions” means the execution, delivery and performance by the Loan Parties of each Loan Document to which it is a party and the borrowing of Loans.

“Type” means, when used in reference to any Loan or Borrowing, whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

“Unrestricted” means, when referring to cash or Cash Equivalents, that such cash or Cash Equivalents (a) do not appear (or would be required to appear) as “restricted” on the consolidated balance sheet of the Borrower, (b) are not subject to any Lien, other than non-consensual Liens arising by operation of law or Liens permitted under Section 6.02(k) hereof and (c) are otherwise generally available for use by the Borrower or any Restricted Subsidiary.

“Unrestricted Subsidiaries” means, collectively, (a) UFS, Inc. and its subsidiaries, (b) Aleka Insurance, Inc., (c) Neben, LLC and its subsidiaries, (d) Apparate International C.V. and its subsidiaries, (e) Rennpferd, LLC and its subsidiaries, (f) Lion City Rentals Pte. Ltd. and its subsidiaries, (g) Anderes, LLC and its subsidiaries, (h) captive financing entities and their respective subsidiaries, (i) any entities for which the sole purpose is to own or develop real estate (including ARE-San Francisco No. 49, LLC), (j) each Foreign Subsidiary organized in China, India or any jurisdiction of China or India and (k) each

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Foreign Subsidiary substantially all of the assets of which consist of Equity Interests in one or more Subsidiaries described in clause (j) of this definition; provided that, so long as no Default or Event of Default has occurred and is continuing or shall result therefrom, the Borrower shall be permitted to designate any such Unrestricted Subsidiary as a Restricted Subsidiary by written notice to the Administrative Agent specifying that such Unrestricted Subsidiary shall be deemed a Restricted Subsidiary effective as of the date of such written notice. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time.

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended from time to time.

“U.S.” and “United States” means the United States of America.

“USCO” means the United States Copyright Office.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“USPTO” means the United States Patent and Trademark Office.

“U.S. Security Agreement” means any pledge and security agreement governed by New York law executed by the Loan Parties party thereto in favor of the Administrative Agent, for the benefit of the Secured Parties, which shall provide for the grant of a first-priority security interest in the Collateral (subject to Permitted Liens) to the Administrative Agent for the benefit of the Secured Parties, which shall be substantially in the form attached as Exhibit K.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (A) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (B) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (ii) the then outstanding principal amount of such Indebtedness.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Title IV of ERISA.

“Withholding Agent” means any Loan Party and the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Eurodollar Loan”). Borrowings also may be classified and referred to by Type (e.g., a “Eurodollar Borrowing”).

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, amendments and restatements, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) except as otherwise specified with respect to the schedules to the Disclosure Letter, all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

Section 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision shall have been amended to account for any such change following good faith negotiations between the Borrower and the Administrative Agent. Notwithstanding the foregoing, all financial covenants contained herein shall be calculated (1) without giving effect to any election under the Statement of Financial Accounting Standards No. 159 (ASC 825) (or any similar accounting principle) permitting or requiring a Person to value its financial liabilities or Indebtedness at the fair value thereof and (2) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.

Section 1.05 Permitted Holdco Transaction. Upon the consummation of any Permitted Holdco Transaction, (a) the references in the definitions of “Certain Specified Indebtedness Cap”, “Consolidated Adjusted EBITDA”, “Consolidated Net Income”, “Secured Specified Indebtedness”, “Senior Secured Indebtedness”, “Senior Secured Net Leverage Ratio” and “Total Assets” (and, in each case, the component definitions thereof) (i) to the Borrower shall be deemed to refer to Holdings, (ii) to the Borrower and its Subsidiaries shall be deemed to refer to Holdings and its Subsidiaries and (iii) to the Borrower and its Restricted Subsidiaries and shall be deemed to refer to Holdings, the Borrower and its Restricted Subsidiaries, (b) the references to financial statements of the Borrower (including, without limitation, in the definitions referred to in clause (a) of this Section and in Section 5.01) shall be deemed to refer to the financial statements of Holdings, and (c) references to “Borrower” in Sections 6.01, 6.02 and 6.03 shall be deemed to refer to “Holdings”.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 1.06 Limited Conditionality Acquisitions. In the event that the Borrower has elected to treat any proposed acquisition as a Limited Conditionality Acquisition, any condition to incurring Liens and Indebtedness (including, for the avoidance of doubt, Incremental Loans) in connection with such Limited Conditionality Acquisition (including any condition relating to pro forma compliance with any financial covenants or the delivery of financial statements or no Default or Event of Default) shall be determined solely as of the date that the definitive documentation relating to such Limited Conditionality Acquisition is entered into by Holdings, the Borrower or any Subsidiary; provided that if the Borrower has made such an election, in connection with the calculation of any ratio or basket with respect to the incurrence of any Indebtedness (including any Incremental Loans and Incremental Commitments) or Liens on or following such date and prior to the earlier of the date on which such Limited Conditionality Acquisition is consummated or the definitive agreement for such Limited Conditionality Acquisition is terminated, any such ratio shall be calculated on a pro forma basis assuming such Limited Conditionality Acquisition and other pro forma events in connection therewith (including any incurrence of Liens and Indebtedness) have been consummated.

The foregoing provisions shall apply with similar effect during the pendency of multiple Limited Conditionality Acquisitions such that each of the possible scenarios is separately tested.

Section 1.07 Basket Amounts and Application of Multiple Relevant Provisions Notwithstanding anything to the contrary, (a) unless specifically stated otherwise herein, any dollar, number, percentage or other amount available under any carve-out, basket, exclusion or exception to any affirmative, negative or other covenant in this Agreement or the other Loan Documents may be accumulated, added, combined, aggregated or used together by any Loan Party and its Subsidiaries without limitation for any purpose not prohibited hereby, and (b) any action or event permitted by this Agreement or the other Loan Documents need not be permitted solely by reference to one provision permitting such action or event but may be permitted in part by one such provision and in part by one or more other provisions of this Agreement and the other Loan Documents. For purposes of determining compliance with Sections 6.01 and 6.02 in the event that an item of Indebtedness (or any portion thereof) meets the criteria of one or more of the categories of permitted Indebtedness (or any portion thereof) described in Section 6.01 or any Lien meets the criteria of one or more of the categories of Permitted Liens, the Borrower may, in its sole discretion, classify or reclassify, or later divide, classify or reclassify (as if incurred at such later time), such item of Indebtedness (or any portion thereof) and/or Liens in any manner that complies with Sections 6.01 and 6.02 and will be entitled to only include the amount and type of such item of Indebtedness (or any portion thereof) and/or Liens in one of the above clauses (or any portion thereof) and such item of Indebtedness (or any portion thereof) and/or Liens shall be treated as having been incurred or existing pursuant to only such clause or clauses (or any portion thereof) without giving pro forma effect to such item (or portion thereof) when calculating the amount of Indebtedness or Liens, as applicable, that may be incurred pursuant to any other clause.

ARTICLE 2

THE CREDITS

Section 2.01 Term Commitments. Subject to the terms and conditions set forth herein, each Lender severally agrees to make Loans in dollars to the Borrower on the Effective Date in an aggregate principal amount equal to such Lender’s Term Commitment. Amounts paid or repaid in respect of Loans may not be reborrowed.

Section 2.02 Term Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Type made by the Lenders in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) Subject to Section 2.11, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of ten Eurodollar Borrowings outstanding.

(d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date applicable to the Loans constituting such Borrowing.

Section 2.03 Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone, telecopy or other electronic transmission (a) in the case of a Eurodollar Borrowing, not later than 1:00 p.m. (New York City time) three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, either (i) not later than 1:00 p.m. (New York City time), one Business Day prior to the date of the proposed Borrowing, or (ii) not later than 12:00 p.m. (New York City time) on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be confirmed promptly by delivery to the Administrative Agent of a written Borrowing Request in substantially the form of Exhibit B attached hereto and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i) the aggregate amount of the requested Borrowing;

(ii) the date of such Borrowing, which shall be a Business Day;

(iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

(iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(v) the location and number of the account or accounts to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. Except as otherwise provided herein, a Borrowing Request for a Eurodollar Borrowing shall be irrevocable on and after the related Interest Rate Determination Date, and the Borrower shall be bound to make a borrowing in accordance therewith. As soon as practicable after

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

10:00 a.m., New York City time, on each Interest Rate Determination Date, the Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Borrowing for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrower and each Lender.

Section 2.04 Funding of Borrowings. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m. (New York City time) to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account or accounts designated by the Borrower in the applicable Borrowing Request.

Section 2.05 Interest Elections. (a) Each Borrowing of Loans initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. Subject to the limitation set forth in Section 2.02(c), the Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated among the Lenders holding the Loans comprising such Borrowing in accordance with their respective Applicable Percentages, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic request shall be irrevocable and shall be confirmed promptly by hand delivery, telecopy or other electronic transmission to the Administrative Agent of a written request (an “Interest Election Request”) in substantially the form of Exhibit C attached hereto and signed by the Borrower.

(c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period.”

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. Except as otherwise provided herein, an Interest Election Request for conversion to, or continuation of, any Eurodollar Borrowing shall be irrevocable on and after the related Interest Rate Determination Date, and the Borrower shall be bound to effect a conversion or continuation in accordance therewith.

(e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Eurodollar Borrowing with an Interest Period of one month’s duration. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing, (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Section 2.06 Termination of Term Commitments. Unless previously terminated, each Lender’s Term Commitment shall automatically and permanently terminate on the Effective Date (after giving effect to the making of the Term Loans on such date).

Section 2.07 Amortization; Repayment of Term Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender, on the last Business Day of each March, June, September and December, commencing with the first full fiscal quarter ending after the Effective Date, an amount equal to one quarter of a percent (0.25%) of the original principal amount of the Term Loans made on the Effective Date, (as adjusted from time to time pursuant to Section 2.08(d)), together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment. To the extent not previously paid, all remaining principal of the Term Loans made on the Effective Date shall be due and payable by the Borrower on the Term Loan Maturity Date.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein (absent manifest error); provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(e) Any Lender may request that Loans made by it be evidenced by a promissory note (each such promissory note being called a “Note” and all such promissory notes being collectively called the “Notes”). In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in substantially the form of Exhibit D-1 attached hereto. Thereafter, the Term Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 2.08 Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty (subject to the requirements of Section 2.13), subject to prior notice in accordance with paragraph (b) of this Section; provided that any such partial prepayment shall be in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof. Notwithstanding the foregoing provisions of this Section 2.08 or anything in this Agreement or any other Loan Document to the contrary, if a Repricing Transaction is consummated prior to the date that is six (6) months after the Effective Date, the Borrower agrees to pay to the Administrative Agent for the ratable account of each applicable Lender, on the date of effectiveness of such Repricing Transaction, a premium equal to 1.00% of the principal amount of the Term Loans prepaid in connection with such Repricing Event or, in the case of any amendment, 1.00% of the principal amount of the relevant Term Loans outstanding immediately prior to (and subject to) such amendment (including the principal amount of any Term Loans of any Non-Consenting Lender that is required to be assigned in accordance with Section 2.16(b) in connection with such amendment). In the event of any voluntary prepayment pursuant to this Section 2.08, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to Section 2.08(b).

(b) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy, other electronic transmission or delivery of written notice), telecopy or other electronic transmission of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 1:00 p.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 1:00 p.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that a notice of optional prepayment may state that such notice is conditional upon the consummation of an acquisition or sale transaction or upon the effectiveness of other credit facilities or the receipt of the proceeds from the issuance of other Indebtedness, in which case such notice of prepayment may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified date of prepayment) if such condition is not satisfied; provided, further, notwithstanding anything to the contrary contained herein, Borrower shall remain liable for any fees loss, cost or expense of any failure to prepay (whether or not such condition is satisfied) in accordance with Section 2.13. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02.

(c) Prepayments shall be accompanied by accrued interest to the extent required by Section 2.10 and any costs incurred as contemplated by Section 2.13.

(d) Any prepayment of any Loan pursuant to this Section 2.08 shall be applied as specified by the Borrower in the applicable notice of prepayment.

Section 2.09 Fees. (a) The Borrower agrees to pay to the Administrative Agent, for its own account, the administrative fees payable in the amounts and at the times agreed upon between the Borrower and the Administrative Agent in the Fee Letter.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) The Borrower agrees to pay to the Engagement Parties (as defined in the Engagement Letter), for their own accounts, the fees payable in the amounts and at the times agreed upon between the Borrower and such Engagement Parties in the Fee Letter.

(c) The Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender, an upfront fee in an amount equal to 2.00% of the aggregate principal amount of the Term Loans funded on the Effective Date, which upfront fee shall be due and payable on the Effective Date and may take the form of original issue discount.

(d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the parties specified herein. Fees paid shall not be refundable under any circumstances.

Section 2.10 Interest. (a) The Term Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b) The Term Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c) [Reserved].

(d) Notwithstanding the foregoing, upon the occurrence and during the continuance of a Specified Event of Default and, at the request of Required Lenders, any other Event of Default, all overdue amounts outstanding hereunder shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other overdue amount, 2% plus the rate applicable to ABR Loans of the relevant Class of Loans as provided in paragraph (a) of this Section.

(e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent and such determination shall be conclusive absent manifest error.

Section 2.11 Alternate Rate of Interest; Illegality. (a) If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(ii) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or other electronic transmission as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (x) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (y) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

(b) If any Lender reasonably determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted after the Effective Date that it is unlawful, for such Lender or its applicable lending office to make or maintain any Eurodollar Borrowing, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligations of such Lender to make or continue any Eurodollar Borrowing or to convert ABR Borrowings to Eurodollar Borrowings shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall upon demand from such Lender (with a copy to the Administrative Agent), either convert all Eurodollar Borrowings of such Lender to ABR Borrowings, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Borrowings to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans (in which case the Borrower shall not be required to make payments pursuant to Section 2.13 in connection with such payment). Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Each Lender agrees to designate a different lending office if such designation will avoid the need for such notice and will not, in the determination of such Lender, otherwise be disadvantageous to it.

Section 2.12 Increased Costs. (a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate);

(ii) subject the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Eurodollar Loans made by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender of making, continuing, converting to or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b) If any Lender determines that any Change in Law regarding capital adequacy or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

hereunder or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy or liquidity requirements), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c) A certificate of a Lender setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or its respective holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefore; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive (or has retroactive effect), then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.13 Break Funding Payments. In the event of (a) the payment or prepayment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.08(b) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.16, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

Section 2.14 Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall make such deduction or withholding and timely pay the full amount deducted or withheld to the relevant Governmental Authority

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after making such deduction or withholding for Indemnified Taxes (including such deductions and withholdings for Indemnified Taxes applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deduction or withholding for Indemnified Taxes been made.

(b) In addition, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law or, at the option of the Administrative Agent, timely reimburse it for the payment of any Other Taxes.

(c) The Loan Parties shall jointly and severally indemnify the Administrative Agent and each Lender, within 10 days after demand therefore, for the full amount of any Indemnified Taxes paid by the Administrative Agent or such Lender, as the case may be, or required to be withheld or deducted from any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d) Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Loan Parties have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c)(iii) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).

(e) As soon as practicable after any payment of Indemnified Taxes by any Loan Party to a Governmental Authority, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.14(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, as long as the Borrower is a U.S. Person:

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender, if it is legally entitled to do so, shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be required by law or requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter as required by law or upon the reasonable request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(a) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(b) executed originals of IRS Form W-8ECI;

(c) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable; or

(d) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W8BEN-E or IRS Form W-8BEN, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of such direct or indirect partner or partners;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g) If any Lender or the Administrative Agent determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party pursuant to this Section 2.14 (including by the payment of additional amounts pursuant to this Section 2.14), it shall pay to the applicable Loan Party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.14 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such applicable Loan Party, upon the request of such Lender or the Administrative Agent, as applicable, shall repay to such Lender or the Administrative Agent, as the case may be, the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such Lender or the Administrative Agent, as applicable, is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will a Lender or the Administrative Agent be required to pay any amount to a Loan Party pursuant to this paragraph (g), the payment of which would place the Lender or the Administrative Agent, as applicable, in a less favorable net after-Tax position than the Lender or the Administrative Agent, as the case may be, would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph (g) shall not be construed to require any Lender or the Administrative Agent to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Loan Party or any other Person.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(h) Each party’s obligations under this Section 2.14 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

Section 2.15 Payments Generally; Pro Rata Treatment; Sharing of Set-Off. (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under Sections 2.12, 2.13 or 2.14, or otherwise) prior to 2:00 p.m., New York City time, on the date when due, in immediately available funds, without set off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its Principal Office and except that payments pursuant to Sections 2.12, 2.13 or 2.14 and Section 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment or performance hereunder shall be due on a day that is not a Business Day, the date for payment or performance shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

(b) (i) Each payment by the Borrower of interest in respect of the Loans of any Class shall be applied to the amounts of such obligations owing to the Lenders of such Class pro rata according to the respective amounts then due and owing to such Lenders, and (ii) each payment on account of principal of the Loans in respect of any Class of Loans shall be allocated among the Lenders of such Class pro rata based on the principal amount of the Loans of such Class held by such Lenders.

(c) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

(d) If any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(f) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b) or paragraph (d) of this Section, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender, as the case may be, to satisfy such Lender’s, as applicable, obligations under such Sections until all such unsatisfied obligations are fully paid.

Section 2.16 Mitigation Obligations; Replacement of Lenders. (a) Before any Lender requests compensation under Section 2.12 or requires the Borrower to pay any Indemnified Tax or additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or Section 2.14, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) If (i) any Lender requests compensation under Section 2.12, (ii) the Borrower is required to pay any Indemnified Tax or additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, (iii) any Lender gives notice pursuant to Section 2.11(b), or (iv) any Lender is a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.12 or Section 2.14) and obligations under this Agreement and the other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents, from the assignee (to the extent of such outstanding principal and accrued interest and fees so assigned) or the Borrower (in the case of all other amounts so assigned), (ii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments or, in the case of an assignment resulting from notice pursuant to Section 2.11(b), such assignment will eliminate the need for such notice, (iii) such assignment does not conflict with applicable law, and (iv) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to, or shall consent to, the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) Each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender, as assignor, any Assignment and Assumption necessary to effectuate any assignment of such Lender’s interests hereunder in the circumstances contemplated by this Section 2.16.

Section 2.17 [Reserved].

Section 2.18 Incremental Facility.

(a) The Borrower may by written notice to the Administrative Agent elect to request, prior to the Latest Maturity Date, the establishment of one or more commitments (each, an “Incremental Commitment”) to make additional Loans (each an “Incremental Loan”), by an aggregate amount for all Incremental Commitments not in excess of the Incremental Available Amount (subject to Section 1.06, determined as of the date of effectiveness of such Incremental Commitments) and not less than $25,000,000 individually (or such lesser amount which shall be approved by the Administrative Agent or that shall constitute the remaining amount of Incremental Commitments permitted to be incurred pursuant to this Section 2.18 at such time), and integral multiples of $25,000,000 in excess of that amount. Each such notice shall specify (A) the date (each, an “Increased Amount Date”) on which Borrower proposes that the Incremental Commitments shall be effective, which shall be a date not less than 10 Business Days (or such shorter period as the Administrative Agent may agree in its reasonable discretion) after the date on which such notice is delivered to the Administrative Agent and which may be contingent upon the closing of an acquisition or other transaction and (B) the identity of each Lender or Additional Lender, (each, an “Incremental Lender”), to whom Borrower proposes any portion of such Incremental Commitments be allocated and the amounts of such allocations (it being understood that the identity of such Lenders or other Persons may be amended after the date of such notice so long as the approval requirements, if any, are satisfied); provided that any Lender approached to provide all or a portion of the Incremental Commitments may elect or decline, in its sole discretion, to provide an Incremental Commitment. Such Incremental Commitments shall become effective as of such Increased Amount Date; provided that, subject to Section 1.06 (except as set forth in the parenthetical proviso to clause (1) below), (1) on such Increased Amount Date, each of the conditions set forth in paragraphs (l) and (m) of Section 4.01 (with references therein to the “Effective Date” being deemed to refer instead to such Increased Amount Date and, in the case of paragraph (m), before and after giving effect to such Incremental Commitment) shall be satisfied (provided that if the proceeds of such Incremental Loans are to be used to consummate a Limited Conditionality Acquisition, (x) no Specified Event of Default shall have occurred and be continuing as of the Increased Amount Date before and after giving effect to such Incremental Commitments (it being understood that the requirements of Section 4.01(m) shall otherwise be complied with in accordance with Section 1.06) and (y) the requirements of Section 4.01(l) shall be subject to, if agreed to by the lenders providing such Incremental Loans, customary “SunGard” or other customary applicable “certain funds” conditionality provisions (including the accuracy of the representations and warranties contained in the applicable acquisition agreement as are material to the interests of the lenders providing such Incremental Loans, but only to the extent that the Borrower or any of its Affiliates has the right to terminate its obligations under such acquisition agreement as a result of the failure of such representation or warranty to be accurate)); (2) the Incremental Commitments shall be effected pursuant to one or more Joinder Agreements executed and delivered by the Borrower, each Guarantor, if any, the Incremental Lenders and the Administrative Agent, and each of which shall be recorded in the Register and each Incremental Lender shall be subject to the requirements set forth in Section 2.14; and (3) Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

requested by the Administrative Agent or the Incremental Lenders in connection with any such transaction. The terms and provisions of the Incremental Loans made pursuant to the Incremental Commitments shall be as follows: (i) the Incremental Loans will not be guaranteed by any Person other than (1) the Guarantors or (2) any Person that shall, substantially concurrently with the issuance of such Incremental Loans, become a Guarantor; (ii) the Incremental Loans will not be secured by any assets not constituting the Collateral, unless such assets are substantially concurrently pledged to secure the Obligations on an equal and ratable basis; (iii) the Incremental Loan Maturity Date shall be no earlier than the Term Loan Maturity Date and the Weighted Average Life to Maturity of such Incremental Loans shall be not shorter than the then remaining Weighted Average Life to Maturity of the Term Loans; (iv) the interest rate margins and amortization schedule (subject to clause (iii) above) applicable to any Incremental Loans shall be determined by the Borrower and the applicable Incremental Lenders; provided that in the event that the All-in Yield for any such Incremental Loans is greater than the All-in Yield for the Loans by more than 0.50% per annum, then the Applicable Rate for the Loans shall be increased to the extent necessary so that the All-in Yield for the Loans is equal to the All-in Yield for the Incremental Loans minus 0.50% per annum; (v) any Incremental Loans, for purposes of prepayments, shall be treated no more favorably than the Term Loans; and (vi) any Incremental Loans shall be on terms identical to, or no more favorable to the Incremental Lenders, taken as a whole, than those contained in this Agreement (except to the extent permitted by clauses (iii), (iv) or (v) above), unless the Lenders hereunder receive the benefit of such terms through an amendment to this Agreement (which may be effected via the Joinder Agreement) or such terms apply solely after the Term Loan Maturity Date (provided that a certificate of a Responsible Officer of the Borrower delivered to Administrative Agent at least 5 Business Days (or such shorter period as the Administrative Agent may agree in its reasonable discretion) prior to any Increased Amount Date, providing a reasonably detailed description of the material terms and conditions of such Incremental Loans or drafts of the documentation relating thereto, and evidence reasonably satisfactory to the Administrative Agent that the Board of Directors of the Borrower has determined in good faith that such terms and conditions satisfy the requirement of this clause (vi) shall be conclusive evidence that such terms and conditions satisfy such requirement unless the Administrative Agent notifies the Borrower within such five (5) Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees).

(c) On any Increased Amount Date on which Incremental Commitments for Incremental Loans are effective, subject to the satisfaction of the foregoing terms and conditions, each Lender of such Incremental Commitment shall make an Incremental Loan to Borrower in an amount equal to its Incremental Commitment.

(d) The Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.18.

(e) Unless otherwise specifically provided herein, all references in Loan Documents to Loans shall be deemed, unless the context otherwise requires, to include references to Incremental Loans made pursuant to this Agreement. The Loans and Commitments established pursuant to this Section 2.18 shall constitute Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, except that the Incremental Loans may be subordinated in right of payment or the Liens securing the Incremental Loans may be subordinated, in each case, as set forth in the Joinder Amendment. The Loan Parties shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that the Lien and security interests granted by the Security Documents continue to be perfected under the UCC or otherwise after giving effect to the establishment of any such Loans or any such Incremental Commitments.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 2.19 Loan Repurchases.

(a) Subject to the terms and conditions set forth or referred to below, a Purchasing Borrower Party may from time to time, in its discretion (x) effect open market purchases of Loans on a non-pro rata basis and (y) conduct modified Dutch auctions to make Auction Purchase Offers, each such Auction Purchase Offer to be managed by an investment bank of recognized standing selected by the Borrower following consultation with the Administrative Agent (in such capacity, the “Auction Manager”) and be conducted in accordance with the procedures, terms and conditions set forth in this Section and the Auction Procedures, in each case, so long as the following conditions are satisfied:

(i) no Default or Event of Default shall have occurred and be continuing at the time of purchase of any Loans or shall occur as a result thereof;

(ii) the assigning Lender and the Purchasing Borrower Party shall execute and deliver to the Administrative Agent an Affiliated Assignment and Assumption in lieu of an Assignment and Assumption;

(iii) any Loans assigned to any Purchasing Borrower Party shall be automatically and permanently cancelled upon the effectiveness of such assignment and will thereafter no longer be outstanding for any purpose hereunder, and such Loans may not be resold (it being understood and agreed that any assignment of Loans pursuant to this Section shall not constitute a prepayment of Loans for purposes of this Agreement); and

(iv) no Purchasing Borrower Party may use the proceeds, from loans under the Revolving Credit Facility to purchase any Loans.

(b) A Purchasing Borrower Party must terminate any Auction Purchase Offer if it fails to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of purchase of Loans pursuant to such Auction Purchase Offer. If a Purchasing Borrower Party commences any Auction Purchase Offer (and all relevant requirements set forth above which are required to be satisfied at the time of the commencement of such Auction Purchase Offer have in fact been satisfied), and if at such time of commencement the Purchasing Borrower Party reasonably believes that all required conditions set forth above which are required to be satisfied at the time of the consummation of such Auction Purchase Offer shall be satisfied, then the Purchasing Borrower Party shall have no liability to any Lender for any termination of such Auction Purchase Offer as a result of the failure to satisfy one or more of the conditions set forth above which are required to be met at the time which otherwise would have been the time of consummation of such Auction Purchase Offer, and any such failure shall not result in any Default or Event of Default hereunder. With respect to all purchases of Loans of any Class or Classes made by a Purchasing Borrower Party pursuant to this Section, (x) the Purchasing Borrower Party shall pay on the settlement date of each such purchase all accrued and unpaid interest (except to the extent otherwise set forth in the relevant offering documents), if any, on the purchased Loans of the applicable Class or Classes up to the settlement date of such purchase and (y) such purchases (and the payments made by the Purchasing Borrower Party and the cancellation of the purchased Loans) shall not constitute voluntary or mandatory payments or prepayments for purposes of Sections 2.08 or any other provision hereof.

(c) The Administrative Agent and the Lenders hereby consent to the Auction Purchase Offers and the other transactions effected pursuant to and in accordance with the terms of this Section (provided that no Lender shall have an obligation to participate in any such Auction Purchase Offer). For the avoidance of doubt, it is understood and agreed that the provisions of Section 2.15 will not apply to the purchases of Loans pursuant to and in accordance with the provisions of this Section. The Auction Manager acting in its capacity as such hereunder shall be entitled to the benefits of the provisions of Article 8 and Article 9 to the same extent as if each reference therein to the “Administrative Agent” were a reference to the Auction Manager, and the Administrative Agent shall cooperate with the Auction Manager as reasonably requested by the Auction Manager in order to enable it to perform its responsibilities and duties in connection with each Auction Purchase Offer.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(d) The Administrative Agent shall not be required to serve as Auction Agent for, or have any other obligations to participate in (other than mechanical administrative duties), or facilitate any Auction Purchase Offer, unless it is reasonably satisfied with the terms and restrictions of such Auction Purchase Offer, and shall not have any liability in connection with, any open-market repurchases by any Purchasing Borrower Party.

Section 2.20 Refinancing Facilities.At any time after the Effective Date, Borrower may obtain, from any Lender or any Additional Lender, Term Loan Agreement Refinancing Indebtedness in the form of Refinancing Term Loans or Refinancing Notes in respect of all or any portion of any Class of Loans then outstanding under this Agreement (which for purposes of this clause (a) will be deemed to include any then outstanding Refinancing Term Loans or Incremental Loans) pursuant to a Refinancing Amendment; provided that such Refinancing Term Loans will have terms and conditions that are consistent with the applicable requirements set forth in the definition of “Term Loan Agreement Refinancing Indebtedness.”The effectiveness of any Refinancing Term Facility shall be subject to the satisfaction on the date thereof of each of the conditions set forth in the applicable Refinancing Amendment (which conditions shall include, at the request of the Administrative Agent, customary officer’s certificates and an opinion of counsel for the Borrower in form and substance reasonably satisfactory to the Administrative Agent in respect of matters reasonably requested by the Administrative Agent relating thereto). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Term Facility. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Term Facility, this Agreement shall be deemed amended and restated or amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Term Loan Agreement Refinancing Indebtedness incurred pursuant thereto. Any Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and Borrower, to effect the provisions of this Section 2.20. This Section 2.20 shall supersede any provisions in Section 2.15 or 9.02 to the contrary.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lenders that:

Section 3.01 Organization; Powers. Each of the Borrower and its Restricted Subsidiaries is duly organized and validly existing. Each of the Borrower and its Restricted Subsidiaries (other than any Immaterial Subsidiary) is (to the extent the concept is applicable in such jurisdiction) in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required. None of the Borrower and its Restricted Subsidiaries is an EEA Financial Institution.

Section 3.02 Authorization; Enforceability. The Transactions are within the Borrower’s and each Guarantor’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, equity holder action. Each of the Borrower and the Guarantors has duly executed and delivered each of the Loan Documents to which it is party, and each of such Loan Documents constitute its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 3.03 Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) filings of UCC financing statements, filings with the USPTO and the USCO and the taking of the other actions required to perfect the security interests granted pursuant to the Security Documents, and (iii) those approvals, consents, registrations, filings or other actions, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect, (b) except as could not reasonably be expected to have a Material Adverse Effect, will not violate any applicable law or regulation or any order of any Governmental Authority, (c) will not violate any charter, by-laws or other organizational document of the Borrower or any of its Restricted Subsidiaries, (d) except as could not reasonably be expected to have a Material Adverse Effect, will not violate or result in a default under any indenture, agreement or other instrument (other than the agreements and instruments referred to in clause (c)) binding upon the Borrower or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Restricted Subsidiaries and (e) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Restricted Subsidiaries.

Section 3.04 Financial Condition; No Material Adverse Change. (a) The Borrower has heretofore furnished to the Administrative Agent its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal years ended December 31, 2015, December 31, 2014, December 31, 2013, in each case, audited by PricewaterhouseCoopers, independent public accountants and (ii) as of and for the fiscal quarter ended March 31, 2016. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Restricted Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end adjustments in the case of the unaudited financial statements referred to in clause (ii) above and the absence of footnotes in the case of the unaudited and draft financial statements referred to in clauses (i) and (ii) above.

(b) Since December 31, 2015, no event, development or circumstance exists or has occurred that has had or could reasonably be expected to have a material adverse effect on (x) the business, property, financial condition or results of operations of the Borrower and its Restricted Subsidiaries, taken as a whole, (y) the rights of or remedies available to the Agents and the Lenders under this Agreement, any Guaranty, any Holdings Guaranty or any Security Document or (z) on the ability of the Borrower to consummate the Transactions.

Section 3.05 Properties. (a) Each of the Borrower and its Restricted Subsidiaries has good title to, or valid leasehold interests in or rights to use, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

(b) Each of the Borrower and its Restricted Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents, software, domain names, trade secrets, know-how and other similar proprietary or intellectual property rights, including any registrations and applications for registration of, and all goodwill associated with, the foregoing, material to or necessary to its business as currently conducted, and the operation of such business or the use of any of the foregoing intellectual property rights by the Borrower and its Restricted Subsidiaries does not infringe upon, misappropriate, or otherwise violate the rights of any other Person, except for any such infringements, misappropriations, or violations that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 3.06 Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened in writing against or affecting the Borrower or any of its Restricted Subsidiaries (i) that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Agreement, any other Loan Document or the Transactions.

(b) Except with respect to any matter that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Restricted Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, or (iii) has received notice of any claim with respect to any Environmental Liability.

Section 3.07 Compliance with Laws and Agreements; No Default. Each of the Borrower and its Restricted Subsidiaries is in compliance with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

Section 3.08 Investment Company Status. None of the Borrower or any Restricted Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

Section 3.09 Margin Stock. None of the Borrower or any Restricted Subsidiary is engaged in the business of purchasing or carrying, or extending credit for the purpose of purchasing or carrying, margin stock (within the meaning of Regulation U issued by the Board), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock in violation of Regulation U or Regulation X issued by the Board and all official rulings and interpretations thereunder or thereof.

Section 3.10 Taxes. Except as could not reasonably be expected to result in a Material Adverse Effect, (i) each of the Borrower and its Restricted Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed with respect to income, properties or operations of the Borrower and its Restricted Subsidiaries, (ii) such returns accurately reflect in all material respects all liability for Taxes of the Borrower and its Subsidiaries as a whole for the periods covered thereby and (iii) each of the Borrower and its Restricted Subsidiaries has paid or caused to be paid all Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and, to the extent required by GAAP, for which the Borrower or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP.

Section 3.11 ERISA. (a) Schedule 3.11 to the Disclosure Letter sets forth each Plan as of the Effective Date. Each Plan is in compliance in form and operation with its terms and with ERISA and the Code (including without limitation the Code provisions compliance with which is necessary for any intended favorable tax treatment) and all other applicable laws and regulations, except where any failure to comply could not reasonably be expected to result in a Material Adverse Effect. Each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code covering all applicable tax law changes or is comprised of a master or prototype

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

plan that has received a favorable opinion letter from the IRS, and, nothing has occurred since the date of such determination that would adversely affect such determination (or, in the case of a Plan with no determination, nothing has occurred that would materially adversely affect the issuance of a favorable determination letter or otherwise materially adversely affect such qualification). No ERISA Event has occurred, or is reasonably expected to occur, other than as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(b) There exists no Unfunded Pension Liability with respect to any Plan, except as could not reasonably be expected to result in a Material Adverse Effect.

(c) None of the Borrower, any Restricted Subsidiary or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the five calendar years immediately preceding the date this assurance is given or deemed given, made or accrued an obligation to make contributions to any Multiemployer Plan.

(d) There are no actions, suits or claims pending against or involving a Plan (other than routine claims for benefits) or, to the knowledge of the Borrower, any Restricted Subsidiary or any ERISA Affiliate, threatened, which would reasonably be expected to be asserted successfully against any Plan and, if so asserted successfully, would reasonably be expected either singly or in the aggregate to result in a Material Adverse Effect.

(e) The Borrower, its Restricted Subsidiaries and its ERISA Affiliates have made all contributions to or under each Plan and Multiemployer Plan required by law within the applicable time limits prescribed thereby, the terms of such Plan or Multiemployer Plan, respectively, or any contract or agreement requiring contributions to a Plan or Multiemployer Plan save where any failure to comply, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(f) No Plan which is subject to Section 412 of the Code or Section 302 of ERISA has applied for or received an extension of any amortization period, within the meaning of Section 412 of the Code or Section 302 or 304 of ERISA. The Borrower, any Restricted Subsidiary, and any ERISA Affiliate have not ceased operations at a facility so as to become subject to the provisions of Section 4062(e) of ERISA, withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA or ceased making contributions to any Plan subject to Section 4064(a) of ERISA to which it made contributions. None of the Borrower, any Restricted Subsidiary or any ERISA Affiliate have incurred or reasonably expect to incur any liability to PBGC except as could not reasonably be expected to result in material liability, save for any liability for premiums due in the ordinary course or other liability which could not reasonably be expected to result in material liability, and no lien imposed under the Code or ERISA on the assets of the Borrower or any Restricted Subsidiary or any ERISA Affiliate exists or, to the knowledge of the Borrower, is likely to arise on account of any Plan. None of the Borrower, any Restricted Subsidiary or any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

(g) Each Non-U.S. Plan has been maintained in compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities, except as could not reasonably be expected to result in a material liability. All contributions required to be made with respect to a Non-U.S. Plan have been timely made, except as could not reasonably be expected to result in a Material Adverse Effect. Neither the Borrower nor any of its Restricted Subsidiaries has incurred any material obligation in connection with the termination of, or withdrawal from, any Non-U.S. Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Non-U.S. Plan, determined as of the end of the Borrower’s most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Non-U.S. Plan allocable to such benefit liabilities, except as could not reasonably be expected to result in a Material Adverse Effect.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 3.12 Disclosure. All written information and data (other than any projected financial information and other forward-looking information and other than information of a general economic or industry specific nature) furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder, as modified or supplemented by other information so furnished and when taken as a whole does not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided that, with respect to any projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time furnished (it being understood that such projected financial information is subject to significant uncertainties and contingencies, any of which are beyond the Borrower’s control, that no assurance can be given that any particular projections will be realized and that actual results during the period or periods covered by any such projected financial information may differ significantly from the projected results and such differences may be material).

Section 3.13 Subsidiaries. Schedule 3.13 to the Disclosure Letter sets forth as of the Effective Date a list of all Subsidiaries and the percentage ownership (directly or indirectly) of the Borrower therein. Except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the shares of capital stock or other ownership interests of all Restricted Subsidiaries of the Borrower are fully paid and non-assessable, if applicable, and are owned by the Borrower, directly or indirectly, free and clear of all Liens other than Liens permitted under Section 6.02.

Section 3.14 Solvency. As of the Effective Date, the Borrower and the Restricted Subsidiaries, taken as a whole, are, and after giving effect to the incurrence of any Indebtedness and obligations being incurred in connection herewith will be, Solvent.

Section 3.15 Anti-Terrorism Law. (a) To the extent applicable, neither the Borrower nor any of its Subsidiaries is in violation of any legal requirement relating to U.S. economic sanctions or any laws with respect to terrorism or money laundering, including Executive Order No. 13224 on Terrorist Financing effective September 24, 2001 (the “Executive Order”), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act to the extent applicable and the laws administered by the United States Treasury Department’s Office of Foreign Asset Control (each as from time to time in effect) (collectively, “Anti-Terrorism Laws”).

(b) None of (w) the Borrower, any of its Subsidiaries, or any of the Borrower’s directors or officers, or (x) to the knowledge of the Borrower, any of the directors or officers of any of the Borrower’s Subsidiaries, or (y) to the knowledge of the Borrower, any of the employees of the Borrower or its Subsidiaries, or (z) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is any of the following:

(i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(iii) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

(iv) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or

(v) a Sanctioned Country or a Sanctioned Person.

(c) Neither the Borrower nor any of its Subsidiaries (i) conducts any business with, or engages in making or receiving any contribution of funds, goods or services to or for the benefit of, a Person described in Section 3.15(b)(i)-(v) above, except as permitted under U.S. law, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any applicable Anti-Terrorism Law. Neither the Borrower nor its Subsidiaries nor (x) any of the Borrower’s directors or officers or (y) to the Borrower’s knowledge, any of the directors or officers of any of the Borrower’s Subsidiaries or any Affiliate, employee, agent or representative of the Borrower or any of its Subsidiaries has with respect to the business of the Borrower or its Subsidiaries taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any person while knowing that all or some portion of the money or value will be offered, given, or promised to anyone to improperly influence official action, to obtain or retain business or otherwise to secure any improper advantage, in each case in violation in any material respect of any applicable Anti-Corruption Law.

(d) The Borrower will not use, and will not permit any of its Subsidiaries to use, the proceeds of the Loans or otherwise make available such proceeds to any Person described in Section 3.15(b)(i)-(v) above, for the purpose of financing the activities of any Person described in Section 3.15(b)(i)-(v) above or in any other manner that would violate any Anti-Terrorism Laws or applicable Sanctions.

(e) The Borrower has implemented and maintains in effect policies and procedures designed to promote compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with applicable Anti-Terrorism Laws, applicable Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and the officers and directors of the Borrower and, to the knowledge of the Borrower, each of the officers and directors of any of the Borrower’s Subsidiaries and each of the employees and agents of the Borrower and its Subsidiaries, are in compliance with applicable Anti-Terrorism Laws, applicable Anti-Corruption Laws and applicable Sanctions with respect to the business of the Borrower or its Subsidiaries.

(f) No action, suit or proceeding is pending or, to the knowledge of the Borrower, threatened in writing, by or before any court or governmental or regulatory authorities or any arbitrator against the Borrower or any of its Subsidiaries for its or their violation in any material respect of applicable Anti-Corruption Laws.

Section 3.16 FCPA; Sanctions. No part of the proceeds of the Loans will be used by the Borrower or any of its Subsidiaries, directly or, to the Borrower’s or any Subsidiary’s knowledge, indirectly, (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any applicable Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Person, or in any country or territory that, at the time of such funding, financing or facilitating, is a Sanctioned Person or Sanctioned Country or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. For the past five years, neither the Borrower nor any of its Subsidiaries has knowingly engaged in, is now knowingly engaged in, or will engage in, any unauthorized dealings or unauthorized transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of applicable Sanctions.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 3.17 Collateral Matters.

(a) The U.S. Security Agreement, upon execution and delivery thereof by the parties thereto, is effective to create in favor of the Administrative Agent, for the benefit of the applicable Secured Parties, legal, valid and enforceable security interests in the Collateral subject thereto under U.S. state and federal law, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and when (x) any certificated Equity Interests included in the Collateral are delivered to the Administrative Agent, together with instruments of transfer duly endorsed in blank and (y) financing statements and other filings specified on Schedule 3.17 in appropriate form are filed in the applicable filing offices set forth on Schedule 3.17, the Liens in the Collateral created by the U.S. Security Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in such Collateral subject to no Liens other than Permitted Liens.

(b) Each Security Document, other than any Security Document referred to in the preceding paragraph of this Section, upon execution and delivery thereof by the parties thereto and the making of the filings and taking of the other actions provided for therein or as required by applicable law, will be effective under applicable law to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable Lien in the Collateral subject thereto and such Liens will constitute perfected Liens on the Collateral, securing the Obligations, enforceable against the Loan Parties and all third parties, and in each case having priority over all other Liens on the Collateral except in the case of Permitted Liens to the extent required by applicable law.

ARTICLE 4

CONDITIONS

Section 4.01 Effective Date. The obligations of the Lenders to make Loans shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) Except as set forth in Section 5.13 hereof, the Administrative Agent (or its counsel) shall have received either (i) a counterpart of each of (A) the U.S. Security Agreement from each of the Borrower, the Administrative Agent and each other Person required to be a party thereto on the Effective Date, (B) each other Security Document required to be entered into on the Effective Date from each party thereto and (C) the Revolver Intercreditor Agreement from each party thereto or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Agreement) that each such party has signed a counterpart of the U.S. Security Agreement, each such other Security Document and the Revolver Intercreditor Agreement, as applicable.

(c) The Administrative Agent shall have received a Note executed by the Borrower in favor of each Lender requesting a Note in advance of the Effective Date.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(d) The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Effective Date) from (x) Cooley LLP, counsel for the Loan Parties, and (y) with respect to any Non-U.S. Pledge Agreement to be entered into on the Effective Date, local counsel to the applicable Loan Party in the Applicable Foreign Jurisdiction (or local counsel to the Administrative Agent to the extent customary in such Applicable Foreign Jurisdiction), in each case, in form and substance reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinions.

(e) The Administrative Agent shall have received (i) certified copies of the resolutions of the board of directors of the Borrower and the Guarantors approving the transactions contemplated by the Loan Documents to which each such Loan Party is a party and the execution and delivery of such Loan Documents to be delivered by such Loan Party on the Effective Date, and all documents evidencing other necessary organizational action and governmental approvals, if any, with respect to the Loan Documents and (ii) all other documents reasonably requested by the Administrative Agent relating to the organization, existence and good standing of the Guarantors and the Borrower and authorization of the transactions contemplated hereby.

(f) The Administrative Agent shall have received a certificate of an officer of the Borrower and each Guarantor certifying the names and true signatures of the officers of such entity authorized to sign the Loan Documents to which it is a party, to be delivered by such entity on the Effective Date and the other documents to be delivered hereunder on the Effective Date.

(g) The Administrative Agent shall have received (i) a certificate, dated the Effective Date and signed on behalf of the Borrower by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (l) and (m) of Section 4.01 as of the Effective Date, and (ii) a solvency certificate, dated the Effective Date and signed on behalf of the Borrower by the most senior financial officer of the Borrower, certifying that, as of the Effective Date, the Borrower and its Subsidiaries, taken as a whole, are, and after giving effect to the incurrence of any Indebtedness and obligations being incurred in connection herewith will be, Solvent.

(h) The Lenders, the Administrative Agent and the Arrangers shall have received all fees required to be paid by the Borrower on the Effective Date, and all expenses required to be reimbursed by the Borrower for which invoices have been presented at least two Business Days prior to the Effective Date, on or before the Effective Date.

(i) The Administrative Agent shall have received, to the extent reasonably requested by the Administrative Agent or any of the Lenders at least five Business Days prior to the Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(j) The Administrative Agent shall have received (i) audited consolidated financial statements of the Borrower for each of the annual periods ended December 31, 2013, December 31, 2014 and December 31, 2015, and (ii) unaudited interim consolidated financial statements of the Borrower for the quarterly period ended March 31, 2016.

(k) Except as set forth in Section 5.13 hereof, the Administrative Agent shall have received:

(i) in the case of any Collateral consisting of certificated Equity Interests required to be delivered to the Administrative Agent pursuant to the terms of the applicable Security Document, certificates and instruments representing such Collateral accompanied by undated stock powers or instruments of transfer executed in blank,

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(ii) UCC financing statements in form appropriate for filing under the Uniform Commercial Code of all United States jurisdictions that the Administrative Agent may deem necessary in order to perfect the Liens created under the Security Documents, covering the Collateral described in the Security Documents,

(iii) certified copies of UCC, tax and judgment lien searches, or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents (together with copies of such financing statements and documents) that name any Loan Party as debtor and that are filed in those state and county jurisdictions in which any Loan Party is organized or maintains its principal place of business, none of which encumber the Collateral covered or intended to be covered by the Security Documents (other than Permitted Liens), and

(iv) evidence that all other actions, recordings and filings that the Administrative Agent may reasonably deem necessary in order to perfect the Liens created under the Security Documents have been taken or will be taken on the Effective Date.

(l) The representations and warranties of the Borrower set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date, except that (i) for purposes of this Section, the representations and warranties contained in Section 3.04(a) shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) (subject, in the case of unaudited financial statements furnished pursuant to clause (b), to year-end audit adjustments and the absence of footnotes), respectively, of Section 5.01, (ii) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date and (iii) to the extent that such representations and warranties are already qualified or modified by materiality or words of similar effect in the text thereof, they shall be true and correct in all respects.

(m) No Default or Event of Default shall have occurred and be continuing.

(n) The Administrative Agent shall have received a Borrowing Request.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Without limiting the generality of the provisions of Article 8, for purposes of determining compliance with the conditions specified in this Section, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ARTICLE 5

AFFIRMATIVE COVENANTS

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrower covenants and agrees with the Lenders that:

Section 5.01 Financial Statements; Ratings Change and Other Information. The Borrower will furnish to the Administrative Agent (for distribution to each Lender):

(a) commencing with the fiscal year ending December 31, 2016, within (x) prior to an IPO, 180 days after each fiscal year end of the Borrower and (y) on and after an IPO, 90 days after each fiscal year end of the Public Company, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by PricewaterhouseCoopers, or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception (other than a qualification related to the maturity of the Commitments and the Loans at the applicable Maturity Date) and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower (or, after an IPO, the Public Company) and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

(b) commencing with the fiscal quarter ended June 30, 2016, within (x) prior to an IPO, 90 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower and (y) on and after an IPO, 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Public Company, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower (or, after an IPO, the Public Company) and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(c) concurrently with any delivery of financial statements under clause (a) or (b) above, a compliance certificate of a Financial Officer of the Borrower (or, after an IPO, the Public Company) in substantially the form of Exhibit F attached hereto (i) certifying as to whether a Default has occurred and is continuing as of the date thereof and, if a Default has occurred and is continuing as of the date thereof, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.01(f) and (g) as of the last day of the applicable fiscal quarter or fiscal year for which such financial statements are being delivered and (iii) if and to the extent that any change in GAAP that has occurred since the date of the audited financial statements referred to in Section 3.04 had an impact on such financial statements, specifying the effect of such change on the financial statements accompanying such certificate;

(d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Holdings, the Borrower or any Restricted Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be, in each case that is not otherwise required to be delivered to the Administrative Agent pursuant hereto; provided that such information shall be deemed to have been delivered on the date on which such information has been posted on the Borrower’s website on the Internet on any investor relations page at http://www.uber.com (or any successor page) or at http://www.sec.gov;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(e) concurrently with any delivery of financial statements under clause (a) or (b) above, the Borrower shall provide unaudited financial statements of the character and for the dates and periods as in such clauses (a) and (b) covering the Unrestricted Subsidiaries (on a combined basis), together with a consolidating statement reflecting eliminations or adjustments required to reconcile the financial statements of such Unrestricted Subsidiaries to the financial statements delivered pursuant to such clauses (a) and (b); provided that the Borrower shall not be required to provide such financial statements unless (x) the Borrower compiles such combined financial statements as part of its regular internal reporting processes or is able to compile such combined financial statements without undue effort or expense or (y) delivery of such financial statements is required by clause (b) of the definition of “Incremental Available Amount” or Section 6.01(g) hereof;

(f) concurrently with the delivery of quarterly unaudited financial statements pursuant to clause (b), the Borrower shall deliver to the Administrative Agent supplements to the exhibits to the U.S. Security Agreement relating to the Pledged IP Collateral (as defined in the U.S. Security Agreement and excluding Excluded IP) specifying any changes to such exhibits since the Effective Date or since the previous updating required hereby, as applicable (provided that if there have been no changes to any such exhibits since the Effective Date or since the previous updating required hereby, as applicable, the Borrower shall indicate that there has been “no change” to the applicable exhibits);

(g) prior to the first filing of a registration statement on Form S-1 with respect to the common stock of the Public Company, concurrently with any delivery of financial statements under clause (a) above, an annual summary profit and loss forecast (in the form internally prepared by the Borrower in the ordinary course of business); and

(h) promptly following any request in writing (including any electronic message) therefor, such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any Restricted Subsidiary, or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request.

Information required to be delivered pursuant to Section 5.01(a), Section 5.01(b) or Section 5.01(d) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such information, or provides a link thereto on the Borrower’s website on the Internet on any investor relations page at http://www.uber.com (or any successor page) or at http://www.sec.gov; or (ii) on which such information is posted on the Borrower’s behalf on an Internet or intranet website, if any, to which the Lenders and the Administrative Agent have been granted access (whether a commercial, third-party website or whether sponsored by the Administrative Agent).

Section 5.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent (for distribution to each Lender) prompt written notice of the following:

(a) the occurrence of any Default;

(b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Restricted Subsidiary thereof that could reasonably be expected to result in a Material Adverse Effect; and

(c) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Responsible Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 5.03 Existence; Conduct of Business. The Borrower will, and will cause each of its Restricted Subsidiaries (other than any Immaterial Subsidiaries) to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that (i) the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03, and (ii) none of the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiaries) shall be required to preserve, renew or keep in full force and effect its rights, licenses, permits, privileges or franchises where failure to do so could not reasonably be expected to result in a Material Adverse Effect.

Section 5.04 Payment of Taxes and Other Claims. The Borrower will, and will cause each of its Restricted Subsidiaries to, pay all Tax liabilities, including all Taxes imposed upon it or each such Restricted Subsidiary, or its and their respective income, profits, properties or operations that, if unpaid, could reasonably be expected to result in a Material Adverse Effect, before the same shall become delinquent or in default, and all lawful claims other than Tax liabilities that, if unpaid, would become a Lien upon any properties of the Borrower or any of its Restricted Subsidiaries not otherwise permitted under Section 6.02, in both cases except where the validity or amount thereof is being contested in good faith by appropriate proceedings and to the extent required by GAAP, the Borrower or such Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP.

Section 5.05 Maintenance of Properties; Insurance. The Borrower will, and will cause each of its Restricted Subsidiaries to, (a) keep and maintain all property used in the conduct of its business in good working order and condition, ordinary wear and tear and casualty events excepted, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect and (b) maintain insurance with financially sound and reputable insurance companies in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

Section 5.06 Books and Records; Inspection Rights. The Borrower will, and will cause each of its Restricted Subsidiaries to, keep proper books of record and account in which entries full, true and correct in all material respects are made and are sufficient to prepare financial statements in accordance with GAAP. The Borrower will, and will cause each of its Restricted Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender (pursuant to the request made through the Administrative Agent), upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records to the extent reasonably necessary, and to discuss its affairs, finances and condition with its officers and independent accountants (provided that the Borrower or such Restricted Subsidiary shall be afforded the opportunity to participate in any discussions with such independent accountants), all at such reasonable times and as often as reasonably requested (but no more than once annually if no Event of Default exists). Notwithstanding anything to the contrary in this Section, none of the Borrower or any of its Restricted Subsidiaries shall be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives) is prohibited by applicable law or any third party contract legally binding on Borrower or its Restricted Subsidiaries, or (iii) is subject to attorney, client or similar privilege or constitutes attorney work-product.

Section 5.07 ERISA-Related Information. The Borrower shall supply to the Administrative Agent (in sufficient copies for all the Lenders, if the Administrative Agent so requests): (a) promptly and in any event within fifteen (15) days after the Borrower, any Restricted Subsidiary or any ERISA Affiliate files a Schedule B (or such other schedule as contains actuarial information) to IRS Form 5500 in respect

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

of a Plan with Unfunded Pension Liabilities, a copy of such IRS Form 5500 (including the Schedule B); (b) promptly and in any event within 30 days after the Borrower, any Restricted Subsidiary or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a certificate of the most senior financial officer of the Borrower describing such ERISA Event and the action, if any, proposed to be taken with respect to such ERISA Event and a copy of any notice filed with the PBGC or the IRS pertaining to such ERISA Event and any notices received by such Borrower, Restricted Subsidiary, or ERISA Affiliate from the PBGC or any other governmental agency with respect thereto; provided that, in the case of ERISA Events under paragraph (b) of the definition thereof, in no event shall notice be given later than the occurrence of the ERISA Event; (c) promptly, and in any event within 30 days, after becoming aware that there has been (i) a material increase in Unfunded Pension Liabilities (taking into account only Pension Plans with positive Unfunded Pension Liabilities) since the date the representations hereunder are given or deemed given, or from any prior notice, as applicable; (ii) the existence of potential withdrawal liability under Section 4201 of ERISA, if the Borrower, any Restricted Subsidiary and the ERISA Affiliates were to withdraw completely from any and all Multiemployer Plans, (iii) the adoption of, or the commencement of contributions to, any Plan subject to Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA by the Borrower, any Restricted Subsidiary or any ERISA Affiliate, or (iv) the adoption of any amendment to a Plan subject to Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA which results in a material increase in contribution obligations of the Borrower, any Restricted Subsidiary or any ERISA Affiliate, a detailed written description thereof from the most senior financial officer of the Borrower; and (d) if, at any time after the Effective Date, the Borrower, any Restricted Subsidiary or any ERISA Affiliate maintains, or contributes to (or incurs an obligation to contribute to), a Pension Plan or Multiemployer Plan which is not set forth in Schedule 3.11 to the Disclosure Letter, then the Borrower shall deliver to the Administrative Agent an updated Schedule 3.11 to the Disclosure Letter as soon as practicable, and in any event within 20 days after the Borrower, such Restricted Subsidiary or such ERISA Affiliate maintains, or contributes to (or incurs an obligation to contribute to), thereto.

Section 5.08 Compliance with Laws and Agreements. The Borrower will, and will cause each of its Restricted Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Borrower will maintain in effect and use reasonable measures to enforce policies and procedures designed to promote compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with applicable Anti-Corruption Laws, applicable Anti-Terrorism Laws and applicable Sanctions.

Section 5.09 Use of Proceeds. The proceeds of the Loans will be used only for working capital and general corporate purposes, including, without limitation, for stock repurchases under stock repurchase programs approved by the Borrower and for acquisitions not prohibited hereunder. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

Section 5.10 Additional Guarantors. (a) If, as of the date of the most recently available financial statements delivered pursuant to Section 5.01(a) or (b), as the case may be, any Subsidiary shall have become a Material Domestic Subsidiary (or shall be otherwise designated as a Material Domestic Subsidiary by the Borrower hereunder or under the Revolving Credit Agreement) or any Person shall have become a Material Foreign Subsidiary (or shall be otherwise designated as a Material Foreign Subsidiary by the Borrower hereunder or under the Revolving Credit Agreement), then the Borrower shall:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(i) In the case of any such Subsidiary that becomes (or is so designated as) a Material Domestic Subsidiary, within 30 days (or such longer period of time as the Administrative Agent may agree in its sole discretion) after delivery of such financial statements, (1) cause such Material Domestic Subsidiary to enter into a Guaranty, or, if a Guaranty has previously been entered into by a Material Domestic Subsidiary (and remains in effect), a joinder agreement to such Guaranty in form and substance reasonably satisfactory to the Administrative Agent, (2) deliver to the Administrative Agent and each Lender all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, and (3) (x) deliver to the Administrative Agent any certificates representing the Collateral consisting of Equity Interests issued by such Material Domestic Subsidiary (to the extent such Equity Interests are certificated) and Equity Interests owned by such Material Domestic Subsidiary (to the extent such Equity Interests are certificated and other than Excluded Collateral), (y) deliver to the Administrative Agent such joinder agreements, amendments and supplements to the relevant Security Documents or such other documents as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a Lien on the Collateral owned by such Material Domestic Subsidiary (other than Excluded Collateral) and (z) take all actions necessary to cause such Lien to be duly perfected to the extent required by the Security Documents in accordance with all applicable laws.

(ii) In the case of any Person that becomes (or is so designated as) a Material Foreign Subsidiary, within 90 days (or such longer period of time as the Administrative Agent may agree in its sole discretion) after delivery of such financial statements, (i) deliver to the Administrative Agent such amendments and supplements to the relevant Security Documents or such additional Security Documents (including a Non-U.S. Pledge Agreement) as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of Secured Parties, a Lien on the Collateral consisting of the Equity Interests issued by such Material Foreign Subsidiary (other than Excluded Collateral) and (ii) take all actions necessary to cause such Lien to be duly perfected to the extent required by the Security Documents in accordance with all applicable laws.

(b) If requested by the Administrative Agent, the Administrative Agent shall receive an opinion of counsel for the Borrower (or local counsel to the Administrative Agent to the extent customary in an Applicable Foreign Jurisdiction) in form and substance reasonably satisfactory to the Administrative Agent in respect of matters reasonably requested by the Administrative Agent relating to any Guaranty or joinder agreement or the amendments and supplements to the Security Documents or additional Security Documents delivered pursuant to this Section, dated as of the date of such Guaranty or joinder agreement, amendments and supplements or additional Security Documents.

(c) Notwithstanding the foregoing, the Borrower and the Guarantors shall not be required, nor shall the Administrative Agent be authorized, (A) to take any additional steps to perfect the above described pledges and security interests by any means other than by (1) filings pursuant to the Uniform Commercial Code in the office of the secretary of state (or similar central filing office) of the relevant States(s) and filings with the USPTO and the USCO and (2) delivery to the Administrative Agent to be held in its possession of all Collateral consisting of stock certificates evidencing Equity Interests issued by the Guarantors (other than Holdings) and Material Foreign Subsidiaries, in each case as expressly required herein or by the Loan Documents, (B) to take any action with respect to any assets located outside of the United States other than, with respect to the pledge of the Equity Interests of any Material Foreign Subsidiary, the jurisdiction of organization of such Material Foreign Subsidiary (such jurisdiction, the “Applicable Foreign Jurisdiction”) (it being understood that there shall be no security agreements, pledge agreements or other Security Documents that will be governed under the laws of any non-U.S. jurisdiction other than, with respect to the pledge of the Equity Interests of any Material Foreign Subsidiary, the Applicable Foreign Jurisdiction), (C) to make or authorize any filings with respect to intellectual property other than filings with the USPTO and USCO, (D) to enter into any control agreement with respect to any Collateral or (E) to require the amendment of any limited liability company agreements or other organizational documents for any Subsidiary of the Borrower, the certification of uncertificated securities or the delivery of any director resignation letters in respect of any Foreign Subsidiaries.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 5.11 Holdings. Substantially concurrently with any Permitted Holdco Transaction, (i) the Borrower shall cause Holdings to enter into a Holdings Guaranty in form and substance reasonably satisfactory to the Administrative Agent, (ii) the Administrative Agent shall receive the documentation required under Section 4.01(e) and (f) as if Holdings had been a Guarantor on the Effective Date (provided that references therein to the “Effective Date” shall be deemed references to the effective date of such Holdings Guaranty), (iii) the Administrative Agent and each Lender shall receive all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, (iv) the Borrower shall cause Holdings to deliver to the Administrative Agent any certificates representing the Collateral consisting of all Equity Interests owned by Holdings (other than any Excluded Collateral) and such joinder agreements, amendments and supplements to the relevant Security Documents or such other documents as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a Lien on all Collateral owned by Holdings (other than Excluded Collateral) and take all actions necessary to cause such Lien to be duly perfected to the extent required by the Security Documents in accordance with all applicable laws and (v) the Administrative Agent shall receive an opinion of counsel for the Borrower (or local counsel to the Administrative Agent to the extent customary in an Applicable Foreign Jurisdiction) in form and substance reasonably satisfactory to the Administrative Agent in respect of matters reasonably requested by the Administrative Agent relating to any Holdings Guaranty or any such joinder agreements, amendments and supplements to the Security Documents or additional Security Documents delivered pursuant to this Section, dated as of the date of such Holdings Guaranty, joinder agreements, amendments and supplements or additional Security Documents.

Section 5.12 Maintenance of Ratings. The Borrower will use commercially reasonable efforts to cause the Term Loans and the Borrower’s corporate credit or corporate family credit rating to continue to be rated by either Standard & Poor’s Rating Group or Moody’s Investors Service Inc., as applicable (but not to maintain a specific rating).

Section 5.13 Post-Closing . The Borrower shall execute and deliver the documents and complete the tasks set forth on Schedule 5.13, in each case within the time limits specified on such schedule subject to the extension by the Administrative Agent in its sole discretion.

ARTICLE 6

NEGATIVE COVENANTS

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, the Borrower covenants and agrees with the Lenders that:

Section 6.01 Indebtedness. The Borrower will not permit any Domestic Restricted Subsidiary that is not a Guarantor to create, incur or assume any Specified Indebtedness other than:

(a) Specified Indebtedness existing on the Effective Date and disclosed on Schedule 6.01 to the Disclosure Letter and any Refinancing Indebtedness with respect thereto;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) to the extent constituting Specified Indebtedness, Specified Indebtedness consisting of cash management services, including treasury, depository, overdraft, credit or debit card, purchasing cards, electronic funds transfer and other cash management arrangements;

(c) Specified Indebtedness in respect of bid bonds, performance bonds, surety bonds and similar obligations, including guarantees or obligations with respect to letters of credit supporting such bid bonds, performance bonds, surety bonds and similar obligations;

(d) Specified Indebtedness representing the financing of insurance premiums in the ordinary course of business;

(e) [reserved];

(f) Specified Indebtedness constituting Capital Lease Obligations and Purchase Money Indebtedness of the Borrower or any Domestic Restricted Subsidiary and any Refinancing Indebtedness in respect thereof; provided that the aggregate principal amount of Indebtedness pursuant to this clause (f) shall not exceed $500,000,000 at any time outstanding; and

(g) (i) additional Specified Indebtedness; provided that, after giving effect to any incurrence of Specified Indebtedness pursuant to this clause (g)(i) (and subject to Section 1.06), the aggregate principal amount of outstanding Specified Indebtedness of the Domestic Restricted Subsidiaries that are not Guarantors incurred pursuant to this clause (g)(i) and any Refinancing Indebtedness incurred pursuant to clause (g)(ii) below, together with, but without duplication, the aggregate principal amount of outstanding Secured Specified Indebtedness of the Borrower and the Guarantors incurred in reliance on Section 6.02(r), shall not exceed the Certain Specified Indebtedness Cap (for purposes of the foregoing calculation, treating the commitments under the Revolving Credit Facility and any other revolving or delayed-draw commitments in respect of Specified Indebtedness as fully drawn); and (ii) Refinancing Indebtedness in respect of Specified Indebtedness permitted pursuant to the foregoing clause (g)(i) (and any successive Refinancing Indebtedness in respect thereof); provided that such Refinancing Indebtedness shall be incurred within 12 months of the maturity, retirement or other repayment (including any such repayment pursuant to amortization obligations with respect thereto) or prepayment of the Specified Indebtedness being refinanced, renewed or extended.

For the avoidance of doubt, this Section 6.01 shall impose no limit on the incurrence of any Specified Indebtedness by any Loan Party. In addition, for purposes of calculating compliance with this Section 6.01 and Section 6.02, in no event will the amount of any Specified Indebtedness be required to be included more than once despite the fact more than one Person is or becomes liable with respect to any related Specified Indebtedness (or any credit support provided therefor). For example, and for avoidance of doubt, in the case where more than one Domestic Restricted Subsidiary incurs Specified Indebtedness or otherwise becomes liable for such Specified Indebtedness (including by virtue of providing a guarantee or acting as account party for a letter of credit, banker’s acceptance or similar arrangement to secure such Indebtedness), the amount of such Specified Indebtedness shall only be included once for purposes of such calculations.

Section 6.02 Liens. The Borrower will not, and will not permit any Domestic Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it except:

(a) Permitted Encumbrances;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) any Lien on any property or asset of the Borrower or any Restricted Subsidiary existing on the date hereof and set forth in Schedule 6.02 to the Disclosure Letter (other than, for the avoidance of doubt, Liens securing the Obligations or the Secured Obligations (as defined in the Revolving Credit Agreement)) and any modifications, renewals and extensions thereof and any Lien granted as a replacement or substitute therefor; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Restricted Subsidiary other than improvements thereon or proceeds thereof, and (ii) such Lien shall secure only those obligations which it secures on the date hereof and any refinancing, extension, renewal or replacement thereof that does not increase the outstanding principal amount thereof except by an amount equal to a premium or other amount paid, and fees and expenses incurred, in connection with such refinancing, extensions, renewals or replacements;

(c) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Restricted Subsidiary or existing on any property or asset of any Person that becomes a Restricted Subsidiary after the date hereof prior to the time such Person becomes a Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary, and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be, and any refinancing, extension, renewal or replacement thereof that does not increase the outstanding principal amount thereof except by an amount equal to a premium or other amount paid, and fees and expenses incurred, in connection with such refinancing, extensions, renewals or replacements;

(d) Liens on fixed or capital assets acquired, constructed, financed or improved by the Borrower or any Restricted Subsidiary; provided that (i) such security interests secure Indebtedness that is permitted pursuant to Section 6.01(f), (ii) such security interests and the Indebtedness secured thereby are initially incurred prior to or within 270 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary other than additions, accessions, parts, attachments or improvements thereon or proceeds thereof; provided that clauses (ii) and (iii) shall not apply to any Refinancing Indebtedness pursuant to Section 6.01(f) hereof or any Lien securing such Refinancing Indebtedness;

(e) licenses, sublicenses, leases or subleases granted to others not interfering in any material respect with the business of the Borrower and its Restricted Subsidiaries, taken as a whole;

(f) the interest and title of a lessor or licensor under any lease, license, sublease or sublicense entered into by the Borrower or any Restricted Subsidiary in the ordinary course of its business and other statutory and common law landlords’ Liens under leases;

(g) in connection with the sale or transfer of any assets in a transaction not prohibited hereunder, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof;

(h) in the case of any joint venture or minority investment by the Borrower or any Subsidiary in any Person, any put and call arrangements related to its Equity Interests set forth in applicable joint venture’s or other Person’s organizational documents or any related joint venture, shareholders, investor rights or similar agreement;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(i) Liens securing Indebtedness to finance insurance premiums owing in the ordinary course of business to the extent such financing is not prohibited hereunder;

(j) Liens on earnest money deposits of cash or Cash Equivalents made in connection with any acquisition not prohibited hereunder;

(k) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents or other securities on deposit in one or more accounts maintained by the Borrower or any Restricted Subsidiary, in each case granted in the ordinary course of business in favor of the banks, securities intermediaries or other depository institutions with which such accounts are maintained, securing amounts owing to such institutions with respect to cash management and operating account arrangements;

(l) Liens in the nature of the right of setoff in favor of counterparties to contractual agreements not otherwise prohibited hereunder with the Borrower or any of its Restricted Subsidiaries in the ordinary course of business;

(m) Liens on the Equity Interests of Excluded Subsidiaries;

(n) Liens and deposits securing obligations under Swap Agreements entered to hedge or mitigate commercial risk and not for speculative purposes;

(o) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

(p) Liens in favor of the Loan Parties;

(q) [reserved];

(r) (i) Liens securing Secured Specified Indebtedness (including, for the avoidance of doubt, any such Indebtedness pursuant to the Revolving Credit Facility); provided that after giving effect to any incurrence of Liens pursuant to this clause (r)(i) (and subject to Section 1.06), the aggregate principal amount of outstanding Secured Specified Indebtedness secured by Liens incurred pursuant to this clause (r)(i) or clause (r)(ii) below, together with, but without duplication, the aggregate principal amount of outstanding Specified Indebtedness of the Domestic Restricted Subsidiaries that are not Guarantors incurred pursuant to Section 6.01(g), shall not exceed the Certain Specified Indebtedness Cap (for purposes of the foregoing calculation, treating the commitments under the Revolving Credit Facility and any other revolving or delayed-draw commitments in respect of Specified Indebtedness as fully drawn); and (ii) Liens that extend, renew, substitute or replace (including successive extensions, renewals, substitutions or replacements), in whole or in part, any Lien permitted pursuant to the foregoing clause (r)(i) or that secure any extension, renewal, replacement, refinancing or refunding (including any successive extensions, renewals, replacements, refinancings or refundings) of any Refinancing Indebtedness within 12 months of the maturity, retirement or other repayment or prepayment of the Specified Indebtedness (including any such repayment pursuant to amortization obligations with respect to such Indebtedness) being extended, renewed, substituted, replaced, refinanced or refunded, which Indebtedness is secured by a Lien permitted pursuant to this clause (r). Notwithstanding anything herein to the contrary, Liens securing Indebtedness outstanding on the Closing Date under this Agreement shall be treated as incurred on the Closing Date under this clause (r); and

(s) other Liens securing obligations (other than Specified Indebtedness) in an aggregate principal amount at any time outstanding not to exceed $100,000,000.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 6.03 Fundamental Changes. (a) The Borrower will not, and will not permit any Restricted Subsidiary to, (x) merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, (y) sell, transfer, license, lease, enter into any sale-leaseback transactions with respect to, or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of the assets of, the Borrower and the Restricted Subsidiaries, taken as a whole, or all or substantially all of the stock of any of the Borrower’s Restricted Subsidiaries (in each case, whether now owned or hereafter acquired) or (z) liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing:

(i) any Restricted Subsidiary or any other Person may merge into or consolidate with the Borrower in a transaction in which the Borrower is the surviving corporation;

(ii) any Person (other than the Borrower) may merge into or consolidate with any Restricted Subsidiary in a transaction in which the surviving entity is a Restricted Subsidiary (provided that any such merger or consolidation involving a Guarantor must result in a Guarantor as the surviving entity);

(iii) any Restricted Subsidiary may sell, transfer, license, lease or otherwise dispose of its assets to the Borrower or to another Restricted Subsidiary; provided that any such disposition under this clause (iii) that is made to a Restricted Subsidiary that is not a Loan Party shall in no event be permitted if it would comprise all or substantially all of the assets of the Borrower and its Restricted Subsidiaries, taken as a whole;

(iv) any Loan Party may sell, transfer, license, lease or otherwise dispose of its assets to any other Loan Party;

(v) in connection with any acquisition, any Restricted Subsidiary may merge into or consolidate with any other Person, so long as the Person surviving such merger or consolidation shall be a Restricted Subsidiary (provided that any such merger or consolidation involving a Guarantor must result in a Guarantor as the surviving entity);

(vi) any Restricted Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders;

(vii) any Restricted Subsidiary may merge into or consolidate with any other Person in a transaction not otherwise prohibited hereunder and all or substantially all of the Equity Interests of any Restricted Subsidiary may be sold, transferred or otherwise disposed of, so long as the aggregate consideration received in respect of all such mergers or consolidations, sales, transfers or other disposals pursuant to this clause (vii) shall not exceed the greater of (a) $500,000,000 and (b) 10% of Total Assets as of the date of the definitive agreement for such merger, consolidation, sale, transfer or other disposal is executed; and

(viii) a Permitted Holdco Transaction may be consummated.

(b) The Borrower will not, and will not permit any of its Restricted Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and its Restricted Subsidiaries on the date of execution of this Agreement and businesses reasonably related, complementary, ancillary or incidental thereto, which businesses, for the avoidance of doubt, may include or relate to, but not be limited to, the provision of data integration or analysis platforms and other software or technological solutions.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 6.04 Use of Proceeds. The Borrower will not request any Borrowing, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any applicable Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Person, or in any country or territory that, at the time of such funding, financing or facilitating, is a Sanctioned Person or Sanctioned Country or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

ARTICLE 7

EVENTS OF DEFAULT

Section 7.01 Events of Default.If any of the following events (each, an “Event of Default”) shall occur:

(a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 7.01(a)) payable under any of the Loan Documents, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days;

(c) any representation or warranty made or deemed made by or on behalf of Holdings, the Borrower or any Restricted Subsidiary in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement, any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been incorrect in any material respect when made or deemed made; provided that, in each case, to the extent that such representations and warranties are already qualified or modified by materiality or words of similar effect in the text thereof, they shall be true and correct in all respects;

(d) the Borrower or Holdings, shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, Section 5.03 (solely with respect to the Borrower’s or, if applicable, Holding’s existence), Section 5.09, Section 5.11 or Section 5.13 or in Article 6;

(e) Holdings, the Borrower or any Restricted Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in any of the Loan Documents (other than those specified in clause (a), (b) or (d) of this Section 7.01), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(f) Holdings, the Borrower or any Restricted Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure shall have continued after the applicable grace period, if any;

(g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both but with all applicable grace periods in respect of such event or condition under the documentation representing such Material Indebtedness having expired) the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (w) any requirement to, or any offer to, repurchase, prepay or redeem Indebtedness of a Person acquired in an acquisition permitted hereunder, to the extent such offer is required as a result of, or in connection with, such acquisition, (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, (y) any event or condition giving rise to any redemption, repurchase, conversion or settlement (or right to redeem, require repurchase, convert or settle) with respect to any Convertible Notes or other convertible debt instrument (including any termination of any related Swap Agreement) pursuant to its terms unless such redemption, repurchase, conversion or settlement results from a default thereunder or an event of the type that constitutes an Event of Default or (z) an early payment requirement, unwinding or termination with respect to any Swap Agreement except an early payment, unwinding or termination that results from a default or non-compliance thereunder by the Borrower or any Restricted Subsidiary, or another event of the type that would constitute an Event of Default;

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Holdings, the Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary) or its debts, or of a substantial part of its assets, under any Debtor Relief Law or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary) or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) except as may otherwise be permitted under Section 6.03, Holdings, the Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary) shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Debtor Relief Law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary) or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(j) Holdings, the Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary) shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(k) one or more judgments for the payment of money in excess of $150,000,000 in the aggregate shall be rendered against Holdings, the Borrower or any Restricted Subsidiary or any combination thereof (to the extent not paid or covered by a reputable and solvent independent third-party insurance company which has not disputed coverage) and the same shall remain undischarged or unpaid for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Holdings, the Borrower or any Restricted Subsidiary to enforce any such judgment and such action shall not be stayed;

(l) one or more ERISA Events shall have occurred, other than as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect;

(m) a Change in Control shall occur;

(n) any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder, solely as a result of acts or omissions by the Administrative Agent or any Lender, or satisfaction in full of all the obligations hereunder or thereunder, ceases to be in full force and effect; or any Loan Party contests in any manner the validity or enforceability of any Loan Document; or

(o) any Security Document shall for any reason (other than pursuant to the terms hereof or thereof or solely as a result of acts or omissions by the Administrative Agent or any Lender) cease to create, or any Lien purported to be created by any Security Documents shall be asserted by any Loan Party not to be, a valid and perfected Lien with the priority required by the Security Document, on any material portion of the Collateral purported to be covered thereby.

then, and in every such event (other than an event with respect to the Borrower or Holdings, described in clause (h), (i) or (j) of this Section 7.01), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

Section 7.02 Application of Funds. Subject to the terms of the Revolver Intercreditor Agreement and any other applicable Intercreditor Agreement, after the exercise of remedies provided for in Section 7.01, any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest but including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable pursuant to Sections 2.12 and 2.14) payable to the Administrative Agent;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and fees payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders and amounts payable pursuant to Sections 2.12 and 2.14));

Third, to payment of that portion of the Obligations constituting accrued and unpaid fees and interest on the Loans and other Obligations, ratably among the Lenders;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Lenders; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by law.

ARTICLE 8

THE AGENTS

Section 8.01 Appointment of the Administrative Agent. Each Lender hereby irrevocably designates and appoints Morgan Stanley Senior Funding, Inc. as the Administrative Agent hereunder and under the other Loan Documents, and each Lender hereby authorizes Morgan Stanley Senior Funding, Inc. to act as the Administrative Agent in accordance with the terms hereof and the other Loan Documents. The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Secured Parties hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on the Collateral and any other collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto (including, without limitation, to enter into additional Loan Documents or supplements to existing Loan Documents on behalf of the Secured Parties). In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to this Article 8 for purposes of holding or enforcing any Lien on the Collateral or any other collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of Articles 8 and 9 (including Section 9.03, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. The Administrative Agent hereby agrees to act in its capacity as such upon the express conditions contained herein and the other Loan Documents, as applicable. Except for Section 8.12, the provisions of this Article 8 are solely for the benefit of the Agents and Lenders and no Loan Party shall have any rights as a third party beneficiary of any of the provisions thereof (except as expressly set forth in Section 8.07). In performing its functions and duties hereunder, the Administrative Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed, and the use of the term “agent” (or any similar term) herein or in any other Loan Documents is not intended to connote, any obligation towards or relationship of agency or trust with or for Borrower or any of its Subsidiaries. As of the Effective Date, no Arranger in such capacity shall have any obligations but shall be entitled to all benefits of this Article 8. Each Arranger may resign from such role at any time, with immediate effect, by giving prior written notice thereof to the Administrative Agent and the Borrower.

Section 8.02 Powers and Duties. Each Lender irrevocably authorizes the Administrative Agent to take such action on such Lender’s behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to the Administrative Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Anything herein to the contrary notwithstanding, the Administrative Agent shall have only those powers, duties and responsibilities under this Agreement or any of the other Loan Documents except in its capacity a Lender hereunder. The Administrative Agent may exercise such powers, rights and remedies and perform such duties by or through its Related Parties. No Agent shall have, by reason hereof or any of the other Loan Documents, a fiduciary relationship in respect of any Lender or any other Person; and nothing herein or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect hereof or any of the other Loan Documents except as expressly set forth herein or therein.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 8.03 General Immunity. (a) No Agent nor any of its Related Parties shall be (i) responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any Agent to Lenders or by or on behalf of any Loan Party to any Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Loan Party or any other Person liable for the payment of any Obligations, (ii) required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Default or (iii) required to make any disclosures with respect to the foregoing. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. No Agent nor any of its Related Parties shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as an Agent or any of its Affiliates in any capacity. Anything contained herein to the contrary notwithstanding, the Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the component amounts thereof.

(b) No Agent nor any of its Related Parties shall be liable to Lenders for any action taken or omitted by any Agent under or in connection with any of the Loan Documents except to the extent caused by such Person’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Required Lenders (or such other Lenders as may be required to give such instructions under Section 9.02) and, upon receipt of such instructions from Required Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions, including for the avoidance of doubt refraining from any action that, in its opinion or the opinion of its counsel, may be in violation of any Loan Document or applicable law, including, for the avoidance of doubt, any action that may be in violation of the automatic stay under any Debtor Relief Law . Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Borrower and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting hereunder or any of the other Loan Documents in accordance with the instructions of Required Lenders (or such other Lenders as may be required to give such instructions under Section 9.02).

Each Agent may perform any and all of its duties and exercise its rights and powers under this Agreement or under any other Loan Document by or through any one or more sub-agents appointed by such Agent, provided that any such appointment of a sub-agent, other than to a Lender or an Affiliate of a Lender (other than any Disqualified Institution), shall require the express written consent of the Borrower and provided that, for the avoidance of doubt, each sub-agent shall become bound by, and subject to

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 9.12. Each Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through its respective Related Parties. The exculpatory, indemnification and other provisions of this Section 8.03 and of Section 8.06 shall apply to any the Related Parties of each Agent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent. All of the rights, benefits, and privileges (including the exculpatory and indemnification provisions) of this Section 8.03 and of Section 8.06 shall apply to any such sub-agent and to the Related Parties of any such sub-agent, and shall apply to their respective activities as sub-agent as if such sub-agent and its Affiliates were named herein. Notwithstanding anything herein to the contrary, with respect to each sub-agent appointed by an Agent, (i) such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of Loan Parties and the Lenders, (ii) such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub-agent, and (iii) such sub-agent shall only have obligations to the Agent that appointed it and not to any Loan Party, Lender or any other Person and no Loan Party, Lender or any other Person shall have any rights, directly or indirectly, as a third party beneficiary or otherwise, against such sub-agent. No Agent shall be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that such Agent acted with gross negligence, bad faith or willful misconduct in the selection of such sub-agent.

(c) No Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, no Agent shall (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Commitments or Loans, or disclosure of confidential information, to any Disqualified Institution.

Section 8.04 Administrative Agent Entitled to Act as Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term “Lender” shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Any Agent and its Affiliates may accept deposits from, lend money to, own securities of, and generally engage in any kind of banking, trust, financial advisory or other business with Borrower or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower for services in connection herewith and otherwise without having to account for the same to Lenders.

Section 8.05 Lenders’ Representations, Warranties and Acknowledgment. (a) Each Lender expressly acknowledges that neither the Agents nor any of their respective Related Parties have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any of its Affiliates, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of the Borrower and its Subsidiaries in connection with Loans made hereunder and that it has made and shall continue to make its own appraisal of, and investigation into, the business, operations, property, financial and other condition and the

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

creditworthiness of the Borrower and its Affiliates. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

(b) Each Lender, by delivering its signature page to this Agreement, an Assignment and Assumption, an Extension Agreement or a Joinder Agreement and funding its Loans, if applicable, on the Effective Date, or by the funding of any Incremental Loans, as the case may be, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by any Agent or the Lenders, as applicable on the Effective Date, the effective date of such Assignment and Assumption or as of the date of funding of such Incremental Loans.

Section 8.06 Right to Indemnity. Each Lender, in proportion to its Applicable Percentage, severally agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by any Loan Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as such Agent in any way relating to or arising out of this Agreement or the other Loan Documents; provided no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction (it being understood and agreed that no action taken in accordance with the directions of the Required Lenders (or such other Lenders as may be required to give such instructions under Section 9.02) shall constitute gross negligence or willful misconduct). If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided in no event shall this sentence require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s Applicable Percentage thereof; and provided, further, this sentence shall not be deemed to require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.

Section 8.07 Successor Administrative Agent.The Administrative Agent shall have the right to resign at any time by giving prior written notice thereof to Lenders and Borrower. The Administrative Agent shall have the right to appoint a financial institution to act as the Administrative Agent hereunder, subject to the written consent of the Borrower and the reasonable satisfaction of the Required Lenders, and Administrative Agent’s resignation shall become effective on the earliest of (i) 30 days after delivery of the notice of resignation (regardless of whether a successor has been appointed or not), (ii) the acceptance of such successor Administrative Agent by the Borrower and the Required Lenders and the acceptance of being Administrative Agent by such successor, or (iii) such other date, if any, agreed to by the Required Lenders. Upon any such notice of resignation, if a successor Administrative Agent has not already been appointed by the retiring Administrative Agent, the Required Lenders shall have the right, with the written consent of the Borrower, to appoint a successor Administrative Agent.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) If neither the Required Lenders nor Administrative Agent have appointed a successor Administrative Agent or such successor has not accepted such appointment within 30 days after delivery of notice of resignation by the retiring Administrative Agent, the Required Lenders shall be deemed to have succeeded to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent until such time, if any, as the Required Lenders appoint a successor Administrative Agent and such successor accepts such appointment. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent and the retiring or removed Administrative Agent shall promptly (i) transfer to such successor Administrative Agent all sums held under the Loan Documents, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent under the Loan Documents, and (ii) take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent of the Loan Documents, whereupon such retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Article 8). After any retiring or removed Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article 8 and Section 9.03 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent hereunder.

Section 8.08 Guaranty. (a) Each Lender hereby further authorizes Administrative Agent, on behalf of and for the benefit of the Lenders, to be the agent for and representative of the Lenders with respect to the Holdings Guaranty, the Guaranty and the other Loan Documents. Subject to Section 9.02, without further written consent or authorization from any Lender, Administrative Agent may execute any documents or instruments necessary to release any Guarantor from the Guaranty pursuant to Section 9.17 or with respect to which Required Lenders (or such other Lenders as may be required to give such consent under Section 9.02) have otherwise consented.

(b) Anything contained in any of the Loan Documents to the contrary notwithstanding, the Borrower, the Administrative Agent and each Lender hereby agree that none of the Lenders shall have any right individually to enforce the Holdings Guaranty or the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder and under any of the Loan Documents may be exercised solely by the Administrative Agent, for the benefit of the Lenders in accordance with the terms hereof and thereof.

(c) Notwithstanding anything to the contrary contained herein or any other Loan Document, when all Obligations (other than contingent indemnification obligations not yet accrued and payable) have been paid in full and all Commitments have terminated or expired, upon request of the Borrower, Administrative Agent shall take such actions as shall be required to release all guarantee obligations provided for in any Loan Document. Any such release of guarantee obligations shall be deemed subject to the provision that such guarantee obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 8.09 Actions in Concert.

Notwithstanding anything in this Agreement to the contrary, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or the Notes (other than exercising any rights of setoff) without first obtaining the prior written consent of the Administrative Agent and Required Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Notes shall be taken in concert and at the direction or with the consent of Administrative Agent or Required Lenders; provided, however, that, subject to the terms of any applicable Intercreditor Agreement, (i) each Lender shall be entitled to file a proof of claim in any proceeding under any Insolvency Law to the extent that such Lender disagrees with Agent’s composite proof of claim filed on behalf of all Lenders, (ii) each Lender shall be entitled to vote its claim with respect to any plan of reorganization in any proceeding under any Debtor Relief Law and (iii) each Lender shall be entitled to pursue its deficiency claim after liquidation of all or substantially all of the Collateral and application of the proceeds therefrom.

Section 8.10 Withholding Taxes.To the extent required by any applicable law, Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the IRS or any other Governmental Authority asserts a claim that Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify Administrative Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding Tax ineffective or for any other reason, or if Administrative Agent reasonably determines that a payment was made to a Lender pursuant to this Agreement without deduction of applicable withholding Tax from such payment, such Lender shall indemnify Administrative Agent fully for all amounts paid, directly or indirectly, by Administrative Agent as Tax or otherwise, including any penalties or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred.

Section 8.11 Administrative Agent May File Bankruptcy Disclosure and Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Laws relative to any Loan Party, Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a) to file a verified statement pursuant to rule 2019 of the Federal Rules of Bankruptcy Procedure that, in its sole opinion, complies with such rule’s disclosure requirements for entities representing more than one creditor;

(b) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Agents (including any claim for the reasonable compensation, expenses, disbursements and advances of the Agents and the Lenders and their respective agents and counsel and all other amounts due the Agents and the Lenders under Sections 2.09 and 9.03 allowed in such judicial proceeding; and

(c) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and, in each case, any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each other Agent and each Lender to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to the other Agents and/or the Lenders, to pay to Administrative

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Sections 2.09 and 9.03. To the extent that the payment of any such compensation, expenses, disbursements and advances of Administrative Agent, its agents and counsel, and any other amounts due Administrative Agent under Sections 2.09 and 9.03 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the other Agents and/or the Lenders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise.

Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any other Agent or any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Agent or any Lender or to authorize Administrative Agent to vote in respect of the claim of any Agent or any Lender in any such proceeding.

Section 8.12 Intercreditor Agreements. The Lenders and the other Secured Parties hereby irrevocably authorize and instruct the Administrative Agent to, without any further consent of any Lender or any other Secured Party, enter into (or acknowledge and consent to) or amend, renew, extend, supplement, restate, replace, waive or otherwise modify (i) the Revolver Intercreditor Agreement, (ii) any First Lien Intercreditor Agreement with the Senior Representative(s) of Indebtedness secured by a Lien permitted hereunder and intended to be pari passu with the Liens securing the Obligations under this Agreement and (iii) any Second Lien Intercreditor Agreement with the Senior Representative(s) of the holders of Indebtedness secured by a Lien permitted hereunder and intended to be junior to the Liens securing the Obligations under this Agreement. The Lenders and the other Secured Parties irrevocably agree that (x) the Administrative Agent may rely exclusively on a certificate of an Officer of the Borrower as to whether the Liens governed by such Intercreditor Agreement and the priority of such Liens as contemplated thereby are not prohibited and (y) any Intercreditor Agreement entered into by the Administrative Agent shall be binding on the Secured Parties, and each Lender and the other Secured Parties hereby agrees that it will take no actions contrary to the provisions of, if entered into and if applicable, any Intercreditor Agreement. The foregoing provisions are intended as an inducement to any provider of any secured Specified Indebtedness not prohibited by Section 6.01 or Section 6.02 hereof to extend credit to the Loan Parties and such persons are intended third-party beneficiaries of such provisions. Further, upon request of the Borrower, the Administrative Agent shall enter into, or amend, any Intercreditor Agreement to permit the incurrence of Term Loan Refinancing Indebtedness, any Specified Indebtedness under any Incremental Facility or any other Specified Indebtedness permitted to be secured by the Collateral hereunder.

ARTICLE 9

MISCELLANEOUS

Section 9.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i) if to the Borrower, to it at:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Uber Technologies, Inc.

1455 Market Street, 4th floor

San Francisco, California 94103

Attention: Chief Financial Officer

with copies to:

Uber Technologies, Inc.

1455 Market Street. 4th floor

San Francisco, California 94103

Attention: General Counsel

Cooley LLP

101 California Street, 5th Floor

San Francisco, California 9411

Attention: Gian-Michele a Marca

Fax: (415) 693-2222

(ii) if to the Administrative Agent with respect to the Security Documents or any of the Collateral, to it at:

Morgan Stanley Senior Funding, Inc.

1300 Thames Street, Thames Street Wharf, 4th Floor

Baltimore, Maryland 21231

Attention: Loan Documentation

Phone: (443) 627-4068

with copies to:

Morgan Stanley Senior Funding, Inc.

1 New York Plaza, 41st Floor

New York, New York, 10004

Attention: Agency Team

Fax: (212) 507-6680

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Attention: James A. Florack

Fax: 212-701-5165

(iii) if to the Administrative Agent with respect to any other matter, to it at:

Morgan Stanley Senior Funding, Inc.

1 New York Plaza, 41st Floor

New York, New York, 10004

Attention: Agency Team

Fax: (212) 507-6680

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

with a copy to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Attention: James A. Florack

Fax: 212-701-5165

(iv) if to MSSF, in its capacity as a Lender, to it at:

Morgan Stanley Senior Funding, Inc.

1 New York Plaza, 41st Floor

New York, New York, 10004

Attention: Agency Team

Fax: (212) 507-6680

(v) if to any other Lender to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article 2 unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (provided that any Lender may change its address or telecopy number by notice solely to the Administrative Agent and the Borrower).

(d) The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Lenders by posting the Communications on IntraLinks or another similar electronic system (the “Platform”). THE PLATFORM IS PROVIDED

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“AS IS” AND “AS AVAILABLE.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) be responsible or liable for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) to the Borrower, any other Loan Party, any Lender or any other Person arising from the unauthorized use by others of information or other materials obtained through internet, electronic, telecommunications or other information transmission, including, without limitation, the transmission of Communications through the Platform, except to the extent that such damages have resulted from the willful misconduct or gross negligence of such Agent Party (as determined in a final, non-appealable judgment by a court of competent jurisdiction). “Communications” means, collectively, any notice, demand, communication, information, document or other material that any Loan Party provides to the Administrative Agent pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Administrative Agent or any Lender by means of electronic communications pursuant to this Section 9.01, including through the Platform.

(e) In the event the Borrower shall have any Equity Interests or other securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise files or is required to file reports under Section 15(d) of the Exchange Act, the Borrower and each Lender acknowledges that certain of the Lenders may be Public Lenders and, if any document, notice or other information required to be delivered hereunder is being distributed through the Platform, any information that the Borrower has indicated contains Non-Public Information will not be posted on that portion of the Platform designated for such Public Lenders. If the Borrower has not indicated whether a document, notice or other information provided to the Administrative Agent by or on behalf of the Borrower or any Subsidiary contains Non-Public Information, the Administrative Agent reserves the right to post such information solely on the portion of the Platform designated for Lenders that wish to receive material Non-Public Information with respect to the Borrower, the Subsidiaries and its and their securities. Notwithstanding the foregoing, nothing in this Section 9.01(e) shall create any obligation on the Borrower to indicate whether any information contains Non-Public Information, it being further agreed that if any such indication is provided by the Borrower in its discretion, such indication shall create no obligation on the Borrower to provide any such indication in the future.

(f) Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United State federal and state securities laws, to make reference to information that is not made available through the “Public Side Information” portion of the Platform and that may contain Non Public Information with respect to the Borrower, the Subsidiaries or its or their securities.

Section 9.02 Waivers; Amendments. (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default or Event of Default at the time. Notwithstanding the foregoing Borrower and Administrative Agent may, without the consent of the other Lenders, amend, modify or supplement this Agreement and any other Loan Document to cure any ambiguity, omission, typographical error, defect or inconsistency if such amendment, modification or supplement if the same is not objected to in writing by the Required Lenders within five Business Days following receipt of notice thereof.

(b) None of this Agreement, any other Loan Document or any provision hereof or thereof may be waived, amended or modified (other than the Fee Letter, which may be amended in accordance with its terms) except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided, however, that no such amendment, waiver or consent shall: (i) extend or increase the Commitment of any Lender (including, without limitation, amending the definition of “Applicable Percentage”) without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby; provided, however, that notwithstanding clause (ii) or (iii) of this Section 9.02(b), only the consent of the Required Lenders shall be necessary to waive any obligation of the Borrower to pay interest at the default rate set forth in Section 2.10(d), (iv) change Section 2.15(b), Section 2.15(c), Section 2.15(d) or any other Section hereof providing for the ratable treatment of the Lenders, in each case in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) release any Holdings Guaranty or all or substantially all of the value of the Guaranties provided by the Guarantors, without the written consent of each Lender, except to the extent the release of any Guarantor is permitted pursuant to Article 8 or Section 9.17 (in which case such release may be made by the Administrative Agent acting alone), (vi) release all or substantially all of the Collateral from the Liens of the Security Documents or alter the relative priorities of the Obligations entitled to the Liens of the Security Documents, in each case without the written consent of each Lender (it being understood that additional Loans pursuant to Section 2.18 may be equally and ratably secured by the Collateral with the then existing Obligations under the Security Documents), except to the extent the release of any Collateral is permitted pursuant to Section 9.17 (in which case such release may be made by the Administrative Agent acting alone), (vii) change any of the provisions of this Section or the percentage referred to in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender or (viii) waive any condition set forth in Section 4.01 (other than as it relates to the payment of fees and expenses of counsel), without the written consent of each Lender. Notwithstanding anything to the contrary herein, no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent.

(c) Notwithstanding the foregoing, this Agreement may be amended (i) as contemplated by Section 2.18 to effect Incremental Commitments pursuant to a Joinder Agreement with only the consent of the Administrative Agent, the Borrower, the other Loan Parties and the Incremental Lenders providing Incremental Commitments, and (ii) as contemplated by Section 2.20 to effect any Refinancing Term Facility pursuant to a Refinancing Amendment with only the consent of the Administrative Agent, the Borrower, the other Loan Parties and the Lenders providing such Refinancing Term Facility.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(d) Notwithstanding the foregoing, no Lender’s consent is required to enter into any Intercreditor Agreement, or to effect any amendment, modification or supplement to the Revolver Intercreditor Agreement, any other Intercreditor Agreement permitted under this Agreement (i) that is for the purpose of adding the holders of Indebtedness permitted hereunder (or a Senior Representative with respect thereto) as parties thereto, as expressly contemplated by the terms of the Revolver Intercreditor Agreement or such other intercreditor agreement or arrangement permitted under this Agreement or in any document pertaining to any Indebtedness permitted hereby that is permitted to be secured by the Collateral (including, without limitation, any Term Loan Agreement Refinancing Indebtedness), as applicable (it being understood that any such amendment or supplement may make such other changes to the applicable intercreditor or subordination agreement as, in the good faith determination of the Administrative Agent, are required to effectuate the foregoing; provided that such other changes are not adverse, in any material respect, as determined in the good faith by the Administrative Agent, to the interests of the Lenders) or (ii) that is expressly contemplated by the Revolver Intercreditor Agreement (or the comparable provisions, if any, of any other Intercreditor Agreement or arrangement permitted under this Agreement) or (iii) that is otherwise permitted by Section 8.12 hereof; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, as applicable.

Section 9.03 Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Lenders, the Arrangers and their respective Affiliates, including, without limitation, the reasonable and documented fees and disbursements of one primary firm of counsel for the Administrative Agent, the Lenders and the Arrangers, taken as a whole in connection with the syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of this Agreement, any other Loan Document or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated); provided that the Borrower’s obligations under this clause (a)(i) solely with respect to the preparation, execution and delivery of the Loan Documents on the Effective Date shall be subject to the limitations provided for in the Engagement Letter, and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arrangers or any Lender, including, without limitation, the reasonable and documented fees, disbursements and other charges of one primary firm of counsel for the Administrative Agent, the Lenders and the Arrangers, taken as a whole, (and if reasonably necessary (as determined by the Administrative Agent in consultation with the Borrower), of a single regulatory counsel and a single local counsel in each appropriate jurisdiction and, in the case of an actual or potential conflict of interest where the Administrative Agent, any Lender or any Arranger affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another primary firm of counsel for such affected person (and if reasonably necessary (as determined by such affected person in consultation with the Borrower), of a single regulatory counsel and a single local counsel in each appropriate jurisdiction)), in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including its rights under this Section 9.03, or in connection with the Loans made hereunder, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b) The Borrower shall indemnify the Administrative Agent, the Arrangers and each Lender, and each Related Party, successor, partner, representative or assign of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses, including the reasonable and documented fees, charges and disbursements of any a primary firm of counsel for all such Indemnitees (and if reasonably necessary (as determined by such Indemnitees in consultation with the Borrower), of a single regulatory counsel and a single local counsel in each appropriate jurisdiction and,

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

in the case of an actual or potential conflict of interest where the Indemnitee affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another primary firm of counsel for such affected Indemnitee (and if reasonably necessary (as determined by such affected Indemnitee in consultation with the Borrower), of a single regulatory counsel and a single local counsel in each appropriate jurisdiction)), incurred by or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned, leased or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective action, suit, inquiry, claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or the Borrower or any Affiliate of the Borrower); provided that such indemnity shall not, as to any Indemnitee, be available, (w) with respect to Taxes and amounts relating thereto (other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim), (x) to the extent that such losses, claims, damages, liabilities, costs or reasonable and documented out-of-pocket expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee, (y) if resulting from a material breach by such Indemnitee or one of its controlled Affiliates of its obligations under this Agreement or any other Loan Document (as determined by a court of competent jurisdiction by final and non-appealable judgment), or (z) if arising from any dispute between and among Indemnitees, to the extent such dispute does not involve an act or omission by the Borrower or its Subsidiaries (as determined by a court of competent jurisdiction by final and non-appealable judgment) other than any proceeding against the Administrative Agent or any Arranger, in each case, acting in such capacity. The Borrower will not be required to indemnify any Indemnitee for any amount paid or payable by such Indemnitee in the settlement of any such indemnified losses, claims, damages, liabilities, costs or reasonable and documented expenses which is entered into by such Indemnitee without Borrower’s written consent (such consent not to be unreasonably withheld, conditioned or delayed) unless the Borrower was offered the ability to assume the defense of the action that was the subject matter of such settlement and elected not to so assume. In the case of any proceeding to which the indemnity in this paragraph applies, such indemnity and reimbursement obligations shall be effective, whether or not such proceeding is brought by the Borrower, any of its equityholders or creditors, an Indemnitee or any other Person, or an Indemnitee is otherwise a party thereto.

Without limiting in any way the indemnification obligations of the Borrower pursuant to Section 9.03(b) or of the Lenders pursuant to Section 8.06, to the extent permitted by applicable law, each party hereto shall not assert, and hereby waives, any claim against any Indemnitee and the Borrower and its Subsidiaries, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the Transactions or any Loan or the use of the proceeds thereof (other than, in the case of the Borrower, in respect of any such damages incurred or paid by an Indemnitee to a third party). No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence, bad faith or willful misconduct of such Indemnitee as determined by a final and non-appealable judgment of a court of competent jurisdiction.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) All amounts due under this Section 9.03 shall be payable promptly after written demand therefor.

Section 9.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in subsection (c) of this Section 9.04), Indemnitees (to the extent provided in Section 9.03) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent of:

(A) the Borrower (not to be unreasonably withheld or delayed); provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if a Specified Event of Default has occurred and is continuing; and provided, further, that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within fifteen (15) Business Days after having received notice thereof; and

(B) the Administrative Agent (such consent not to be unreasonably withheld or delayed); provided that no consent of the Administrative Agent shall be required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans and subject to Section 2.16(c), the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 (or a greater amount that is an integral multiple of $1,000,000), unless each of the Borrower and the Administrative Agent otherwise consent; provided that no such consent of the Borrower shall be required if a Specified Event of Default has occurred and is continuing;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws;

(E) except as permitted by Section 2.19, no such assignment shall be made to (i) any Loan Party nor any Affiliate of a Loan Party or (ii) any natural person;

(F) (a) No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning or participating Lender entered into a binding agreement to sell and assign or participate, as applicable, all or a portion of its rights and obligations under this Agreement to such Person (unless the Borrower has consented to such assignment or participation in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee or Participant that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a supplement to the list of Competitors pursuant to clause (b)(i) of the definition of “Disqualified Institution”), (x) such assignee or Participant shall not retroactively be disqualified from becoming a Lender or Participant (but such Person shall not be able to increase its Commitments or participations hereunder) and (y) such assignment or participation and, in the case of an assignment, the execution by the Borrower of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment or participation in violation of this clause (F)(a) shall not be void, but the other provisions of this clause (F)(a) shall apply; and

(b) The Administrative Agent shall have the right (but not the obligation), and the Borrower hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Institutions and any updates thereto from time to time on the Platform, including that portion of the Platform that is designated for “public side” Lenders and/or (B) provide the list of Disqualified Institutions and any updates thereto to each Lender or Participant requesting the same.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section 9.04, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 2.12, Section 2.13, Section 2.14 and Section 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (c) of this Section 9.04.

(iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

from time to time (the “Register”). The entries in the Register shall be conclusive (absent manifest error), and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 9.04(b)(iv), except to the extent that such losses, claims, damages or liabilities are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of the Administrative Agent. The Loans (including principal and interest) are registered obligations and the right, title, and interest of any Lender or its assigns in and to such Loans shall be transferable only upon notation of such transfer in the Register.

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section 9.04 and any written consent to such assignment required by paragraph (b) of this Section 9.04, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.04(b), Section 2.15(e) or Section 8.06, the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) (i) Subject to Section 9.04(b)(ii)(F), any Lender may, (x) prior to an IPO, without the consent of, or notice to, the Administrative Agent but subject to prior consultation with the Borrower; provided that no consultation with the Borrower shall be required for a participation to a Lender, an Affiliate of a Lender, an Approved Fund or, if a Specified Event of Default has occurred and is continuing, any other Participant, and (y) after an IPO, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (but not to the Borrower or an Affiliate thereof) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (D) unless consented to by the Borrower, no Participant (other than (x) a Participant that is a Lender, an Affiliate of a Lender or an Approved Fund or (y) if a Specified Event of Default has occurred and is continuing, any other Participant) shall receive information regarding the Borrower and its subsidiaries or this credit facility provided pursuant to this Agreement (other than administrative notices delivered pursuant to Article 2). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section 9.04, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.14 (subject to the requirements and limitations therein, including the requirements under Section 2.14(f) (it being understood that the documentation required under Section 2.14(f) shall be delivered to the participating Lender) to the same extent as if it

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were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant agrees to be subject to the provisions of Section 2.16 as if it were an assignee under paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided such Participant agrees to be subject to Section 2.15(d) as though it were a Lender.

(ii) A Participant shall not be entitled to receive any greater payment under Sections 2.12 or 2.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant except to the extent such entitlement to receive a greater payment results from a Change in Law requiring a payment under Section 2.12 that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.16(b) with respect to any Participant.

(iii) Each Lender that sells a participation shall, acting solely for this purpose as a nonfiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central bank having jurisdiction over such Lender, and this Section 9.04 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

Section 9.05 Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement, the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default, Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Section 2.12, Section 2.13, Section 2.14 and Section 9.03 and Article 8 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments, the resignation of the Administrative Agent, the replacement of any Lender or the termination of this Agreement or any provision hereof.

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Section 9.06 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other obligations at any time owing by such Lender or such Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section 9.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 9.09 Governing Law; Jurisdiction; Consent to Service of Process.

(a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIM, CONTROVERSY OR DISPUTE UNDER, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, WHETHER BASED IN CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

(b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be

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conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.

(c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in subsection (b) of this Section 9.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.10 Waiver Of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.10. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES IT JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

Section 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 9.12 Confidentiality. (a) Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below) and to not use the Information for any purpose except in connection with the Loan Documents and related matters, and to not disclose the Information; provided that nothing herein shall prevent the Administrative Agent or the Lenders (collectively, the “Credit Parties”) and their respective Affiliates from disclosing any Information (i) pursuant to the order of any court or administrative agency or in any pending legal, judicial or administrative proceeding, or otherwise as required by applicable law or compulsory legal process or to the extent requested or required by governmental and/or regulatory authorities, in each case based on the reasonable advice of their legal counsel (in which case such Credit Party agrees (except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority (or any request by such a governmental bank regulatory authority)) to the extent practicable and not prohibited by applicable law, rule or regulation, to inform you promptly thereof prior to disclosure), (ii) upon the request or demand of any regulatory authority having or purporting to have jurisdiction over an Credit Party or any of its Affiliates (in which case such Credit

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Party agrees (except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority (or any request by such a governmental bank regulatory authority)), to the extent practicable and not prohibited by applicable law, to inform you promptly thereof prior to disclosure), (iii) to the extent that such Information become publicly available other than by reason of improper disclosure by such Credit Party or any of its Affiliates in violation of any confidentiality obligations owing to you or any of your Affiliates (including those set forth in this Section), (iv) to the extent that such information is received by a Credit Party from a third party that is not, to such Credit Party’s knowledge, subject to contractual or fiduciary confidentiality obligations owing to you, or any of your Affiliates, (v) to the extent that such information is independently developed by any Credit Party without use of the Information, (vi) to each Credit Party’s Affiliates and to its and their respective employees, legal counsel, independent auditors and other experts or agents who need to know such Information in connection with this Agreement and the transactions contemplated hereby and who are informed of the confidential nature of such Information (“Representatives”) and have agreed to be bound (or otherwise already bound by a written agreement) by confidentiality obligations at least as protective of Information as those set forth herein (it being understood that each Credit Party shall be responsible for any breach thereof by its Representatives), (vii) to potential Participants or assignees (which would be permitted Participants or assignees under Section 9.04 and other than Disqualified Institutions), in each case, who agree with or for the express benefit of the Borrower that they shall be bound by the terms of this Section (or language substantially similar and not less protective of the Information than this Section), including, without limitation, via a “click through” or other affirmative action on the part of the potential Participant or assignee to access such Information in accordance with the standard syndication processes of such Credit Party or customary market standards for dissemination of such Information; provided that prior to an IPO, no Information may be disclosed to any Participant or prospective Participant without the prior consent of the Borrower (provided that no consent of the Borrower shall be required for a participation to a Lender, an Affiliate of a Lender, an Approved Fund or, if a Specified Event of Default has occurred and is continuing, any other Participant) and, with respect to any prospective assignee, the applicable Lender shall have confirmed with the Administrative Agent and the Borrower that such assignee is a permitted assignee pursuant to Section 9.04 hereof, prior to the disclosure of any Information to such assignee under this clause (vii), (viii) to the extent the Borrower shall have consented to such disclosure in writing, (ix) to the extent reasonably necessary or advisable in connection with the exercise of any remedy or enforcement of any right under the Loan Documents and (x) for purposes of establishing a “due diligence” defense. For the purposes of this Section 9.12, “Information” means all memoranda or other information received from or on behalf of the Borrower, in connection with the Loan Documents and the facilities under the Loan Documents, relating to the Borrower or its business; provided that, in the case of Information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 9.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

(b) EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12(A) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

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(c) ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER AND ITS RELATED PARTIES OR ITS SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW.

Section 9.13 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 9.13 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

Section 9.14 No Advisory or Fiduciary Responsibility. In connection with all aspects of each Transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that: (a) (i) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers, and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, (ii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the Transactions contemplated hereby and by the other Loan Documents; (b) (i) each of the Administrative Agent, the Arrangers and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Subsidiaries, or any other Person and (ii) neither the Administrative Agent, any Arranger nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the Transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent, each Arranger and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Administrative Agent , any Arranger or any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. The Borrower, on behalf of itself and each of its Subsidiaries and Affiliates, agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between the Administrative Agent, any Arranger or any Lender, on the one hand, and the Borrower, any of its Subsidiaries, or their respective equityholders or Affiliates, on the other.

Section 9.15 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include

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electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 9.16 USA PATRIOT Act. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower and each Guarantor that, pursuant to the requirements of the USA PATRIOT Act, it may be required to obtain, verify and record information that identifies the Borrower and each Guarantor, which information includes the name and address of the Borrower and each Guarantor and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower and each Guarantor in accordance with the USA PATRIOT Act. The Borrower and each Guarantor shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender, as applicable, requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

Section 9.17 Release of Guarantors; Release of Collateral (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (and each such Lender hereby expressly consents) (without requirement of notice to or consent of any Lender except as expressly required by Section 9.02), and the Administrative Agent hereby agrees with the Borrower, to take any action reasonably requested by the Borrower to effect the release of any Collateral from the Lien created by the Security Documents or Guarantor from its Guaranty (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 9.02 including, in each case and without limitation, any sale, transfer or other disposition of any Collateral or Guarantor (other than to the Borrower or a Guarantor), (ii) to the extent any such release is permitted at such time pursuant to the Security Agreements (including in connection with the grant of a Permitted Lien), (iii) as required by the terms of any Intercreditor Agreement, or (iv) under the circumstances described in paragraphs (b) or (c) below (and, upon the consummation of any such transaction in preceding clause (i), (ii), (iii) or (iv), such Collateral shall be transferred free and clear of all Liens under the Security Documents and/or such Guarantor shall be released from its obligations under its Guaranty); provided that in the case of any sale, transfer or other disposition (in a single transaction or in a series of related transactions) of all or substantially all of the Pledged IP Collateral (as defined in the U.S. Security Agreement) to any Subsidiary that is not a Guarantor, the Administrative Agent shall be required to take any action requested by the Borrower to effect the release of such Pledged IP Collateral if and only if each of the following additional conditions are satisfied: (x) no Default or Event of Default has occurred and is continuing immediately prior to or after giving effect to such transaction(s), and (y) the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer certifying that (1) the Borrower has determined that such sale, transfer or other disposition is necessary or desirable in connection with a reorganization, restructuring, optimization or other similar event/action in furtherance of the business interests of the Borrower and its Restricted Subsidiaries, taken as a whole, (2) each transferee in such transaction or series of transactions is a Restricted Subsidiary (or will be designated as such concurrently with the consummation of such transaction or series of transactions), and (3) the Borrower has received or will receive consideration for such Pledged IP Collateral that constitutes fair market value of such Pledged IP Collateral as determined by the Borrower in a commercially reasonable manner (which consideration may be in the form of an intercompany note or Equity Interests issued by such Subsidiary).

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(b) At such time as the Obligations shall have been paid in full (other than contingent indemnification obligations not yet accrued and payable), each of the Guaranties and the Holdings Guaranty shall be terminated and the Collateral shall be released from the Liens created by the Security Documents with respect to the Loans, and the Security Documents and all obligations with respect to the Loans (other than those expressly stated to survive such termination) of the Administrative Agent and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.

(c) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Lenders hereby agree, and the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender), to (i) take any action required by the Borrower having the effect of releasing a Guarantor (other than Holdings) from its Guaranty and as a Grantor under the Security Documents if (A) all or substantially all of the assets of such Guarantor have been sold or otherwise disposed of (including by way of merger or consolidation) to a Person that is not a Borrower or a Guarantor, (B) such Guarantor has been liquidated or dissolved or (C) such Guarantor becomes an Immaterial Subsidiary (and the Borrower has provided notice thereof to the Administrative Agent), in each case to the extent not prohibited by any Loan Document and (ii) enter into non-disturbance and similar agreements in connection with the licensing of intellectual property not prohibited by this Agreement.

(d) In connection with any release of Collateral of the type described above in clause (a) or (c) or any other transaction involving Collateral which transaction is not prohibited by the Loan Documents, notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (and each such Lender hereby expressly consents) (without requirement of notice to or consent of any Lender except as expressly required by Section 9.02) to take any action with respect to the Collateral requested by the Borrower to the extent necessary to evidence such release or other transaction, including without limitation, executing agreements (including, without limitation, with third parties) with respect to any Collateral, upon the delivery to the Administrative Agent of a certificate signed by an officer of the Borrower stating that such action and the release of the Collateral or other transaction, as applicable, is permitted by each Security Document applicable thereto.

Section 9.18 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

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(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

UBER TECHNOLOGIES, INC., as the Borrower

By:	/s/ Gautam Gupta
Name: Gautam Gupta
Title: Acting Chief Financial Officer

[Signature Page to Term Loan Agreement]

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MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and Lender

By:	/s/ Jonathon Rauen
Name: Jonathon Rauen
Title: Authorized Signatory

[Signature Page to Term Loan Agreement]

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SCHEDULE 2.01

Lenders

Lender	Term Commitment
Morgan Stanley Senior Funding, Inc.	$1,150,000,000
Total:	$1,150,000,000

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EXHIBIT A-1

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [NAME OF ASSIGNOR] (the “Assignor”) and [NAME OF ASSIGNEE] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Term Loan Agreement identified below (as amended, restated, amended and restated, supplemented, extended and/or otherwise modified from time to time, the “Term Loan Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex I attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Term Loan Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Term Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Term Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

1. Assignor:

2. Assignee:

[and is an [Affiliate] [Approved Fund] of [identify Lender]]

3. Borrower:	Uber Technologies, Inc.

4. Administrative Agent:	Morgan Stanley Senior Funding, Inc., as administrative agent under the Term Loan Agreement

5. Term Loan Agreement:	Term Loan Agreement, dated as of July 13, 2016, among the Borrower, the Lenders party thereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent.

6. Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/ Loans for all Lenders	Amount of Commitment/Loans Assigned[1]	Percentage Assigned of Commitment Loans[2]
Term Loan	$	$	%

Effective Date: ____________, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[1]	The minimum assignment amount shall be $5,000,000, unless otherwise agreed by the Borrower and the Administrative Agent.
[2]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including federal and state securities laws.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR:

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE:

[NAME OF ASSIGNEE]

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

[CONSENTED TO AND ACCEPTED:

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

CONSENTED TO:

UBER TECHNOLOGIES, INC.

By:
Name:
Title:][3]

[3]	Signature blocks to be added if such consent is required by Section 9.04(b) of the Term Loan Agreement.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ANNEX I

TERM LOAN AGREEMENT

Standard Terms and Conditions for

Assignment and Assumption

1. Representations and Warranties.

(a) Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Term Loan Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

(b) Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Term Loan Agreement, (ii) it satisfies the requirements specified in the Term Loan Agreement (subject to consents, if any, as may be required thereunder) that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Term Loan Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received and/or had the opportunity to review a copy of the Term Loan Agreement to the extent it has in its sole discretion deemed necessary, together with copies of the most recent financial statements delivered pursuant to Section 4.01(j), Section 5.01(a) and/or Section 5.01(b) thereof, as applicable, and such other documents and information as it has in its sole discretion deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest, (vii) it is not a Disqualified Institution and (viii) attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Term Loan Agreement, duly completed and executed by the Assignee; (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Term Loan Agreement and the other Loan Documents as are delegated to or otherwise conferred upon the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

2. Payments. From and after the Effective Date referred to in this Assignment and Assumption, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding such Effective Date and to the Assignee for amounts which have accrued from and after such Effective Date.

3. Effect of Assignment. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Effective Date referred to in this Assignment and Assumption, (i) the Assignee shall be a party to the Term Loan Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Lender thereunder and under the other Loan Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Term Loan Agreement and the other Loan Documents.

4. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or other means of electronic imaging shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. THIS ASSIGNMENT AND ASSUMPTION AND ANY CLAIM, CONTROVERSY OR DISPUTE UNDER, ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER BASED IN CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT A-2

FORM OF AFFILIATED ASSIGNMENT AND ASSUMPTION

This Affiliated Assignment and Assumption (this “Affiliated Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Term Loan Agreement (as defined below), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex I attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Affiliated Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Term Loan Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, all of the Assignor’s rights and obligations in its capacity as a Lender under the Term Loan Agreement and any other Loan Documents and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (the rights and obligations sold and assigned pursuant to the foregoing being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Affiliated Assignment and Assumption, without representation or warranty by the Assignor.

1 .	Assignor:

2 .	Assignee:

3 .	Borrower:	Uber Technologies, Inc.

4 .	Administrative Agent:	Morgan Stanley Senior Funding, Inc., as administrative agent under the Term Loan Agreement

5 .	Term Loan Agreement:	Term Loan Agreement, dated as of July 13, 2016, among the Borrower, the Lenders party thereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

6 .	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned[4]	Percentage Assigned of Commitment Loans[5]
Term Loan	$	$	%

Effective Date: ____________, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including federal and state securities laws.

The terms set forth in this Affiliated Assignment and Assumption are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE [NAME OF ASSIGNEE]

By:
Title:

[4]	The minimum assignment amount shall be $5,000,000, unless otherwise agreed by the Borrower and the Administrative Agent.

[5]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

[CONSENTED TO AND ACCEPTED:

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

CONSENTED TO:

UBER TECHNOLOGIES, INC.

By:
Name:
Title:][1]

[1]	Signature blocks to be added if such consent is required by Section 9.04(b) of the Term Loan Agreement.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ANNEX I

TERM LOAN AGREEMENT

Standard Terms and Conditions for

Affiliated Assignment and Assumption

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Affiliated Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) the sale and assignment of the Assigned Interest is made by this Affiliated Assignment and Assumption in accordance with the terms and conditions contained in the Term Loan Agreement; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Term Loan Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Term Loan Agreement, any other Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, Holdings or any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrowers, Holdings or any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Affiliated Assignment and Assumption and to consummate the transactions contemplated hereby and (ii) no Default or Event of Default has occurred or is continuing or would result from the consummation of the transactions contemplated by this Affiliated Assignment and Assumption.

2. Cancellation. The Notes evidencing any Loans assigned hereunder, if any, shall be delivered to the Administrative Agent to be cancelled.

3. Effect of Assignment. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Effective Date referred to in this Affiliated Assignment and Assumption, (i) the Loans assigned to the Assignee hereunder shall be automatically and permanently cancelled and will thereafter no longer be outstanding for any purpose under the Term Loan Agreement and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Term Loan Agreement and the other Loan Documents.

4. General Provisions. This Affiliated Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Affiliated Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Affiliated Assignment and Assumption by telecopy or other electronic

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

transmission shall be effective as delivery of a manually executed counterpart of this Affiliated Assignment and Assumption. THIS AFFILIATED ASSIGNMENT AND ASSUMPTION AND ANY CLAIM, CONTROVERSY OR DISPUTE UNDER, ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER BASED IN CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

The Assignor acknowledges and agrees that in connection with this Affiliated Assignment and Assumption, (1) each of the Borrower and its Subsidiaries and the Administrative Agent may possess information regarding the Borrower and its Affiliates not known to the Assignor and that may be material to a decision by the Assignor to participate in the transactions contemplated by this Affiliated Assignment and Assumption (including material non-public information) (“Excluded Information”), (2) the Assignor has independently and, without reliance on the Borrower or any of its Subsidiaries or Affiliates or the Administrative Agent or any other Agent Party, made its own analysis and determination to enter into this Affiliated Assignment and Assumption notwithstanding the Assignor’s lack of knowledge of the Excluded Information, (3) none of the Borrower or its Subsidiaries or Affiliates or the Administrative Agent or any other Agent Party shall have any liability to the Assignor, and the Assignor hereby waives and releases, to the extent permitted by law, any claims the Assignor may have against the Borrower and its Subsidiaries and Affiliates and the Administrative Agent and any other Agent Party, under applicable laws or otherwise, with respect to the nondisclosure of the Excluded Information and (4) the Excluded Information may not be available to the Administrative Agent or the other Lenders.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT B

FORM OF BORROWING REQUEST

Morgan Stanley Senior Funding, Inc., as Administrative Agent

for the Lenders party to the Term Loan Agreement referred to below

[Date]

Ladies and Gentlemen:

The undersigned, Uber Technologies, Inc. (the “Borrower”), refers to the Term Loan Agreement, dated as of July 13, 2016 (as amended, restated, amended and restated, extended, supplemented and/or otherwise modified from time to time, the “Term Loan Agreement”, the terms defined therein being used herein as therein defined), among the Borrower, the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and you, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably, pursuant to Section 2.03 of the Term Loan Agreement, that the undersigned hereby requests a Borrowing under the Term Loan Agreement, and in that connection sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 2.03 of the Term Loan Agreement:

(i) The Business Day of the Proposed Borrowing is _________, 20____.1

(ii) The aggregate principal amount of the Proposed Borrowing is [________].2

(iii) The Proposed Borrowing is to consist of [ABR Loans] [Eurodollar Loans].

(iv) [The initial Interest Period for the Proposed Borrowing is [one/two/three/six]/[twelve months/insert period less than one month]3.]4

(v) The location and number of the account or accounts to which funds are to be disbursed is as follows:

[Insert location and number of the account(s)]

[1]

In the case of Eurodollar Loans, shall be a Business Day at least three Business Days after the date hereof; provided that any such notice shall be deemed to have been given on a certain day only if given before 1:00 p.m. (New York City time). In the case of ABR Loans, shall be a Business Day either (x) at least one Business Day after the date hereof (provided that any such notice shall be deemed to have been given on a certain day only if given before 1:00 p.m. (New York City time)) or (y) that is the date hereof (provided that any such notice shall be deemed to have been given on a certain day only if given before 12:00 p.m. (New York City time)).

[2]	Such amounts to be stated in Dollars.
[3]	Interest Periods of twelve or less than one month only available with the consent of each Lender.
[4]	To be included for a Proposed Borrowing of Eurodollar Loans.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

The undersigned hereby certifies that the following statements will be true on the date of the Proposed Borrowing:

(A) the representations and warranties of the Borrower set forth in the Term Loan Agreement and in the other Loan Documents will be true and correct in all material respects, on and as of the date of the Proposed Borrowing, except that (i) for purposes of this Borrowing Request, the representations and warranties contained in Section 3.04(a) of the Term Loan Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b) (subject, in the case of unaudited financial statements furnished pursuant to Section 3.04(b) of the Term Loan Agreement, to year-end audit adjustments and the absence of footnotes), respectively, of Section 5.01 of the Term Loan Agreement, (ii) to the extent that such representations and warranties specifically refer to an earlier date, they were true and correct in all material respects as of such earlier date and (iii) to the extent that such representations and warranties are already qualified or modified by materiality in the text thereof, they shall be true and correct in all respects; and

(B) at the time of and immediately after giving effect to the Proposed Borrowing, no Default or Event of Default will have occurred or will be continuing.

[Signature Page Follows]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

The Borrower has caused this Borrowing Request to be executed and delivered by its duly authorized officer as of the date first written above.

Very truly yours,

UBER TECHNOLOGIES, INC.

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT C

FORM OF INTEREST ELECTION REQUEST

Morgan Stanley Senior Funding, Inc., as Administrative Agent for the Lenders party to the Term Loan Agreement referred to below

[Date]

Ladies and Gentlemen:

The undersigned, Uber Technologies, Inc. (the “Borrower”), refers to the Term Loan Agreement, dated as of July 13, 2016 (as amended, restated, amended and restated, extended, supplemented and/or otherwise modified from time to time, the “Term Loan Agreement,” the terms defined therein being used herein as therein defined), among the Borrower, the lenders from time to time party thereto (the “Lenders”) and you, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably, pursuant to Section 2.05 of the Term Loan Agreement, that the undersigned hereby requests to [convert] [continue] the Borrowing of Loans referred to below, and in that connection sets forth below the information relating to such [conversion] [continuation] (the “Proposed [Conversion] [Continuation]”) as required by Section 2.05 of the Term Loan Agreement:

(i) The Proposed [Conversion] [Continuation] relates to the Borrowing of Loans originally made on ____________, 20____ (the “Outstanding Borrowing”) in the principal amount of $    and currently maintained as a Borrowing of [ABR Loans] [Eurodollar Loans with an Interest Period ending on , ______].

(ii) The Business Day of the Proposed [Conversion] [Continuation] is ______________, ______.1

(iii) [The Outstanding Borrowing] [A portion of the Outstanding Borrowing in the principal amount of $__________] shall be [continued as a Borrowing of [Eurodollar Loans with an Interest Period of [one/two/three/six months]/[twelve months/insert period less than one month]2]] [converted into a Borrowing of [ABR Loans] [Eurodollar Loans with an Interest Period of [one/two/three/six months]/[twelve months/insert period less than one month]3]]4.

[1]

Shall be a Business Day at least one Business Day in the case of ABR Loans and at least three Business Days in the case of Eurodollar Loans, in each case, after the date hereof; provided that any such notice shall be deemed to have been given on a certain day only if given before 1:00 p.m. (New York City time) in the case of ABR Loans or before 1:00 p.m. (New York City time) in the case of Eurodollar Loans, on such day.

[2]	Interest Periods of twelve months or less than one month only available with the consent of each Lender.
[3]	Interest Periods of twelve months or less than one month only available with the consent of each Lender.
[4]	If different options are selected for different portions of such Borrowing, include this information for each such portion.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

[The undersigned hereby certifies that no Default or Event of Default has occurred and will be continuing on the date of the Proposed [Conversion] [Continuation] or will have occurred and be continuing on the date of the Proposed [Conversion] [Continuation]].5

[Signature Page Follows]

[5]

In the case of a Proposed Conversion or Continuation, insert this sentence only in the event that the conversion is from an ABR Loan to a Eurodollar Loan or in the case of a continuation of a Eurodollar Loan.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

The Borrower has caused this Interest Election Request to be executed and delivered by its duly authorized officer as of the date first written above.

Very truly yours,

UBER TECHNOLOGIES, INC.

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT D-1

FORM OF TERM NOTE

New York, New York

[Date]

FOR VALUE RECEIVED, UBER TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Delaware (the “Borrower”), hereby promises to pay to _____________________________ or its registered assigns (the “Lender”), in Dollars, in immediately available funds, at the office of MORGAN STANLEY SENIOR FUNDING, INC. (the “Administrative Agent”) at its Principal Office (such term, and each other capitalized term used but not defined herein shall have the meaning assigned to such term in the Term Loan Agreement, dated as of July 13, 2016, among the Borrower, the lenders from time to time party thereto (including the Lender) and the Administrative Agent (as amended, restated, amended and restated, extended, supplemented and/or otherwise modified from time to time, the “Term Loan Agreement”)) on the Term Loan Maturity Date the unpaid principal amount of all Term Loans made by the Lender to the Borrower pursuant to the Term Loan Agreement, payable at such times and in such amounts as are specified in the Term Loan Agreement.

The Borrower promises also to pay to the Lender interest on the unpaid principal amount of each Term Loan incurred by the Borrower from the Lender in like money at said office from the date such Term Loan is made until paid at the rates and at the times provided in Section 2.10 of the Term Loan Agreement.

This Note is one of the Notes referred to in the Term Loan Agreement and is entitled to the benefits thereof and of the other Loan Documents (as defined in the Term Loan Agreement). As provided in the Term Loan Agreement, this Note is subject to voluntary prepayment, in whole or in part, prior to the Term Loan Maturity Date and the Term Loans may be converted from one Type (as defined in the Term Loan Agreement) into another Type to the extent provided in the Term Loan Agreement.

In case an Event of Default (as defined in the Term Loan Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Term Loan Agreement.

THIS NOTE AND ANY CLAIM, CONTROVERSY OR DISPUTE UNDER, ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER BASED IN CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

[Signature page follows]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by a duly authorized officer as of the date first written above.

UBER TECHNOLOGIES, INC.

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT D-2

[RESERVED]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT E-1

FORM OF GUARANTY AGREEMENT

GUARANTY AGREEMENT, dated as of [_________, 20__] (as amended, restated, amended and restated, supplemented, extended or otherwise modified from time to time, this “Agreement”), made by and among each of the undersigned guarantors (together with any other entity that becomes a guarantor hereunder pursuant to Section 19 hereof, each, a “Guarantor” and collectively, the “Guarantors”) in favor of MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (together with any successor administrative agent, the “Administrative Agent”), for the benefit of the Lenders (as defined below) and the Administrative Agent.

Reference is made to the Term Loan Agreement dated as of July 13, 2016 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), among Uber Technologies, Inc. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent.

Each Guarantor is a direct or indirect Subsidiary of the Borrower.

It is a condition precedent to the making of Loans (this, and each other capitalized term used but not defined in these recitals being defined as set forth in Section 1) to the Borrower under the Term Loan Agreement that each Subsidiary required to be a Guarantor as of the Effective Date shall have executed and delivered to the Administrative Agent this Agreement.

The Lenders have agreed to extend credit to the Borrower, subject to the terms and conditions set forth in the Term Loan Agreement. Each Guarantor will derive substantial benefits from the extension of credit to the Borrower pursuant to the Term Loan Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to continue to extend such credit. Accordingly, for valuable consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

SECTION 1. Definitions. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Term Loan Agreement.

(b) The rules of construction specified in Section 1.03 of the Term Loan Agreement also apply to this Agreement.

SECTION 2. Guarantee. (a) Each Guarantor hereby irrevocably and unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the Obligations of the Borrower. Each Guarantor further agrees that the due and punctual payment of the Obligations of the Borrower may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such extension or renewal of any Obligation. Each Guarantor hereby agrees to be liable under this Guaranty, without any limitation as to amount, for all present and future Obligations, including specifically all future increases in the outstanding amount of the Loans or other Obligations and other future increases in the Obligations, whether or not any such increase is committed, contemplated or provided for by the Loan Documents on the date hereof.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) Each Guarantor agrees that the obligations of each Guarantor hereunder are independent of the obligations of each other Guarantor or any other guarantee of the Obligations of the Borrower and when making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party (individually, a “Guaranteed Party” and collectively, the “Guaranteed Parties”) may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against guarantee of the Obligations of the Borrower or any right of offset with respect thereto.

(c) To the maximum extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its obligations and notice of protest for nonpayment. The obligations of each Guarantor hereunder shall not be affected by (i) the failure of any Guaranteed Party to assert any claim or demand or to enforce any right or remedy against the Borrower under the provisions of this Agreement (including under Section 2(b) above), any other Loan Document or otherwise; (ii) any extension or renewal of any of the Obligations; (iii) any rescission, waiver, amendment or modification of, or release from, any of the terms or provisions of any other Loan Document or other agreement; (iv) the failure or delay of any Guaranteed Party to exercise any right or remedy against any other guarantor of the Obligations; (v) the failure of any Guaranteed Party to assert any claim or demand or to enforce any remedy under any Loan Document or any other agreement or instrument; (vi) any default, failure or delay, willful or otherwise, in the performance of the Obligations; (vii) any increases in the outstanding amount of Loans and other Obligations; or (viii) any other act, omission or delay to do any other act which may or might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor as a matter of law or equity or which would impair or eliminate any right of any Guarantor to subrogation (other than payment in full of the Obligations (excluding contingent obligations as to which no claim has been made) or release pursuant to Section 17 hereof).

(d) Each Guarantor further agrees that its guarantee hereunder constitutes a promise of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any of the Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by any Guaranteed Party to any balance of any deposit account or credit on the books of any Guaranteed Party in favor of the Borrower or any Subsidiary or any other Person.

(e) No payment made by the Borrower, any of the Guarantors or any other Person or received or collected by any Guaranteed Party from the Borrower, any of the Guarantors or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of any of the Obligations) remain liable under this Guaranty until the discharge of all the Obligations of the Borrower or the release or termination of such Guarantor’s obligations hereunder as provided in Section 17.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(f) Except for the release or termination of a Guarantor’s obligations hereunder as provided in Section 17, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason other than the payment in full in cash of the Obligations (excluding contingent obligations as to which no claim has been made), and shall not be subject to any defense, setoff, reduction, counterclaim, recoupment, discharge or termination whatsoever, by reason of the invalidity, illegality or unenforceability of the Obligations, any impossibility in the performance of the Obligations or otherwise.

(g) Each Guarantor further agrees that its obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Guaranteed Party upon the bankruptcy or reorganization of the Borrower or otherwise.

(h) In furtherance of the foregoing and not in limitation of any other right which any Guaranteed Party may have at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower to pay any Obligation as and when the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Guaranteed Parties in cash an amount equal to the unpaid principal amount of such Obligation.

(i) Notwithstanding anything to the contrary in this Agreement, each Guarantor shall be liable under this Agreement only for amounts aggregating up to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any other applicable law.

(j) All rights and claims arising under this Section 2 or based upon or relating to any other right of reimbursement, contribution or subrogation that may at any time arise or exist in favor of any Guarantor as to any payment on account of the Obligations made by it or received or collected from its property shall be fully subordinated in all respects to the prior discharge of the Obligations (excluding contingent obligations as to which no claim has been made). Until complete and satisfactory discharge of the Obligations (excluding contingent obligations as to which no claim has been made), no Guarantor shall demand or receive any payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or claim. If any such payment or distribution is made or becomes available to any Guarantor in any bankruptcy case or receivership or insolvency or liquidation proceeding, such payment or distribution shall be delivered by the person making such payment or distribution directly to the Administrative Agent, for application to the payment of the Obligations. If any such payment or distribution is received by any Guarantor, it shall be held by such Guarantor for the benefit of the Guaranteed Parties, and shall forthwith be transferred and delivered by such Guarantor to the Administrative Agent, in the exact form received and, if necessary, duly endorsed.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

SECTION 3. Representations and Warranties; Additional Agreements.

(a) Each of the Guarantors represents and warrants to the Administrative Agent that the representations and warranties set forth in Section 3 of the Term Loan Agreement, each of which as they relate to such Guarantor is hereby incorporated herein by reference, are true and correct, in all material respects, except for representations and warranties that are qualified as to “Material Adverse Effect” or similar language, in which case such representations and warranties shall be true and correct (after giving effect to any such qualification therein) in all respects as of such date, in each case, unless expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the Administrative Agent shall be entitled to rely on each of such representations and warranties as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 3 (a), be deemed to be a reference to such Guarantor’s knowledge.

(b) Subject to Section 17, until the Commitments have expired or terminated and all Obligations (excluding contingent obligations as to which no claim has been made) under the Term Loan Agreement have been paid in full, each Guarantor covenants and agrees with the Administrative Agent for the benefit of the Guaranteed Parties that it will be bound by each of the covenants contained in the Term Loan Agreement to the extent applicable to such Guarantor.

SECTION 4. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that no Guaranteed Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 5. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Term Loan Agreement. All communications and notices hereunder to any Guarantor shall be given to it in care of the Borrower as provided in Section 9.01 of the Term Loan Agreement.

SECTION 6. Survival of Agreement. All covenants, agreements, representations and warranties made by each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and shall survive the execution and delivery of this Agreement, the other Loan Documents and the making of any Loans, regardless of any investigation made by the Administrative Agent or on its behalf and notwithstanding that a Guaranteed Party may have had notice or knowledge of any Default, Event of Default or incorrect representation or warranty at the time any credit is extended under the Term Loan Agreement, and, subject to Section 17, shall continue in full force and effect as long as any Obligation (excluding contingent obligations as to which no claim has been made) is outstanding and unpaid and so long as the Commitments have not expired or terminated.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

SECTION 7. Binding Effect; Several Agreement; Successors and Assigns. (a) This Agreement shall become effective as to each Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Administrative Agent (regardless of whether any other Guarantor has executed and delivered a counterpart hereof) and a counterpart hereof shall have been executed on behalf of the Administrative Agent.

(b) Following the effectiveness of this Agreement as to a Guarantor in accordance with subsection (a) of this Section 7, this Agreement shall be binding upon such Guarantor and the Administrative Agent and their respective permitted successors and assigns, and all covenants, promises and agreements by or on behalf of any Guarantor, the Administrative Agent and each other Guaranteed Party that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns, except that no Guarantor shall have the right to assign or transfer any of its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Term Loan Agreement. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 8. [Reserved]

SECTION 9. Administrative Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.03 of the Term Loan Agreement.

(b) Each Guarantor, jointly and severally, agrees to indemnify the Administrative Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, costs or reasonable and documented out-of-pocket expenses, including the fees, charges and disbursements of a primary firm of counsel for all such Indemnitees (and if reasonably necessary (as determined by such Indemnitees in consultation with the Guarantor), of a single regulatory counsel and a single local counsel in each appropriate jurisdiction and, in the case of an actual or potential conflict of interest where the Indemnitee affected by such conflict informs the Guarantor of such conflict and thereafter retains its own counsel, of another primary firm of counsel for such affected Indemnitee (and if reasonably necessary (as determined by such affected Indemnitee in consultation with the Guarantor), of a single regulatory counsel and a single local counsel in each appropriate jurisdiction)), incurred by or asserted against any Indemnitee by any third party or by the Guarantor or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement, (ii) any actual or alleged presence or release of Hazardous Materials on or from any property owned, leased or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Guarantor or (iii) any actual or prospective action, suit, inquiry, claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or the Borrower or any Affiliate of the Borrower); provided that such indemnity shall not, as to any Indemnitee, be available (w) with

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

respect to Taxes and amounts relating thereto (other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim), (x) to the extent that such losses, claims, damages, liabilities, costs or reasonable and documented expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee, (y) if resulting from a material breach by such Indemnitee or one of its controlled Affiliates of its obligations under this Agreement (as determined by a court of competent jurisdiction by final and non-appealable judgment), or (z) if arising from any dispute between and among Indemnitees, to the extent such dispute does not involve an act or omission by the Borrower or its Subsidiaries (as determined by a court of competent jurisdiction by final and non-appealable judgment) other than any proceeding against the Administrative Agent or any Arranger, in each case, acting in such capacity. No Guarantor shall be required to indemnify any Indemnitee for any amount paid or payable by such Indemnitee in the settlement of any such indemnified losses, claims, damages, liabilities, costs or reasonable and documented expenses which is entered into by such Indemnitee without Borrower’s written consent (such consent not to be unreasonably withheld, conditioned or delayed) unless the Borrower was offered the ability to assume the defense of the action that was the subject matter of such settlement and elected not to so assume. In the case of any proceeding to which the indemnity in this paragraph applies, such indemnity and reimbursement obligations shall be effective, whether or not such proceeding is brought by the Borrower, any of its equityholders or creditors, an Indemnitee or any other Person, or an Indemnitee is otherwise a party thereto.

(c) Any such amounts payable as provided hereunder shall be additional Obligations. The provisions of this Section 9 shall remain operative and in full force and effect regardless of the termination of this Agreement (other than, with respect to any Guarantor, to the extent the guarantee of such Guarantor hereunder is terminated pursuant to Section 17(b)(i)) or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any Lender. All amounts due under this Section 9 shall be payable on written demand therefor.

SECTION 10. APPLICABLE LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE UNDER, ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER BASED IN CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

SECTION 11. Waivers; Amendment. (a) No failure or delay by any Guaranteed Party in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of each Guaranteed Party hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 11, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

(b) Except as expressly provided in Section 19, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into between the Administrative Agent and each Guarantor with respect to which such waiver, amendment or modification is to apply, in accordance with Section 9.02 of the Term Loan Agreement.

SECTION 12. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES IT JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

SECTION 13. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 14. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually signed counterpart of this Agreement.

SECTION 15. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

SECTION 16. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent or other Guaranteed Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Guarantor or its properties in the courts of any jurisdiction.

(b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in sub-section (a) of this Section 16. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 17. Termination; Release of a Guarantor. (a) This Agreement and the guarantees set forth herein shall terminate when all the Obligations (excluding contingent obligations as to which no claim has been made) have been paid in full and the Lenders have no further commitment to lend under the Term Loan Agreement.

(b) In the event that (i) all the Equity Interests in any Guarantor are sold, transferred or otherwise disposed of to a Person other than the Borrower another Guarantor in a transaction permitted under the Term Loan Agreement, (ii) a Guarantor becomes an Immaterial Subsidiary or (iii) any Guarantor is liquidated or dissolved in a transaction permitted under the Term Loan Agreement, the Administrative Agent shall, at the Borrower’s expense, promptly take such action and execute such documents as the Borrower may reasonably request to terminate the guarantee of such Guarantor hereunder (including, in the case of clause (i), the termination of Section 9 hereof with respect to such Guarantor).

SECTION 18. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Guaranteed Party and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other obligations at any time owing by such Guaranteed Party or such Affiliate to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

now or hereafter existing under this Agreement held by such Guaranteed Party irrespective of whether or not such Guaranteed Party shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Guaranteed Party under this Section 18 are in addition to other rights and remedies (including other rights of setoff) which such Guaranteed Party may have. Each Guaranteed Party agrees to notify such Guarantor and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

SECTION 19. Additional Guarantors. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of, or joinder to, this Agreement after the date hereof pursuant to Section 5.10 of the Term Loan Agreement shall become a Guarantor hereunder by (x) executing and delivering a counterpart hereof to the Administrative Agent or executing a joinder agreement hereto and delivering same to the Administrative Agent, in each case as may be requested by (and in form and substance reasonably satisfactory to) the Administrative Agent and (y) taking all actions as specified in this Agreement as would have been taken by such Guarantor had it been an original party to this Agreement, in each case with all documents and actions required to be taken above to be taken to the reasonable satisfaction of the Administrative Agent.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[INSERT GUARANTOR NAME]

By:
Name:
Title:

[INSERT GUARANTOR NAME]

By:
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT E-2

FORM OF HOLDINGS GUARANTY AGREEMENT

GUARANTY AGREEMENT, dated as of [________ __, 20__] (as amended, restated, amended and restated, supplemented, extended or otherwise modified from time to time, this “Agreement”), made by and among ____________, a _________ [corporation] (“Holdings”) in favor of MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (together with any successor administrative agent, the “Administrative Agent”), for the benefit of the Lenders (as defined below) and the Administrative Agent.

Reference is made to the Term Loan Agreement dated as of July 13, 2016 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Term Loan Agreement”), among Uber Technologies, Inc. (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent.

Holdings owns 100% of the Equity Interests in the Borrower.

It is a condition precedent to the consummation of any Permitted Holdco Transaction (this, and each other capitalized term used but not defined in these recitals being defined as set forth in Section 1), that Holdings shall have executed and delivered to the Administrative Agent this Agreement.

The Lenders have agreed to extend credit to the Borrower, subject to the terms and conditions set forth in the Term Loan Agreement. Holdings will derive substantial benefits from the extension of credit to the Borrower pursuant to the Term Loan Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to continue to extend such credit. Accordingly, for valuable consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

SECTION 1. Definitions. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Term Loan Agreement.

(b) The rules of construction specified in Section 1.03 of the Term Loan Agreement also apply to this Agreement.

SECTION 2. Guarantee. (a) Holdings hereby irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the Obligations of the Borrower. Holdings further agrees that the due and punctual payment of the Obligations of the Borrower may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such extension or renewal of any Obligation. Holdings hereby agrees to be liable under this Guaranty, without any limitation as to amount, for all present and future Obligations, including specifically all future increases in the outstanding amount of the Loans or other Obligations and other future increases in the Obligations, whether or not any such increase is committed, contemplated or provided for by the Loan Documents on the date hereof.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) Holdings agrees that the obligations hereunder are independent of any other guarantee of the Obligations of the Borrower and when making any demand hereunder or otherwise pursuing its rights and remedies hereunder against Holdings, any Agent or Lender (collectively, the “Guaranteed Parties”) may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, Holdings or any other Person or against guarantee of the Obligations of the Borrower or any right of offset with respect thereto.

(c) To the maximum extent permitted by applicable law, Holdings waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its obligations and notice of protest for nonpayment. The obligations of Holdings hereunder shall not be affected by (i) the failure of any Guaranteed Party to assert any claim or demand or to enforce any right or remedy against the Borrower under the provisions of this Agreement (including under Section 2(b) above), any other Loan Document or otherwise; (ii) any extension or renewal of any of the Obligations; (iii) any rescission, waiver, amendment or modification of, or release from, any of the terms or provisions of any other Loan Document or other agreement; (iv) the failure or delay of any Guaranteed Party to exercise any right or remedy against any other guarantor of the Obligations; (v) the failure of any Guaranteed Party to assert any claim or demand or to enforce any remedy under any Loan Document or any other agreement or instrument; (vi) any default, failure or delay, willful or otherwise, in the performance of the Obligations; (vii) any increases in the outstanding amount of Loans and other Obligations; or (viii) any other act, omission or delay to do any other act which may or might in any manner or to any extent vary the risk of Holdings or otherwise operate as a discharge of Holdings as a matter of law or equity or which would impair or eliminate any right of Holdings to subrogation (other than payment in full of the Obligations (excluding contingent obligations as to which no claim has been made) or release pursuant to Section 17 hereof).

(d) Holdings further agrees that its guarantee hereunder constitutes a promise of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any of the Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by any Guaranteed Party to any balance of any deposit account or credit on the books of any Guaranteed Party in favor of the Borrower or Holdings or any Subsidiary or any other Person.

(e) No payment made by the Borrower, Holdings or any other Person or received or collected by any Guaranteed Party from the Borrower, Holdings or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of Holdings hereunder which shall, notwithstanding any such payment (other than any payment made by Holdings in respect of the Obligations or any payment received or collected from Holdings in respect of any of the Obligations) remain liable under this Guaranty until the discharge of all the Obligations of the Borrower.

(f) Except for the release or termination of Holdings’ obligations hereunder as provided in Section 17, the obligations of Holdings hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason other than the payment in full in cash of the Obligations (excluding contingent obligations as to which no claim has been made), and shall not be subject to any defense, setoff, reduction, counterclaim, recoupment, discharge or termination whatsoever, by reason of the invalidity, illegality or unenforceability of the Obligations, any impossibility in the performance of the Obligations or otherwise.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(g) Holdings further agrees that its obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Guaranteed Party upon the bankruptcy or reorganization of the Borrower or otherwise.

(h) In furtherance of the foregoing and not in limitation of any other right which any Guaranteed Party may have at law or in equity against Holdings by virtue hereof, upon the failure of the Borrower to pay any Obligation as and when the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, Holdings hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Guaranteed Parties in cash an amount equal to the unpaid principal amount of such Obligation.

(i) Notwithstanding anything to the contrary in this Agreement, Holdings shall be liable under this Agreement only for amounts aggregating up to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any other applicable law.

(j) All rights and claims arising under this Section 2 or based upon or relating to any other right of reimbursement, contribution or subrogation that may at any time arise or exist in favor of Holdings as to any payment on account of the Obligations made by it or received or collected from its property shall be fully subordinated in all respects to the prior discharge of the Obligations (excluding contingent obligations as to which no claim has been made). Until complete and satisfactory discharge of the Obligations (excluding contingent obligations as to which no claim has been made), Holdings shall not demand or receive any payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or claim. If any such payment or distribution is made or becomes available to Holdings in any bankruptcy case or receivership or insolvency or liquidation proceeding, such payment or distribution shall be delivered by the person making such payment or distribution directly to the Administrative Agent, for application to the payment of the Obligations. If any such payment or distribution is received by Holdings, it shall be held by Holdings for the benefit of the Guaranteed Parties, and shall forthwith be transferred and delivered by Holdings to the Administrative Agent, in the exact form received and, if necessary, duly endorsed.

SECTION 3. Representations and Warranties; Additional Agreements. (a) Holdings represents and warrants to the Administrative Agent that the representations and warranties set forth in Section 3 of the Term Loan Agreement, each of which as they relate to Holdings, is hereby incorporated herein by reference are true and correct, in all material respects, except for representations and warranties that are qualified as to “Material Adverse Effect” or similar language, in which case such representations and warranties shall be true and correct (after giving effect to any such qualification therein) in all respects as of such date, in each case, unless expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Administrative Agent shall be entitled to rely on each of such representations and warranties as if they were fully set forth herein, provided that (i) each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 3 (a), be deemed to be a reference to Holdings’ knowledge and (ii) each reference in each such representation and warranty to the Borrower and its Subsidiaries or the Borrower and its Restricted Subsidiaries shall for the purposes of this Section 3 (a), be deemed to be a reference to Holdings and its Subsidiaries or Holdings and its Restricted Subsidiaries.

(b) Holdings additionally represents and warrants as of the date of the Permitted Holdco Transaction to the Guaranteed Parties that: (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Guaranty and to consummate the transactions contemplated hereby, (ii) it satisfies the requirements specified in the Term Loan Agreement that are required to be satisfied by it in order to consummate the Permitted Holdco Transaction and has delivered to the Administrative Agent all documentation as required pursuant to Section 5.11 of the Term Loan Agreement, and (iii) it has received and/or had the opportunity to review a copy of the Term Loan Agreement.

(c) Until the Commitments have expired or terminated and all Obligations (excluding contingent obligations as to which no claim has been made) under the Term Loan Agreement have been paid in full, Holdings covenants and agrees with the Administrative Agent for the benefit of the Lenders that it will be bound by each of the covenants contained in the Term Loan Agreement to the extent applicable, provided, that each reference in each such covenant to the Borrower shall, for the purposes of this Section 3(c), be deemed to be a reference to Holdings. Without limiting the foregoing, Holdings agrees that on and from the consummation of the Permitted Holdco Transaction, it shall also be bound by the provisions the Term Loan Agreement to the extent applicable, and specifically agrees that on and from the consummation of the Permitted Holdco Transaction it shall comply with the terms of Section 1.05, Section 5.01 and Section 5.11 of the Term Loan Agreement.

(d) Holdings agrees not to permit to occur or engage in any transaction or series of transactions that results in Holdings (i) holding directly or indirectly less than 100% of Equity Interests of the Borrower or (ii) controlling, directly or indirectly (without granting to any other Person any negative controls over its right to exercise such control), voting rights with less than 100% of the aggregate votes of all classes of the Equity Interests in the Borrower.

SECTION 4. Information. Holdings assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that Holdings assumes and incurs hereunder, and agrees that no Guaranteed Party will have any duty to advise Holdings of information known to it or any of them regarding such circumstances or risks.

SECTION 5. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Term Loan Agreement. All communications and notices hereunder to Holdings shall be given to it in care of the Borrower as provided in Section 9.01 of the Term Loan Agreement.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

SECTION 6. Survival of Agreement. All covenants, agreements, representations and warranties made by Holdings herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and shall survive the execution and delivery of this Agreement, the other Loan Documents and the making of any Loans, regardless of any investigation made by the Administrative Agent or on its behalf and notwithstanding that a Guaranteed Party may have had notice or knowledge of any Default, Event of Default or incorrect representation or warranty at the time any credit is extended under the Term Loan Agreement, and shall continue in full force and effect as long as any Obligation (excluding contingent obligations as to which no claim has been made) is outstanding and unpaid and so long as the Commitments have not expired or terminated.

SECTION 7. Binding Effect; Successors and Assigns. (a) This Agreement shall become effective as to Holdings when a counterpart hereof executed on behalf of Holdings shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent.

(b) Following the effectiveness of this Agreement as to Holdings in accordance with subsection (a) of this Section 7, this Agreement shall be binding upon Holdings and the Administrative Agent and their respective permitted successors and assigns, and all covenants, promises and agreements by or on behalf of Holdings, the Administrative Agent and each other Guaranteed Party that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns, except that Holdings shall not have the right to assign or transfer any of its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Term Loan Agreement.

SECTION 8. [Reserved]

SECTION 9. Administrative Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Administrative Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.03 of the Term Loan Agreement.

(b) Holdings agrees to indemnify the Administrative Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, costs or reasonable and documented out-of-pocket expenses, including the fees, charges and disbursements of a primary firm of counsel for all such Indemnitees (and if reasonably necessary (as determined by such Indemnitees in consultation with Holdings), of a single regulatory counsel and a single local counsel in each appropriate jurisdiction and, in the case of an actual or potential conflict of interest where the Indemnitee affected by such conflict informs Holdings of such conflict and thereafter retains its own counsel, of another primary firm of counsel for such affected Indemnitee (and if reasonably necessary (as determined by such affected Indemnitee in consultation with Holdings), of a single regulatory counsel and a single local counsel in each appropriate jurisdiction)), incurred by or asserted against any Indemnitee by any third party or by Holdings or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the

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consummation of the Transactions or any other transactions contemplated hereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement, (ii) any actual or alleged presence or release of Hazardous Materials on or from any property owned, leased or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to Holdings or (iii) any actual or prospective action, suit, inquiry, claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or the Borrower or any Affiliate of the Borrower); provided that such indemnity shall not, as to any Indemnitee, be available (w) with respect to Taxes and amounts relating thereto (other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim), (x) to the extent that such losses, claims, damages, liabilities, costs or reasonable and documented expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee, (y) if resulting from a material breach by such Indemnitee or one of its controlled Affiliates of its obligations under this Agreement (as determined by a court of competent jurisdiction by final and non-appealable judgment), or (z) if arising from any dispute between and among Indemnitees, to the extent such dispute does not involve an act or omission by the Borrower or its Subsidiaries (as determined by a court of competent jurisdiction by final and non-appealable judgment) other than any proceeding against the Administrative Agent or any Arranger, in each case, acting in such capacity. Holdings shall not be required to indemnify any Indemnitee for any amount paid or payable by such Indemnitee in the settlement of any such indemnified losses, claims, damages, liabilities, costs or reasonable and documented expenses which is entered into by such Indemnitee without Borrower’s written consent (such consent not to be unreasonably withheld, conditioned or delayed) unless the Borrower was offered the ability to assume the defense of the action that was the subject matter of such settlement and elected not to so assume. In the case of any proceeding to which the indemnity in this paragraph applies, such indemnity and reimbursement obligations shall be effective, whether or not such proceeding is brought by the Borrower, any of its equityholders or creditors, an Indemnitee or any other Person, or an Indemnitee is otherwise a party thereto.

(c) Any such amounts payable as provided hereunder shall be additional Obligations. The provisions of this Section 9 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any Lender. All amounts due under this Section 9 shall be payable on written demand therefor.

SECTION 10. APPLICABLE LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE UNDER, ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER BASED IN CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

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Pursuant to 17 C.F.R. Section 200.83

SECTION 11. Waivers; Amendment. (a) No failure or delay by any Guaranteed Party in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Guaranteed Party hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by Holdings therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 11, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on Holdings in any case shall entitle Holdings to any other or further notice or demand in similar or other circumstances.

(b) Except as expressly provided in Section 19, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into between the Administrative Agent and Holdings with respect to which such waiver, amendment or modification is to apply, in accordance with Section 9.02 of the Term Loan Agreement.

SECTION 12. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES IT JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

SECTION 13. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 14. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually signed counterpart of this Agreement.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

SECTION 15. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 16. Jurisdiction; Consent to Service of Process. (a) Holdings hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent or other Guaranteed Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Holdings or its properties in the courts of any jurisdiction.

(b) Holdings hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in sub-section (a) of this Section 16. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 17. Termination. This Agreement and the guarantees set forth herein shall terminate when all the Obligations (excluding contingent obligations as to which no claim has been made) have been paid in full and the Lenders have no further commitment to lend under the Term Loan Agreement.

SECTION 18. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Guaranteed Party and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other obligations at any time owing by such Guaranteed Party or such Affiliate to or for the credit or the account of Holdings against any of and all the obligations of Holdings now or hereafter existing under this Agreement held by such Guaranteed Party irrespective of whether or not such Guaranteed Party shall have made any demand under this Agreement and although such

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

obligations may be unmatured. The rights of each Guaranteed Party under this Section 18 are in addition to other rights and remedies (including other rights of setoff) which such Guaranteed Party may have. Each Guaranteed Party agrees to notify Holdings and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[INSERT GUARANTOR NAME]

By:
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT F

FORM OF COMPLIANCE CERTIFICATE

This Compliance Certificate is delivered to you pursuant to Section 5.01(c) of the Term Loan Agreement dated as of July 13, 2016 (as amended, restated, amended and restated, supplemented, extended or modified from time to time, the “Term Loan Agreement”), among Uber Technologies, Inc. (the “Borrower”), the lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent. Terms defined in the Term Loan Agreement and not otherwise defined herein are used herein as therein defined.

1. I am the duly elected, qualified and acting [                    ]1 of the Borrower.

2. I have reviewed and am familiar with the contents of this Compliance Certificate. I am providing this Compliance Certificate solely in my capacity as an officer of the Borrower.

3. I have reviewed the terms of the Term Loan Agreement and the other Loan Documents. The financial statements for the fiscal [quarter] [year] of the Borrower ended [                    ,             ] attached hereto as ANNEX 1 or otherwise delivered to the Administrative Agent pursuant to the requirements of Section 5.01 of the Term Loan Agreement (the “Financial Statements”) present fairly in all material respects as of the date of each such statement the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied[, subject to normal year-end audit adjustments and the absence of footnotes].2 No Default has occurred and is continuing as of the date hereof [, except for                     ].3 There has been no change in GAAP or in the application thereof applicable to the Borrower and its consolidated Subsidiaries since the date of the audited financial statements referred to in Section 3.04 of the Term Loan Agreement that has had an impact on the Financial Statements [, except for changes which have been previously disclosed, identified and certified to the Administrative Agent by a Financial Officer of the Borrower in a Compliance Certificate] [, except for                     , the effect of which on the Financial Statements has been [                    ]].4

4. Attached hereto as ANNEX 2 are the computations showing (in reasonable detail) information required by Section 5.01(c)(ii) of the Term Loan Agreement as of the date of this Compliance Certificate.

[1]	Certificate may be signed by any Financial Officer of the Borrower (most senior financial officer, principal accounting officer or vice president of finance or corporate controller of the Borrower).
[2]	To be included only if the Compliance Certificate is certifying the quarterly financials.
[3]	Specify the details of any Default, if any, and any action taken or proposed to be taken with respect thereto.
[4]

If and to the extent that any change in GAAP that has occurred since the date of the audited financial statements referred to in Section 3.04 of the Term Loan Agreement had an impact on such financial statements, specify the effect of such change on the financial statements accompanying this Compliance Certificate.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

5. [Attached hereto as ANNEX 3 is a supplement to Schedule 3 to the U.S. Security Agreement specifying any changes to such schedule since [the Effective Date] [the previous updating required by Section 5.01(f) of the Term Loan Agreement].] [Since [the Effective Date] [the previous updating required by Section 5.01(f) of the Term Loan Agreement], there has been no change to Schedule 3 of the U.S. Security Agreement.]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, I have executed this Compliance Certificate as of the date first written above.

UBER TECHNOLOGIES, INC.

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ANNEX 1

[Applicable Financial Statements to be attached if applicable]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ANNEX 2

The information described herein is as of [                                ,                 ]1 (the “Computation Date”) and, except as otherwise indicated below, pertains to the period from [                                ,                 ]2 to the Computation Date (the “Relevant Period”).

Negative Covenants		Amount

Section 6.01(f) – Specified Indebtedness[3] - Capital Lease Obligations, Purchase Money Indebtedness and any Refinancing Indebtedness with respect thereto

Maximum Permitted: $500,000,000		$

Section 6.01(g) – Specified Indebtedness[4]

Additional Specified Indebtedness allowed, so long as:

A. Aggregate principal amount of outstanding Specified Indebtedness of the Domestic Restricted Subsidiaries that are not Guarantors incurred pursuant to Section 6.01(g)(i) and any Refinancing Indebtedness incurred pursuant to Section 6.01(g)(ii)

$

B. Aggregate principal amount of outstanding Secured Specified Indebtedness of the Borrower and the Guarantors incurred pursuant to Section 6.02(r)[5]		$

C. Certain Specified Indebtedness Cap

1.	Consolidated Adjusted EBITDA for the Relevant Period ended on the Computation Date (see calculation below):[6]	$

2.	Line C.1 times 2.5	$

[1]	Insert the last day of the respective fiscal quarter or fiscal year covered by the financial statements which are required to be accompanied by this Compliance Certificate.
[2]	Insert the first day of the most recently completed four consecutive fiscal quarters of the Borrower ended on the Computation Date.
[3]

“Specified Indebtedness” means (i) indebtedness for borrowed money (including, for the avoidance of doubt, the Loans and any outstanding Loans (as defined in the Revolving Credit Agreement)), (ii) obligations for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of business and excluding payroll liabilities, deferred compensation obligations, purchase price adjustments, royalties and earn-outs and other contingent or deferred payments of a similar nature in connection with any strategic transaction), (iii) obligations evidenced by notes, bonds, debentures and similar instruments, (iv) all obligations, contingent or otherwise, as an account party or applicant under or in respect of bankers acceptances or letters of credit, (v) Capital Lease Obligations, (vi) Purchase Money Indebtedness and (vii) Guarantees of indebtedness of the type referred to in clauses (i) through (vi); provided that Specified Indebtedness shall exclude Indebtedness among the Borrower and its Subsidiaries.

[4]

For the purposes of this calculation, the commitments under the Revolving Credit Facility and any other revolving or delayed-draw commitments in respect of Specified Indebtedness are considered fully drawn.

[5]	To be calculated without duplication of the above.
[6]	If the sum of Line A + Line B does not exceed $5,000,000,000, then Line C.1 does not need to be calculated.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

3.	The greater of $5,000,000,000 and Line C.2	$

D. Line A + Line B ≤ Line C.3		[Y/N]

Calculation of Consolidated Adjusted EBITDA for the Relevant Period ended on the Computation Date

1.	Consolidated Net Income	$

2.	Income tax expense	$

3.	Interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), plus expenses associated with the equity component of, and any mark-to-market losses with respect to, Convertible Notes	$

4.	Depreciation and amortization expense	$

5.	Amortization of intangibles (including, but not limited to, goodwill)	$

6.	Any extraordinary charges or losses determined in accordance with GAAP	$

7.	Non-cash stock option and other equity-based compensation expenses and payroll tax expense related to stock option and other equity-based compensation expenses	$

8.	Any other non-cash charges, non-cash expenses or non-cash losses of the Borrower or any Restricted Subsidiaries for such period including any write-down of intangibles (excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of, or a reserve for, cash charges for any future period), including, for the avoidance of doubt, non-cash foreign currency translation losses and any unrealized losses in respect of Swap Agreements (including non-cash losses related to currency remeasurement of Indebtedness)[7]	$

9.	Transition, integration and similar fees, charges and expenses related to acquisitions or dispositions	$

10.	Restructuring charges or reserves including write-downs and write-offs, including any one-time costs incurred in connection with acquisitions or dispositions and costs related to the closure, consolidation and integration of facilities, information technology infrastructure and legal entities, and severance and retention bonuses	$

[7]

Cash payments made in such period or in any future period in respect of such non-cash charges, expenses or losses (excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of, or a reserve for, cash charges for any future period) shall be subtracted from Consolidated Net Income in calculating Consolidated Adjusted EBITDA in the period when such payments are made.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

11.	The amount of cost savings and synergies projected by the Borrower in good faith to be realized as a result of an acquisition not prohibited hereunder, in each case within the four consecutive fiscal quarters following the consummation of such acquisition (or following the consummation of the squeeze-out merger in the case of an acquisition structured as a two-step transaction), calculated as though such cost savings and synergies had been realized on the first day of such period and net of the amount of actual benefits received during such period from such acquisition[8]	$

12.	Costs, expenses, settlements and charges related to, arising out of or made in connection with legal proceedings and regulatory matters[9]	$

13.	Costs, fees, charges and losses in respect of discontinued operations	$

14.	Adjustments relating to purchase price allocation accounting	$

15.	Fees and expenses directly related to the Transactions, the incurrence of any Specified Indebtedness permitted under the Credit Agreement, the offering of any Equity Interests by the Borrower (or Holdings, as applicable) and any acquisition or disposition transactions	$

16.	Interest income	$

17.	Any extraordinary income or gains determined in accordance with GAAP	$

18.	Any other non-cash income (excluding any items that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period that are described in the footnote to line 8), including for the avoidance of doubt non-cash foreign currency translation gains (including non-cash gains related to currency remeasurement of Indebtedness) mark-to-market gains in respect of Convertible Notes and unrealized gains in respect of Swap Agreements, all as determined on a consolidated basis	$

19.	Consolidated Adjusted EBITDA (lines 1 + 2 + 3 + 4 + 5 +6 +7 +8 + 9 + 10 + 11 + 12 + 13 + 14 + 15)10 11 – (lines 16 + 17+ 18)12 )	$

[8]	No cash savings or synergies shall be added to line 1 1 to the extent duplicative of any expenses or charges otherwise added to Consolidated Adjusted EBITDA.
[9]

The amount that may be added back pursuant to line 12 may not in the aggregate for any four fiscal quarter period exceed the greater of (x) $25,000,000 and (y) 15% of Consolidated Adjusted EBITDA for such period (determined without giving effect to any such adjustment pursuant to such line 12).

[10]

The amount that may be added back pursuant to lines 9, 10, 11 and 13 may not in the aggregate for any four fiscal quarter period exceed the greater of (x) $25,000,000 and (y) 15% of Consolidated Adjusted EBITDA for such period (determined without giving effect to any such adjustment pursuant to such line 9, 10, 11 and 13).

[11]	To the extent reflected as a charge in the statement of such Consolidated Net Income for such period.
[12]	To the extent included in the statement of such Consolidated Net Income for such period.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ANNEX 3

[Applicable supplements to Schedule 3 of the U.S. Pledge Agreement if applicable]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT G

[Reserved]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT H-1

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Term Loan Agreement dated as of July 13, 2016 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Term Loan Agreement”), among Uber Technologies, Inc., a Delaware corporation, as the Borrower and lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as the Administrative Agent. Capitalized terms used herein but not otherwise defined shall have the meaning given to them in the Term Loan Agreement.

Pursuant to the provisions of Section 2.14 of the Term Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10-percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E or W-8BEN, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if this certificate expires or becomes obsolete or inaccurate in any respect, the undersigned shall promptly deliver to the Borrower and the Administrative Agent an updated certificate or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or notify the Borrower and the Administrative Agent in writing of its legal inability to do so, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[Signature Page Follows]

[Lender]

By:
Name:
Title:

[Address]

Dated:                                         , 20[    ]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT H-2

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Participants That Are Neither U.S. Persons Nor Partnerships For U.S. Federal

Income Tax Purposes)

Reference is hereby made to the Term Loan Agreement dated as of July 13, 2016 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Term Loan Agreement”), among Uber Technologies, Inc., a Delaware corporation, as the Borrower, lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as the Administrative Agent. Capitalized terms used herein but not otherwise defined shall have the meaning given to them in the Term Loan Agreement.

Pursuant to the provisions of Section 2.14 of the Term Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10-percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E or W-8BEN, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if this certificate expires or becomes obsolete or inaccurate in any respect, the undersigned shall promptly deliver to such Lender an updated certificate or other appropriate documentation (including any new documentation reasonably requested by such Lender ) or notify such Lender in writing of its legal inability to do so, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[Signature Page Follows]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

[Participant]

By:
Name:
Title:

[Address]

Dated:                             , 20[ ]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT H-3

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Participants That Are Not U.S. Persons And That Are Partnerships For U.S. Federal

Income Tax Purposes)

Reference is hereby made to the Term Loan Agreement dated as of July 13, 2016 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Term Loan Agreement”), among Uber Technologies, Inc., a Delaware corporation, as the Borrower, lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as the Administrative Agent. Capitalized terms used herein but not otherwise defined shall have the meaning given to them in the Term Loan Agreement.

Pursuant to the provisions of Section 2.14 of the Term Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its partners/members is a “10-percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E or W-8BEN, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN-E or W-8BEN, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if this certificate expires or becomes obsolete or inaccurate in any respect, the undersigned shall promptly deliver to such Lender an updated certificate or other appropriate documentation (including any new documentation reasonably requested by such Lender ) or notify such Lender in writing of its legal inability to do so, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

[Participant]

By:
Name:
Title:

[Address]

Dated:                             , 20[ ]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT H-4

FORM OF

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Term Loan Agreement dated as of July 13, 2016 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Term Loan Agreement”), among Uber Technologies, Inc., a Delaware corporation, as the Borrower, lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as the Administrative Agent. Capitalized terms used herein but not otherwise defined shall have the meaning given to them in the Term Loan Agreement.

Pursuant to the provisions of Section 2.14(f) of the Term Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Term Loan Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10-percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E or W-8BEN, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN-E or W-8BEN, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, or if this certificate expires or becomes obsolete or inaccurate in any respect, the undersigned shall promptly deliver to the Borrower and the Administrative Agent an updated certificate or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or notify the Borrower and the Administrative Agent in writing of its legal inability to do so, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[Signature Page Follows]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

[Lender]

By:
Name:
Title:

[Address]

Dated:                             , 20[ ]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT I

FORM OF REVOLVER INTERCREDITOR AGREEMENT

[See attached]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

FIRST LIEN/FIRST LIEN INTERCREDITOR AGREEMENT

dated as of

July 13, 2016

among

MORGAN STANLEY SENIOR FUNDING, INC.,

as Revolving Credit Facility Agent,

MORGAN STANLEY SENIOR FUNDING, INC.,

as Term Loan Agent

and

each additional Authorized Representative from time to time party hereto,

and consented to by each Grantor from time to time party hereto

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TABLE OF CONTENTS

		Page
	Article I

	Definitions

Section 1.01.	Construction; Certain Defined Terms	1
	Article II

	Priorities and Agreements with Respect to Common Collateral

Section 2.01.	Priority of Claims	10
Section 2.02.	Actions with Respect to Common Collateral; Prohibition on Contesting Liens	12
Section 2.03.	No Interference; Payment Over	13
Section 2.04.	Automatic Release of Liens; Amendments to First-Priority Collateral Documents	14
Section 2.05.	Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings	15
Section 2.06.	Reinstatement	16
Section 2.07.	Insurance	17
Section 2.08.	Refinancings	17
Section 2.09.	Possessory Collateral, Control Collateral and Controlling Authorized
	Representative as Gratuitous Bailee/Agent for Perfection	17

	Article III

	Existence and Amounts of Liens and Obligations

	Article IV

	The Controlling Authorized Representative

Section 4.01.	Appointment and Authority	18
Section 4.02.	Rights as a First-Priority Secured Party	19
Section 4.03.	Exculpatory Provisions	19
Section 4.04.	Reliance by Controlling Authorized Representative	21
Section 4.05.	Delegation of Duties	22
Section 4.06.	Non-Reliance on Controlling Authorized Representative and Other First-Priority Secured Parties	22

i

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Annexes and Exhibits
Annex A	Form of Consent of Grantors
Annex B	Form of Joinder

ii

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

This FIRST LIEN/FIRST LIEN INTERCREDITOR AGREEMENT (as amended, restated, modified or supplemented from time to time, this “Agreement’), dated as of July 13, 2016, is among MORGAN STANLEY SENIOR FUNDING, INC. (“Morgan Stanley”), as administrative agent for the Revolving Credit Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “Revolving Credit Facility Agent”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent for the Term Loan Agreement Secured Parties (in such capacity and together with its successors in such capacity, the “Term Loan Agent”), and each additional Authorized Representative from time to time party hereto for the Other First-Priority Secured Parties of the Series with respect to which it is acting in such capacity, as consented to by the Grantors in the Consent of Grantors.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Revolving Credit Facility Agent (for itself and on behalf of the Revolving Credit Agreement Secured Parties), the Term Loan Agent (for itself and on behalf of the Term Loan Agreement Secured Parties) and each additional Authorized Representative (for itself and on behalf of the Other First-Priority Secured Parties of the applicable Series) agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Construction; Certain Defined Terms.

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) unless otherwise expressly stated herein, all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) It is the intention of the First-Priority Secured Parties of each Series that the holders of First-Priority Obligations of such Series (and not the First-Priority Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the First-Priority Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of First-Priority Obligations), (y) any of the First-Priority Obligations of such Series do not have a valid and perfected security interest in any of the Collateral securing any other Series of First-Priority Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of First-Priority Obligations and, without limiting the generality of the foregoing, after taking into account the effect of any applicable intercreditor agreements) on a basis ranking prior to the security interest of such Series of First-Priority Obligations but junior to the security interest of any other Series of First-Priority Obligations or (ii) the existence of any Collateral for any other Series of First-Priority Obligations that is not Common Collateral (any such condition referred to in the foregoing clauses (i) or (ii) with respect to any Series of First-Priority Obligations, an “Impairment” of such Series). In the event of any Impairment with respect to any Series of First-Priority Obligations, the results of such Impairment shall be borne solely by the holders of such Series of First-Priority Obligations, and the rights of the holders of such Series of First-Priority Obligations (including, without limitation, the right to receive distributions in respect of such Series of First-Priority Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such First-Priority Obligations subject to such Impairment. Additionally, in the event the First-Priority Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such First-Priority Obligations or the Secured Credit Documents governing such First-Priority Obligations shall refer to such obligations or such documents as so modified.

(c) Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Revolving Credit Agreement. As used in this Agreement, the following terms have the meanings specified below:

“Additional First-Priority Agent” has the meaning assigned to such term in Section 5.14(b).

“Additional First-Priority Agreements” has the meaning assigned to such term in Section 5.14(b).

“Additional First-Priority Agreement Documents” means, with respect to each Additional First-Priority Agreement, any notes, security documents and other operative agreements evidencing or governing the Indebtedness incurred thereunder, including any First Priority Collateral Documents entered into for the purpose of securing Other First-Priority Obligations incurred thereunder.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

2

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Authorized Representative” means (i) in the case of any Revolving Credit Agreement Obligations or the Revolving Credit Agreement Secured Parties, the Revolving Credit Facility Agent, (ii) in the case of the Term Loan Agreement Obligations or the Term Loan Agreement Secured Parties, the Term Loan Agent and (iii) in the case of any Series of Other First-Priority Obligations or Other First-Priority Secured Parties that become subject to this Agreement after the date hereof, the Person named as the Additional First-Priority Agent for such Series in the applicable Joinder Agreement.

“Bankruptcy Case” has the meaning assigned to such term in Section 2.05(b).

“Bankruptcy Code” means Title 11 of the United States Code, as amended.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Borrower” means Uber Technologies, Inc., a Delaware corporation.

“Cash Management Obligations” means, with respect to any Person, all obligations, whether now owing or hereafter arising, of such Person in respect of any (a) commercial credit cards, merchant card services, purchase or debit cards, including non-card e-payables services, (b) treasury management services (including controlled disbursement, overdraft automatic clearing house fund transfer services, return items and interstate depository network services) and (c) other demand deposit or operating account relationships or other cash management services, including, and including any other services or transactions of the type referred to in the definition of “Cash Management Agreement” in the Revolving Credit Agreement.

“Collateral” means all assets and properties subject to Liens created pursuant to any First-Priority Collateral Document to secure one or more Series of First-Priority Obligations.

“Common Collateral” means, at any time, Collateral in which the holders of two or more Series of First-Priority Obligations (or their respective Authorized Representatives) hold a valid and perfected security interest or Lien (including, without limitation, in respect of equity interests of Foreign Subsidiaries directly owned by any Grantor that have been pledged as Collateral) at such time; provided that collateral consisting of cash and cash equivalents pledged to secure Revolving Credit Agreement Obligations consisting of reimbursement obligations in respect of letters of credit or otherwise held by the Revolving Credit Facility Agent pursuant to Sections 2.08(c), Section 2.17, 2.20 or 7.01 of the Revolving Credit Agreement (or any Equivalent Provisions) shall be applied as specified in the Revolving Credit Agreement or such Equivalent Provision and will not constitute Common Collateral. If more than two Series of First-Priority Obligations are outstanding at any time and the holders of less than all Series of First-Priority Obligations hold a valid and perfected security interest or Lien in any Collateral at such time, then such Collateral shall constitute Common Collateral for those Series of First-Priority Obligations that hold a valid and perfected security interest or Lien in such Collateral at such time and shall not constitute Common Collateral for any Series which does not have a valid and perfected security interest or Lien in such Collateral at such time.

3

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Consent of Grantors” means the Consent of Grantors in the form of Annex A attached hereto.

“Control Collateral” means any Common Collateral in the control of an Authorized Representative (or its agents or bailees), to the extent that control thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction or otherwise. Control Collateral includes, without limitation, Common Collateral consisting of Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights in each case, in the control of an Authorized Representative under the terms of any First-Priority Collateral Document. All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the New York UCC.

“Controlled” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise.

“Controlling Authorized Representative” means, with respect to any Common Collateral, (i) until the earlier of (x) the Discharge of Revolving Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Revolving Credit Facility Agent and (ii) from and after the earlier of (x) the Discharge of Revolving Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Major Non-Controlling Authorized Representative; provided, in each case, that if there shall occur one or more Non-Controlling Authorized Representative Enforcement Dates, the Applicable Authorized Representative shall be the Authorized Representative that is the Major Non-Controlling Authorized Representative in respect of the most recent Non-Controlling Authorized Representative Enforcement Date.

“Controlling Secured Parties” means, with respect to any Common Collateral, the Series of First-Priority Secured Parties whose Authorized Representative is the Controlling Authorized Representative for such Common Collateral.

“DIP Financing” has the meaning assigned to such term in Section 2.05(b).

“DIP Financing Liens” has the meaning assigned to such term in Section 2.05(b).

“DIP Lenders” has the meaning assigned to such term in Section 2.05(b).

“Discharge” means, with respect to any Common Collateral and any Series of First-Priority Obligations, the date on which such Series of First-Priority Obligations is no longer secured by, and no longer required to be secured by, such Common Collateral. The term “Discharged” has a corresponding meaning.

4

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Discharge of Revolving Credit Agreement Obligations” means, with respect to any Common Collateral, the Discharge of the Revolving Credit Agreement Obligations (other than Secured Hedging Obligations (as defined in the Revolving Credit Agreement) and Secured Cash Management Obligations (as defined in the Revolving Credit Agreement) and contingent indemnification obligations not yet accrued and payable) with respect to such Common Collateral; provided that the Discharge of Revolving Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such Revolving Credit Agreement Obligations or an incurrence of future Revolving Credit Agreement Obligations with additional First-Priority Obligations secured by such Common Collateral under an Other First-Priority Agreement which has been designated in writing by the Borrower to the Controlling Authorized Representative and each other Authorized Representative as the “Revolving Credit Agreement” for purposes of this Agreement.

“Equivalent Provision” means, with respect to any reference to a specific provision of an agreement in effect on the date hereof (the “original agreement”), if such agreement is amended, restated, supplemented, modified or replaced after the date hereof in a manner permitted hereby, the provision in such amended, restated, supplemented, modified or replacement agreement that is the equivalent to such specific provision in such original agreement.

“Event of Default” means an “Event of Default” under and as defined in the Revolving Credit Agreement or any Other First-Priority Agreement (or, in each case, the Equivalent Provision thereof).

“First-Priority Cash Management Obligations” means any Cash Management Obligations secured by any Common Collateral under the First-Priority Collateral Documents.

“First-Priority Collateral Documents” means any agreement, instrument or document entered into in favor of the applicable Authorized Representative for the holders of any Series of First-Priority Obligations for purposes of securing such Series of First-Priority Obligations.

“First-Priority Hedging Obligations” means any Hedging Obligations secured by any Common Collateral under the First-Priority Collateral Documents.

“First-Priority Obligations” means, collectively, (i) the Revolving Credit Agreement Obligations, (ii) each Series of Other First-Priority Obligations and (iii) any other First-Priority Hedging Obligations and First-Priority Cash Management Obligations (which shall be deemed to be part of the Series of Other First-Priority Obligations to which they relate to the extent provided in the applicable Other First-Priority Agreement).

5

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“First-Priority Secured Parties” means (a) the Revolving Credit Agreement Secured Parties and (ii) the Other First-Priority Secured Parties with respect to each Series of Other First-Priority Obligations.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Grantors” means Holdings, the Borrower and each of the Subsidiaries that has executed and delivered a First-Priority Collateral Document as a grantor thereunder unless and until such Subsidiary is released from its obligations under such First-Priority Collateral Documents.

“Hedging Obligations” means, with respect to any Person, the obligations of such Person under Swap Contracts, including any obligations of the type referred to in the definition of “Secured Hedge Agreement” in the Revolving Credit Agreement.

“Impairment” has the meaning assigned to such term in Section 1.01(b).

“Insolvency or Liquidation Proceeding” means:

(1) any case commenced by or against the Borrower or any other Grantor under any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Borrower or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Borrower or any other Grantor or any similar case or proceeding relative to the Borrower or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrower or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency (except for any voluntary liquidation, dissolution or other winding up to the extent permitted by the applicable Secured Credit Documents); or

(3) any other proceeding of any type or nature in which substantially all claims of creditors of the Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intervening Creditor” has the meaning assigned to such term in Section 2.01(a).

“Joinder Agreement” means a supplement to this agreement substantially in the form of Annex B, appropriately completed.

6

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Junior Lien Intercreditor Agreement” has the meaning assigned to such term in Section 5.15.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Major Non-Controlling Authorized Representative” means, with respect to any Common Collateral, the Authorized Representative of the Series of Other First-Priority Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of Other First-Priority Obligations with respect to such Common Collateral; provided, however, that if there are two outstanding Series of Other First-Priority Obligations which have an equal outstanding principal amount, the Series of Other First-Priority Obligations with the earlier maturity date shall be considered to have the larger outstanding principal amount for purposes of this definition, and if such Series of Other First-Priority Obligations have the same maturity date, the Major Non-Controlling Authorized Representative shall be determined by vote of the holders of such Series of Other First-Priority Obligations constituting a majority of the amount of such Series of Other First-Priority Obligations.

“Morgan Stanley” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Controlling Authorized Representative” means, at any time with respect to any Common Collateral, any Authorized Representative that is not the Controlling Authorized Representative at such time with respect to such Common Collateral.

“Non-Controlling Authorized Representative Enforcement Date” means, with respect to any Non-Controlling Authorized Representative, the date which is 180 days (throughout which 180 day period such Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative) after the occurrence of both (i) an Event of Default (under and as defined in the Other First-Priority Agreement under which such Non-Controlling Authorized Representative is the Authorized Representative) and (ii) the Controlling Authorized Representative’s and each other Authorized Representative’s receipt of written notice from such Non-Controlling Authorized Representative certifying that (x) such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative and that an Event of Default (under and as defined in the Other First-Priority Agreement under which such Non-Controlling Authorized Representative is the Authorized Representative) has occurred and is continuing and (y) the First-Priority Obligations of the Series with respect to which such Non-Controlling Authorized Representative is the Authorized

7

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Other First-Priority Agreement; provided that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Common Collateral (1) at any time the Controlling Authorized Representative has commenced and is diligently pursuing any enforcement action with respect to such Common Collateral or (2) at any time the Grantor that has granted a security interest in such Common Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Non-Controlling Secured Parties” means, with respect to any Common Collateral, the First-Priority Secured Parties which are not Controlling Secured Parties with respect to such Common Collateral.

“Other First-Priority Agreement” means (i) the Term Loan Agreement and (y) each Additional First-Priority Agreement.

“Other First-Priority Obligations” means (i) the Term Loan Agreement Obligations and (ii) all obligations of the Grantors that shall have been designated as such pursuant to Section 5.14.

“Other First-Priority Secured Parties” means the holders of any Other First-Priority Obligations and any Authorized Representative with respect thereto and includes the Term Loan Agreement Secured Parties.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Possessory Collateral” means any Common Collateral in the possession of an Authorized Representative (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction or otherwise. Possessory Collateral includes, without limitation, any Common Collateral consisting of Certificated Securities, Promissory Notes, Instruments, and Chattel Paper, in each case, delivered to or in the possession of an Authorized Representative under the terms of the First-Priority Collateral Documents. All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the New York UCC.

“Proceeds” has the meaning assigned to such term in Section 2.01(a).

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

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Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Revolving Credit Agreement” means that certain Revolving Credit Agreement, dated as of June 26, 2015, among the Borrower, the lending institutions from time to time parties thereto and the Revolving Credit Facility Agent, as administrative agent, as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time.

“Revolving Credit Agreement Documents” means the Revolving Credit Agreement and the other “Loan Documents” as defined in the Revolving Credit Agreement (or any Equivalent Provision thereof).

“Revolving Credit Agreement Obligations” means all “Secured Obligations” (as such term is defined in the Revolving Credit Agreement (or any Equivalent Provision thereof)) of the Borrower and other obligors under the Revolving Credit Agreement or any of the other Revolving Credit Agreement Documents with respect to any Loan, Letter of Credit, Secured Hedge Agreement or Secured Cash Management Agreement (each as defined in the Revolving Credit Agreement (or any Equivalent Provision thereof)).

“Revolving Credit Agreement Secured Parties” means the “Secured Parties” as defined in the Revolving Credit Agreement (or any Equivalent Provision thereof).

“Revolving Credit Facility Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement, together with its successors and assigns.

“Secured Credit Documents” means (i) each Revolving Credit Agreement Document, (ii) each Term Loan Agreement Document and (iii) each Additional First-Priority Agreement Document.

“Series” means (a) with respect to the First-Priority Secured Parties, each of (i) the Revolving Credit Agreement Secured Parties (in their capacities as such), (ii) the Term Loan Agreement Secured Parties (in their capacities as such) and (iii) the Other First-Priority Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Authorized Representative (in its capacity as such for such Other First-Priority Secured Parties) and (b) with respect to any First-Priority Obligations, each of (i) the Revolving Credit Agreement Obligations, (ii) the Term Loan Agreement Obligations and (iii) the Other First-Priority Obligations incurred pursuant to any Other First-Priority Agreement (other than the Term Loan Agreement), which pursuant to any Joinder Agreement, are to be represented hereunder by a common Authorized Representative (in its capacity as such for such Other First-Priority Obligations).

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Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Swap Contract” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.

“Term Loan Agent” has the meaning assigned to such term in the introductory paragraph to this Agreement, together with its successors and assigns.

“Term Loan Agreement” means that certain Term Loan Agreement, dated as of July 13, 2016, among the Borrower, the lending institutions from time to time parties thereto and the Term Loan Agent, as administrative agent, as amended, modified, supplemented, replaced or refinanced from time to time.

“Term Loan Agreement Documents” means the Term Loan Agreement and the other “Loan Documents” as defined in the Term Loan Agreement (or any Equivalent Provision thereof).

“Term Loan Agreement Obligations” means all “Obligations” (as such term is defined in the Term Loan Agreement (or any Equivalent Provision thereof)) of the Borrower and the other obligors under the Term Loan Agreement with respect to any Loan (as defined in the Term Loan Agreement).

“Term Loan Agreement Secured Parties” means the “Secured Parties” as defined in the Term Loan Agreement (or any Equivalent Provision thereof).

ARTICLE II

Priorities and Agreements with Respect to Common Collateral

SECTION 2.01. Priority of Claims.

(a) Anything contained herein or in any of the Secured Credit Documents to the contrary notwithstanding (but subject to Section 1.01(b)), if an Event of Default has occurred and is continuing and the Controlling Authorized Representative or any First-Priority Secured Party is taking action to enforce rights in respect of any Common Collateral, or any distribution is made in respect of any Common Collateral in any Bankruptcy Case of any Grantor, or any First-Priority Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement) with respect to any Common Collateral, the proceeds of any sale, collection or other liquidation of any such Common Collateral by any First-Priority Secured Party or received by the Controlling Authorized Representative or any First-Priority Secured Party pursuant to any such intercreditor agreement with respect to such Common Collateral and proceeds of any such distribution (subject, in the case of any such distribution, to the sentence immediately following) to which the First-Priority Obligations are entitled under any intercreditor agreement (other than this Agreement) (all proceeds of any

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Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

sale, collection or other liquidation of any Common Collateral and all proceeds of any such distribution being collectively referred to as “Proceeds”), shall be applied by the Controlling Authorized Representative as follows:

(i) FIRST, to the payment of all reasonable fees, costs and expenses incurred by the Controlling Authorized Representative in connection with such collection or sale or otherwise in connection with this Agreement, or any other First-Priority Collateral Document or any of the First-Priority Obligations, including all court costs and the reasonable fees and expenses of its agents, professional advisors and legal counsel, the repayment of all advances made by the Controlling Authorized Representative hereunder or under any other First-Priority Collateral Document on behalf of the Grantors, if any, and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other First-Priority Collateral Document;

(ii) SECOND, to the payment of all reasonable fees, costs and expenses incurred by the Authorized Representatives (other than the Authorized Representative that is the Controlling Authorized Representative) in connection with such collection or sale or otherwise in connection with this Agreement, or any other First-Priority Collateral Document or any of the First-Priority Obligations, including all court costs and the reasonable fees and expenses of its agents, professional advisors and legal counsel, the repayment of all advances made by such Authorized Representatives hereunder or under any other First-Priority Collateral Document on behalf of the Grantors, if any, and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other First-Priority Collateral Document;

(iii) THIRD, subject to Section 1.01(b), to the payment in full of the First-Priority Obligations of each Series on a ratable basis, with such Proceeds to be applied to the First-Priority Obligations of a given Series in accordance with the terms of the applicable Secured Credit Documents; and

(iv) FOURTH, to the Grantors or their successors or assigns, or to whosoever may be lawfully entitled to receive the same pursuant to any Junior Lien Intercreditor Agreement or as a court of competent jurisdiction may otherwise direct.

Notwithstanding the foregoing, with respect to any Common Collateral for which a third party (other than a First-Priority Secured Party and, without limiting the generality of the foregoing, after taking into account the effect of any applicable intercreditor agreements) has a Lien that is junior in priority to the security interest of any Series of First-Priority Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of First-Priority Obligations (such third party an “Intervening Creditor”), the value of any Common Collateral or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Common Collateral or Proceeds to be distributed in respect of the Series of First-Priority Obligations with respect to which such Impairment exists.

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Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) It is acknowledged that the First-Priority Obligations of any Series may, subject to the limitations set forth in the then extant Secured Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the First-Priority Secured Parties of any Series.

(c) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of First-Priority Obligations granted on the Common Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Secured Credit Documents or any defect or deficiencies in the Liens securing the First-Priority Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.01(b) hereof), each First-Priority Secured Party hereby agrees that the Liens securing each Series of First-Priority Obligations on any Common Collateral shall be of equal priority.

SECTION 2.02. Actions with Respect to Common Collateral; Prohibition on Contesting Liens.

(a) With respect to any Common Collateral, (i) notwithstanding Section 2.01, only the Controlling Authorized Representative shall act or refrain from acting with respect to the Common Collateral (including with respect to any intercreditor agreement with respect to any Common Collateral) and then only on the instructions of the requisite Controlling Secured Parties under the applicable Secured Credit Document and (ii) no other Authorized Representative or Non-Controlling Authorized Representative or other First-Priority Secured Party (other than the Controlling Secured Parties) shall or shall instruct the Controlling Authorized Representative to commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Common Collateral (including with respect to any intercreditor agreement with respect to any Common Collateral), whether under any First-Priority Collateral Document, applicable law or otherwise, it being agreed that only the Controlling Authorized Representative, acting on the instructions of the requisite Controlling Secured Parties under the applicable Secured Credit Document and in accordance with the applicable First-Priority Collateral Documents, shall be entitled to take any such actions or exercise any such remedies with respect to Common Collateral. Notwithstanding the equal priority of the Liens, the Controlling Authorized Representative may deal with the Common Collateral as if such Controlling Authorized Representative had a senior Lien on such Collateral. No Non-Controlling Authorized Representative or Non-Controlling Secured Party will contest, protest or object to any

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Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

foreclosure proceeding or action brought by the Controlling Authorized Representative or the Controlling Secured Parties or any other exercise by the Controlling Authorized Representative or the Controlling Secured Parties of any rights and remedies relating to the Common Collateral or to cause the Controlling Authorized Representative to do so. The foregoing shall not be construed to limit the rights and priorities of any First-Priority Secured Party, Controlling Authorized Representative or any Authorized Representative with respect to any Collateral not constituting Common Collateral.

(b) Each of the Authorized Representatives agrees that it will not accept any Lien on any Common Collateral for the benefit of any Series of First-Priority Obligations (other than funds deposited for the discharge or defeasance of any Other First-Priority Agreement and other than collateral consisting of cash and cash equivalents pledged to secure Revolving Credit Agreement Obligations consisting of reimbursement obligations in respect of letters of credit or otherwise held by the administrative agent thereunder pursuant to Sections 2.08(c), Section 2.17, 2.20 or 7.01 of the Revolving Credit Agreement (or any Equivalent Provisions)) other than pursuant to the First-Priority Collateral Documents and, by executing this Agreement (or a Joinder Agreement), each Authorized Representative and the Series of First-Priority Secured Parties for which it is acting hereunder agree to be bound by the provisions of this Agreement and the other First-Priority Collateral Documents applicable to it.

(c) Each of the First-Priority Secured Parties agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the First-Priority Secured Parties in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair (i) the rights of any Authorized Representative or any First-Priority Secured Party to enforce this Agreement or (ii) the rights of any First-Priority Secured Party from contesting or supporting any other Person in contesting the enforceability of any Lien purporting to secure First-Priority Obligations constituting unmatured interest pursuant to Section 502(b)(2) of the Bankruptcy Code.

SECTION 2.03. No Interference; Payment Over.

(a) Each First-Priority Secured Party agrees that (i) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Common Collateral by the Controlling Authorized Representative, (ii) except as provided in Section 2.02, it shall have no right to (A) direct the Controlling Authorized Representative or any other First-Priority Secured Party to exercise any right, remedy or power with respect to any Common Collateral (including pursuant to any intercreditor agreement) or (B) consent to the exercise by the Controlling Authorized Representative or any other First-Priority Secured Party of any right, remedy or power with respect to any Common Collateral, (iii) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Controlling Authorized Representative or any other First-Priority Secured Party seeking

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Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

damages from or other relief by way of specific performance, instructions or otherwise with respect to any Common Collateral, and none of the Controlling Authorized Representative, any other Authorized Representatives or any other First-Priority Secured Party shall be liable for any action taken or omitted to be taken by the Controlling Authorized Representative or other First-Priority Secured Party with respect to any Common Collateral in accordance with the provisions of this Agreement, (iv) it will not seek, and hereby waives any right, to have any Common Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (v) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Authorized Representatives or any other First-Priority Secured Party to enforce this Agreement.

(b) Each First-Priority Secured Party hereby agrees that, if it shall obtain possession of any Common Collateral or shall realize any proceeds or payment in respect of any such Common Collateral, pursuant to any First-Priority Collateral Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of each Series of First-Priority Obligations, then it shall hold such Common Collateral, proceeds or payment in trust for the First-Priority Secured Parties and promptly transfer such Common Collateral, proceeds or payment, as the case may be, to the Controlling Authorized Representative, to be distributed by the Controlling Authorized Representative in accordance with the provisions of Section 2.01(a) hereof.

SECTION 2.04. Automatic Release of Liens; Amendments to First-Priority Collateral Documents.

(a) If at any time any Common Collateral is transferred to a third party or otherwise disposed of, in each case, in connection with any enforcement by the Controlling Authorized Representative in accordance with the provisions of this Agreement and the applicable First-Priority Collateral Documents, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of each Authorized Representative for the benefit of each Series of First-Priority Secured Parties upon such Common Collateral will automatically be released and discharged upon final conclusion of the applicable foreclosure proceeding; provided that any proceeds of any Common Collateral realized therefrom shall be applied pursuant to Section 2.01 hereof.

(b) If, in connection with any sale, lease, exchange, transfer or other disposition of any Common Collateral permitted under the terms of the Secured Credit Documents (whether or not an Event of Default thereunder, and as defined therein, has occurred and is continuing), the Controlling Authorized Representative, for itself or on behalf of the Controlling Secured Parties, releases any of its Liens on any part of the Common Collateral, then the Liens, if any, of each Non-Controlling Authorized Representative on such Common Collateral (but not the proceeds thereof, which shall be subject to the priorities set forth in this Agreement) shall be automatically,

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Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

unconditionally and simultaneously released, and each Non-Controlling Authorized Representative promptly shall execute, if applicable, and deliver to the Controlling Authorized Representative or such Grantor such termination statements, releases, authorizations and other documents and instruments, and shall take or authorize the Controlling Authorized Representative or such Grantor to take such action (including any recordation, filing or giving of notice), as the Controlling Authorized Representative or such Grantor may reasonably request to effectively confirm such release.

(c) Each First-Priority Secured Party agrees that the Controlling Authorized Representative may, with the prior written consent of the Grantors, enter into any amendment (and, upon request by the Controlling Authorized Representative, each other Authorized Representative shall sign a consent to such amendment) to any First-Priority Collateral Document, so long as the Controlling Authorized Representative receives a certificate of the Borrower stating that such amendment is permitted by the terms of each then extant Secured Credit Document. Additionally, each First-Priority Secured Party agrees that the Controlling Authorized Representative may, with the prior written consent of the Grantors, enter into any amendment (and, upon request by the Controlling Authorized Representative, each Authorized Representative shall sign a consent to such amendment) to any First-Priority Collateral Document solely as such First-Priority Collateral Document relates to a particular Series of First-Priority Obligations so long as (x) such amendment is in accordance with the Secured Credit Document pursuant to which such Series of First-Priority Obligations was incurred and (y) such amendment does not adversely affect the First-Priority Secured Parties of any other Series. The Controlling Authorized Representative shall provide a copy of such amendment to each Authorized Representative.

(d) Each Authorized Representative agrees to execute, if applicable, and deliver (at the sole cost and expense of the Grantors) all such termination statements, releases, authorizations and other documents and instruments, and shall take or authorize the applicable Authorized Representative or such Grantor to take such action (including any recordation, filing or giving of notice) reasonably required in connection therewith as shall reasonably be requested by the applicable Authorized Representative to evidence and confirm any release of Common Collateral, whether in connection with a sale of such assets by the relevant owner pursuant to the preceding clauses or otherwise or amendment to any First-Priority Collateral Document provided for in this Section.

SECTION 2.05. Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings.

(a) This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against the Borrower or any of its Subsidiaries.

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Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) If any Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall, as debtor-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, each First-Priority Secured Party (other than any Controlling Secured Party or the Controlling Authorized Representative) agrees that it will raise no objection to any such financing or to the Liens on the Common Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Common Collateral, unless any Controlling Secured Party or Controlling Authorized Representative shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Common Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party will subordinate its Liens with respect to such Common Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any First-Priority Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Common Collateral granted to secure the First-Priority Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Common Collateral as set forth herein), in each case so long as (A) the First-Priority Secured Parties of each Series retain the benefit of their Liens on all such Common Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-à-vis all the other First-Priority Secured Parties (other than any Liens of the First-Priority Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the First-Priority Secured Parties of each Series are granted Liens on any additional collateral pledged to any First-Priority Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-à-vis the First-Priority Secured Parties as set forth in this Agreement, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the First-Priority Obligations, such amount is applied pursuant to Section 2.01(a) of this Agreement and (D) if any First-Priority Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection is applied pursuant to Section 2.01(a) of this Agreement; provided that the First-Priority Secured Parties of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the First-Priority Secured Parties of such Series or its Authorized Representative that shall not constitute Common Collateral; and provided, further, that the First-Priority Secured Parties receiving adequate protection shall not object to any other First-Priority Secured Party receiving adequate protection comparable to any adequate protection granted to such First-Priority Secured Parties in connection with a DIP Financing or use of cash collateral.

SECTION 2.06. Reinstatement. In the event that any of the First-Priority Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under the Bankruptcy Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such First-Priority Obligations shall again have been paid in full in cash.

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Pursuant to 17 C.F.R. Section 200.83

SECTION 2.07. Insurance. As between the First-Priority Secured Parties, the Controlling Authorized Representative shall have the right to adjust or settle any insurance policy or claim covering or constituting Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral.

SECTION 2.08. Refinancings. The First-Priority Obligations of any Series may be Refinanced, in whole or in part, in each case without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing transaction under any Secured Credit Document) of, any First-Priority Secured Party of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Authorized Representative of the holders of any such Refinancing indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing indebtedness.

SECTION 2.09. Possessory Collateral, Control Collateral and Controlling Authorized Representative as Gratuitous Bailee/Agent for Perfection.

(a) The Possessory Collateral shall be delivered to the Controlling Authorized Representative to hold in its possession (or in the possession of its agents or bailees) as gratuitous bailee and/or gratuitous agent for the benefit of each other First-Priority Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable First-Priority Collateral Documents, in each case, subject to the terms and conditions of this Section 2.09.

(b) Each Authorized Representative agrees to hold any Possessory Collateral or Control Collateral, from time to time in its possession or control, as gratuitous bailee and/or gratuitous agent for the benefit of each other First-Priority Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral or Control Collateral, if any, pursuant to the applicable First-Priority Collateral Documents, in each case, subject to the terms and conditions of this Section 2.09.

(c) The duties or responsibilities of the Controlling Authorized Representative and each other Authorized Representative under this Section 2.09 shall be limited solely to holding any Possessory Collateral or Control Collateral as gratuitous bailee and/or gratuitous agent for the benefit of each other First-Priority Secured Party for purposes of perfecting the Lien held by such First-Priority Secured Parties therein.

(d) The agreement of each Authorized Representative to act as gratuitous bailee and/or gratuitous agent pursuant to this Section 2.09 is intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2), 9-104(a)(2) and 9-313(c) of the UCC.

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Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(e) Upon the occurrence of any change in the identity of the Person serving as the Controlling Authorized Representative, the retiring Controlling Authorized Representative shall (1) deliver to the successor Controlling Authorized Representative (and each Grantor hereby directs the Controlling Authorized Representative to so deliver) at the Grantors’ sole cost and expense, any Possessory Collateral or Control Collateral evidencing or constituting such Common Collateral in its possession or control together with any necessary endorsements to the extent required by the Secured Credit Documents and (2) in the case of any Common Collateral as to which the Controlling Authorized Representative has control (whether pursuant to an account control agreement or otherwise), the Controlling Authorized Representative and the applicable Grantor, at the Grantors’ sole cost and expense, shall take such actions, if any, as requested by the successor Controlling Authorized Representative as are required to cause control over such Common Collateral to become vested in the successor Controlling Authorized Representative.

ARTICLE III

Existence and Amounts of Liens and Obligations

Whenever the Controlling Authorized Representative or any Authorized Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First-Priority Obligations of any Series, or the Common Collateral subject to any Lien securing the First-Priority Obligations of any Series, it may request that such information be furnished to it in writing by each other Authorized Representative and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that, if an Authorized Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Controlling Authorized Representative or Authorized Representative shall be entitled to make any such determination or not make any determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of a Responsible Officer of the Borrower. The Controlling Authorized Representative and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any First-Priority Secured Party or any other person as a result of such determination, except to the extent determined by a court of competent jurisdiction in a final, nonappealable judgment to have resulted from gross negligence or willful misconduct of such Authorized Representative.

ARTICLE IV

The Controlling Authorized Representative

SECTION 4.01. Appointment and Authority.

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Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(a) Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other duty on the Controlling Authorized Representative to any Non-Controlling Secured Party or to give any Non-Controlling Secured Party the right to direct the Controlling Authorized Representative, except that the Controlling Authorized Representative shall be obligated to distribute proceeds of any Common Collateral in accordance with Section 2.01 hereof.

Each Non-Controlling Secured Party acknowledges and agrees that the Controlling Authorized Representative shall be entitled, for the benefit of the First-Priority Secured Parties, to sell, transfer or otherwise dispose of or deal with any Common Collateral as provided herein and in the First-Priority Collateral Documents for which the Controlling Authorized Representative is the collateral agent of such Common Collateral, without regard to any rights to which Non-Controlling Secured Parties would otherwise be entitled as a result of holding any First-Priority Obligations. Without limiting the generality of the foregoing, each Non-Controlling Secured Party agrees that none of the Controlling Authorized Representative or any other First-Priority Secured Party shall have any duty or obligation first to marshal or realize upon any type of Common Collateral (or any other Collateral securing any of the First-Priority Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Common Collateral (or any other Collateral securing any First-Priority Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. Notwithstanding any other provision of this Agreement, the Controlling Authorized Representative shall not accept any Common Collateral in full or partial satisfaction of any First-Priority Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction without the consent of each Authorized Representative representing holders of First-Priority Obligations for whom such Collateral constitutes Common Collateral.

SECTION 4.02. Rights as a First-Priority Secured Party. The Person serving as the Controlling Authorized Representative hereunder shall have the same rights and powers in its capacity as a First-Priority Secured Party under any Series of First-Priority Obligations that it holds as any other First-Priority Secured Party of such Series and may exercise the same as though it were not the Controlling Authorized Representative and the term “First-Priority Secured Party” or “First-Priority Secured Parties” or (as applicable) “Revolving Credit Agreement Secured Party”, “Revolving Credit Agreement Secured Parties”, “Other First-Priority Secured Party” or “Other First-Priority Secured Parties” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Controlling Authorized Representative hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Controlling Authorized Representative hereunder and without any duty to account therefor to any other First-Priority Secured Party.

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SECTION 4.03. Exculpatory Provisions.

(a) The Controlling Authorized Representative shall not have any duties or obligations except those expressly set forth herein and in the other First-Priority Collateral Documents. Without limiting the generality of the foregoing, the Controlling Authorized Representative:

(i) shall not be subject to any fiduciary or other implied duties of any kind or nature to any Person, regardless of whether an Event of Default has occurred and is continuing;

(ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other First-Priority Collateral Documents; provided that the Controlling Authorized Representative shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Controlling Authorized Representative to liability or that is contrary to any First-Priority Collateral Document or applicable law;

(iii) shall not, except as expressly set forth herein and in the other First-Priority Collateral Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Controlling Authorized Representative or any of its Affiliates in any capacity;

(iv) shall not be liable for any action taken or not taken by it (i) in the absence of its own gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final and non-appealable decision or (ii) in reliance on a certificate of an authorized officer of the Borrower stating that such action is not prohibited by the terms of this Agreement. The Controlling Authorized Representative shall be deemed not to have knowledge of any Event of Default under any Series of First-Priority Obligations unless and until notice describing such Event of Default is given to the Controlling Authorized Representative by the Authorized Representative of such First-Priority Obligations or the Borrower;

(v) shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other First-Priority Collateral Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other First-Priority Collateral Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the First-Priority Collateral Documents, (v) the value or the sufficiency of any Collateral for any Series of First-Priority Obligations, or (vi) the satisfaction of any condition set forth in any Secured Credit Document, other than to confirm receipt of items expressly required to be delivered to the Controlling Authorized Representative;

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(vi) shall not have any fiduciary duties or contractual obligations of any kind or nature under any Other First-Priority Agreement (but shall be entitled to all protections provided to the Authorized Representative therein); and

(vii) with respect to the Revolving Credit Agreement, any Other First-Priority Agreement or any First-Priority Collateral Document, may conclusively assume that the Grantors have complied with all of their obligations thereunder unless it has knowledge of any such non-compliance or is advised in writing by the Authorized Representative thereunder to the contrary specifically setting forth the alleged violation.

(b) Each First-Priority Secured Party acknowledges that, in addition to acting as the initial Controlling Authorized Representative, Morgan Stanley also serves as Revolving Credit Facility Agent under the Revolving Credit Agreement and as Term Loan Agent under the Term Loan Agreement, and each First-Priority Secured Party hereby agrees not to assert any claim (including as a result of any conflict of interest) against Morgan Stanley, or any successor, arising from such roles so long as Morgan Stanley or such successor is either acting in accordance with the express terms of the Revolving Credit Agreement or the Term Loan Agreement, as applicable, or otherwise has not engaged in gross negligence or willful misconduct.

(c) Each Authorized Representative and each First-Priority Secured Party hereby waives any claim it may now or hereafter have against the Controlling Authorized Representative or any other First-Priority Secured Party arising out of (i) any actions which the Controlling Authorized Representative (or any of its representatives), any Authorized Representative or any First-Priority Secured Party takes or omits to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, disposition, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First-Priority Obligations from any account debtor, guarantor or any other party) in accordance with the First-Priority Collateral Documents or any other agreement related thereto or to the collection of the First-Priority Obligations or the valuation, use, protection or release of any security for the First-Priority Obligations, (ii) any election by the Controlling Authorized Representative (or any of its agents), in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code, or (iii) subject to Section 2.05, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code by, the Borrower or any of its Subsidiaries, as debtor-in-possession.

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SECTION 4.04. Reliance by Controlling Authorized Representative. The Controlling Authorized Representative shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Controlling Authorized Representative also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Controlling Authorized Representative may consult with legal counsel (who may include, but shall not be limited to counsel for the Borrower and its Subsidiaries or counsel to the Revolving Credit Facility Agent or any Authorized Representative), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 4.05. Delegation of Duties. The Controlling Authorized Representative may perform any and all of its duties and exercise its rights and powers hereunder or under any other First-Priority Collateral Document by or through any one or more sub-agents appointed by the Controlling Authorized Representative. The Controlling Authorized Representative and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Affiliates of the Controlling Authorized Representative and any such sub-agent.

SECTION 4.06. Non-Reliance on Controlling Authorized Representative and Other First-Priority Secured Parties. Each First-Priority Secured Party acknowledges that it has, independently and without reliance upon the Controlling Authorized Representative, any Authorized Representative or any other First-Priority Secured Party or any of their Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Secured Credit Documents. Each First-Priority Secured Party also acknowledges that it will, independently and without reliance upon the Controlling Authorized Representative, any Authorized Representative or any other First-Priority Secured Party or any of their Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Secured Credit Document or any related agreement or any document furnished hereunder or thereunder.

ARTICLE V

Miscellaneous

SECTION 5.01. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a) if to the Controlling Authorized Representative or the Revolving Credit Facility Agent, to it as provided in the Revolving Credit Agreement;

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(b) if to the Term Loan Agent, to it at as provided in the Term Loan Agreement; and

(c) if to any additional Other Authorized Representative, to it at the address set forth in the applicable Joinder Agreement.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 5.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 5.01. As agreed to in writing among the Controlling Authorized Representative and each Authorized Representative from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

SECTION 5.02. Waivers; Amendment; Joinder Agreements.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall not be prohibited by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Authorized Representative (or its authorized agent) and the Borrower. Notwithstanding anything in this Section 5.02(b) to the contrary, this Agreement may be amended from time to time at the request of the Borrower, at the Borrower’s expense, and without the consent of any Authorized Representative or any First-Priority Secured Party, to add other parties holding Other First-Priority Obligations (or any agent or trustee therefor) in accordance with clause (c) below and Section 5.14, to the extent such obligations are not prohibited by any Secured Credit Document and to extent necessary to reflect the execution and delivery by any Authorized Representative of a Junior Lien Intercreditor Agreement or non-disturbance or similar agreement in accordance with Section 5.15

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below. Each party to this Agreement agrees that (i) at the request (and sole expense) of the Borrower, without the consent of any First-Priority Secured Party, each of the Authorized Representatives shall execute and deliver an acknowledgment and confirmation of such modifications and/or enter into an amendment, a restatement or a supplement of this Agreement to facilitate such modifications (it being understood that such actions shall not be required for the effectiveness of any such modifications) and (ii) the Grantors shall be express third party beneficiaries of this Section 5.02(b). Notwithstanding the foregoing, this Agreement shall terminate with respect to a Series of First-Priority Obligations (and the Authorized Representative with respect thereto) upon the Discharge of such Series of First-Priority Obligations (or in the case of the Revolving Credit Agreement Obligations, the Discharge of the Revolving Credit Agreement Obligations).

(c) Notwithstanding the foregoing, without the consent of any First-Priority Secured Party, any Authorized Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 5.14 and, upon such execution and delivery, such Authorized Representative and the Other First-Priority Secured Parties and Other First-Priority Obligations of the Series for which such Authorized Representative is acting shall be subject to the terms hereof and the terms of the other First-Priority Collateral Documents applicable thereto.

SECTION 5.03. Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other First-Priority Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 5.04. Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 5.05. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or via electronic mail shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 5.06. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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SECTION 5.07. Governing Law. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

SECTION 5.08. Submission to Jurisdiction; Waivers. The Controlling Authorized Representative and each Authorized Representative, on behalf of itself and the First-Priority Secured Parties of the Series for whom it is acting, irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the First-Priority Collateral Documents, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the state and federal courts located in New York County and appellate courts from any thereof and waives any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person (or its Authorized Representative) at the address referred to in Section 5.01 hereof;

(d) agrees that nothing herein shall affect the right of any other party hereto (or any First-Priority Secured Party) to effect service of process in any other manner permitted by law; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.08 any special, exemplary, punitive or consequential damages.

SECTION 5.09. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO IN CONNECTION WITH THE SUBJECT MATTER HEREOF.

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SECTION 5.10. Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.11. Conflicts. In the event of any conflict regarding the priority of the Liens granted to any of the First-Priority Representatives or the exercise of rights or remedies of any of the First-Priority Representatives between the terms of this Agreement and the terms of any of the other Secured Credit Documents or First-Priority Collateral Documents, the terms of this Agreement shall govern.

SECTION 5.12. Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First-Priority Secured Parties in relation to one another. None of the Borrower, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except for rights of the Borrower as a third party beneficiary under Article V (provided that nothing in this Agreement (other than Sections 2.04, 2.05, 2.08, 2.09 and Article V) is intended to or will amend, waive or otherwise modify the provisions of the Revolving Credit Agreement or any Other First-Priority Agreements), and none of the Borrower or any other Grantor may rely on the terms hereof (other than Sections 2.04, 2.05, 2.08, 2.09 and Article V); provided, however, that in no event shall any amendment or other modification of this agreement be effective without the written consent of the Borrower. Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the First-Priority Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 5.13. Authorized Representatives. Each of the Revolving Credit Facility Agent and the Term Loan Agent is executing and delivering this Agreement solely in its capacity as such and pursuant to directions set forth in the Revolving Credit Agreement or the Term Loan Agreement, as applicable; and in so doing, neither the Revolving Credit Facility Agent nor the Term Loan Agent shall be responsible for the terms or sufficiency of this Agreement for any purpose. Neither the Revolving Credit Facility Agent nor the Term Loan Agent shall have any duties or obligations under or pursuant to this Agreement other than such duties expressly set forth in this Agreement as duties on its part to be performed or observed. In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to this Agreement, each of the Revolving Credit Facility Agent and the Term Loan Agent shall have and be protected by all of the rights, immunities, indemnities and other protections granted to it under the Revolving Credit Agreement or the Term Loan Agreement, as applicable.

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SECTION 5.14. Other First-Priority Obligations. The Borrower may from time to time, subject to any limitations contained in any Secured Credit Documents in effect at such time, designate additional indebtedness and related obligations that are, or are to be, secured by Liens on any assets of the Grantors that would, if such Liens were granted, constitute Common Collateral as “Other First-Priority Obligations” hereunder, by delivering to each Authorized Representative party hereto at such time a certificate of a Responsible Officer of the Borrower:

(a) describing the indebtedness and other obligations being designated as Other First-Priority Obligations, and including a statement of the maximum aggregate outstanding principal amount of such indebtedness as of the date of such certificate;

(b) setting forth each of the indentures, credit agreements or other similar agreements (the “Additional First-Priority Agreements”) under which such Other First-Priority Obligations are, or are to be, issued or incurred, and under which the Liens securing such Other First-Priority Obligations are, or are to be, granted or created, and attaching copies of such Additional First-Priority Agreements as each Grantor has executed and delivered to the Person that serves as the collateral agent, collateral trustee or a similar representative for the holders of such Other First-Priority Obligations (such Person, the “Additional First-Priority Agent”) with respect to such Other First-Priority Obligations on the closing date of such Other First-Priority Obligations, certified as being true and complete by a Responsible Officer of the Borrower;

(c) identifying the Person that serves as the Additional First-Priority Agent;

(d) certifying that the incurrence of such Other First-Priority Obligations, the creation of the Liens securing such Other First-Priority Obligations and the designation of such Other First-Priority Obligations as “Other First-Priority Obligations” hereunder do not violate or result in a default under any provision of any Secured Credit Document of any Series in effect at such time; and

(e) attaching a fully completed Joinder Agreement executed and delivered by the Authorized Representative in respect of such Series of Other First-Priority Obligations.

Upon the delivery of such certificate and the related attachments as provided above, the obligations designated in such notice shall become Other First-Priority Obligations for all purposes of this Agreement.

SECTION 5.15. Junior Lien Intercreditor Agreements; Non Disturbance Agreements. The Controlling Authorized Representative, the Term Loan Agent and each other Authorized Representative hereby appoint the Controlling Authorized Representative to act as agent on their behalf pursuant to and in connection with (a) the negotiation, execution, amendment or other modification, termination and replacement of any intercreditor agreements governing any Liens on Common Collateral junior to Liens securing the First-Priority Obligations that are incurred after the date hereof in compliance with the Secured Credit Documents (any such agreement, a “Junior Lien Intercreditor Agreement”), and (b) the negotiation, execution, amendment or other modification, termination and replacement of any non-disturbance or similar agreements in connection with the licensing of intellectual property not prohibited by the Secured Credit Documents. Upon request by the Controlling Authorized Representative, each

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Authorized Representative shall execute and deliver any joinders to such intercreditor or non-disturbance or other agreement and all such authorizations and other instruments to evidence and confirm the appointment of the Controlling Authorized Representative as agent and the Controlling Authorized Representative’s authority in respect of the foregoing.

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IN WITNESS WHEREOF, the parties hereto have caused this First Lien/First Lien Intercreditor Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

MORGAN STANLEY SENIOR FUNDING, INC., as Revolving Credit Facility Agent

By:
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC., as Term Loan Agent

By:
Name:
Title:

[Signature Page to First Lien/First Lien Intercreditor Agreement]

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Annex A

CONSENT OF GRANTORS

Dated: [___], 20[__]

Reference is made to the First Lien/First Lien Intercreditor Agreement, dated as of July 13, 2016, among Morgan Stanley Senior Funding, Inc., as Revolving Credit Facility Agent, Morgan Stanley Senior Funding, Inc., as Term Loan Agent, and each other Authorized Representative from time to time party thereto (as the same may be amended, restated, supplemented, waived, or otherwise modified from time to time, the “Intercreditor Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

Each of the Grantors party hereto has read the foregoing Intercreditor Agreement and consents thereto. Each of the Grantors party hereto agrees that it will not take any action that would be contrary to the express provisions of the foregoing Intercreditor Agreement, agrees to abide by the requirements expressly applicable to it under the foregoing Intercreditor Agreement and agrees that, except as otherwise provided therein, no First-Priority Secured Party shall have any liability to any Grantor for acting in accordance with the provisions of the foregoing Intercreditor Agreement. Each of the Grantors party hereto confirms that the foregoing Intercreditor Agreement is for the sole benefit of the First-Priority Secured Parties and their respective successors and assigns, and that no Grantor is an intended beneficiary or third party beneficiary thereof except to the extent otherwise expressly provided therein.

Each of the Grantors party hereto agrees to take such further action and to execute and deliver such additional documents and instruments (in recordable form, if requested) as the Controlling Authorized Representative may reasonably request to effectuate the terms of and the Lien priorities contemplated by the Intercreditor Agreement.

This Consent of Grantors shall be governed and construed in accordance with the laws of the State of New York. Notices delivered to the Grantors pursuant to this Consent of Grantors shall be delivered in accordance with the notice provisions set forth in the Intercreditor Agreement.

[Signatures follow.]

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IN WITNESS HEREOF, this Consent of Grantors is hereby executed by each of the Grantors as of the date first written above.

UBER TECHNOLOGIES, INC., as a Grantor

By:

Name:
Title:

[Signature Page to First Lien/First Lien Intercreditor Agreement – Consent of Grantors]

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Annex B

Form of Joinder

[FORM OF] JOINDER AGREEMENT NO. [    ] dated as of [    ], 20[    ] (the “Joinder Agreement”) to the FIRST LIEN/FIRST LIEN INTERCREDITOR AGREEMENT dated as of July 13, 2016 (the “Intercreditor Agreement”), among Morgan Stanley Senior Funding, Inc., as Revolving Credit Facility Agent, Morgan Stanley Senior Funding, Inc., as Term Loan Agent, and each other Authorized Representative from time to time party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. The Borrower proposes to issue or incur Other First-Priority Obligations (“Additional First-Priority Obligations”) and the Person identified in the signature pages hereto as the “Additional First-Priority Agent” (the “Additional First-Priority Agent”) will serve as the collateral agent, collateral trustee or a similar representative for the Other First-Priority Secured Parties. The Additional First-Priority Obligations are being designated as Other First-Priority Obligations by the Borrower in accordance with Section 5.14 of the Intercreditor Agreement.

C. The Additional First-Priority Agent wishes to become a party to the Intercreditor Agreement and to acquire and undertake, for itself and on behalf of the Other First-Priority Secured Parties, the rights and obligations of an “Authorized Representative” thereunder. The Additional First-Priority Agent is entering into this Joinder Agreement in accordance with the provisions of the Intercreditor Agreement in order to become an Additional First-Priority Agent and Authorized Representative thereunder.

Accordingly, the Additional First-Priority Agent and the Borrower agree as follows, for the benefit of the Additional First-Priority Agent, the Borrower and each other party to the Intercreditor Agreement:

Section 1. Accession to the Intercreditor Agreement. The Additional First-Priority Agent (a) hereby accedes and becomes a party to the Intercreditor Agreement as an Additional First-Priority Agent and Authorized Representative for the Other First-Priority Secured Parties from time to time in respect of the Other First-Priority Obligations, (b) agrees, for itself and on behalf of the Other First-Priority Secured Parties from time to time in respect of the Additional First-Priority Obligations, to all the terms and provisions of the Intercreditor Agreement and (c) shall have all the rights and obligations of an Authorized Representative under the Intercreditor Agreement.

Section 2. Representations, Warranties and Acknowledgement of the Authorized Representative. The Additional First-Priority Agent represents and warrants to the other Authorized Representatives and the other First-Priority Secured Parties that (a) it has full power and authority to enter into this Joinder Agreement, in its capacity as the Additional First-Priority Agent, (b) this Joinder Agreement has been duly authorized, executed and

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delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Joinder Agreement, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and (c) the Other First-Priority Agreements relating to such Additional First-Priority Obligations provide that, upon the Additional First-Priority Agent’s entry into this Joinder Agreement, the secured parties in respect of such Additional First-Priority Obligations will be subject to and bound by the provisions of the Intercreditor Agreement as Other First-Priority Secured Parties.

Section 3. Counterparts. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when each Authorized Representative shall have received a counterpart of this Joinder Agreement that bears the signature of the Additional First-Priority Agent. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission (including PDF copies) shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.

Section 4. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement.

Section 5. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 6. Severability. In case any one or more of the provisions contained in this Joinder Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Intercreditor Agreement. All communications and notices hereunder to the Authorized Representative shall be given to it at the address set forth under its signature hereto, which information supplements Section 5.01 of the Intercreditor Agreement.

[Signature Pages Follow]

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Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the Additional First-Priority Agent has duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF ADDITIONAL FIRST-PRIORITY AGENT], as ADDITIONAL FIRST-PRIORITY AGENT and AUTHORIZED REPRESENTATIVE for the OTHER FIRST-PRIORITY SECURED PARTIES

By:
Name:
Title:

Address for notices:

attention of:

Telecopy:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Acknowledged by:
MORGAN STANLEY SENIOR FUNDING, INC., as Revolving Credit Facility Agent

By:
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC., as Term Loan Agent

By:
Name:
Title:

UBER TECHNOLOGIES, INC., as a Grantor

By:
Name:
Title:

[OTHER GRANTORS], as a Grantor

By:
Name:
Title:

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT J

AUCTION PROCEDURES

This Exhibit J is intended to summarize certain basic terms of the modified Dutch auction procedures pursuant to and in accordance with the terms and conditions of Section 2.19 of the Term Loan Agreement dated as of July 13, 2016 (as amended, supplemented or otherwise modified as of the date hereof, the “Term Loan Agreement”), among Uber Technologies, the Lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent (the “Administrative Agent”). This Exhibit J is not intended to be a definitive statement of all of the terms and conditions of a modified Dutch auction, the definitive terms and conditions for which shall be set forth in the applicable offering document. None of the Administrative Agent, the Auction Manager, or any of their respective Affiliates makes any recommendation pursuant to any offering document as to whether or not any Lender should sell its Term Loans to a Purchasing Borrower Party pursuant to any offering documents, nor shall the decision by the Administrative Agent or the Auction Manager (or any of their respective Affiliates) in its capacity as a Lender to sell its Term Loans to a Purchasing Borrower Party be deemed to constitute such a recommendation. Each Lender should make its own decision as to whether to sell any of its Term Loans and as to the price to be sought for such Term Loans. In addition, each Lender should consult its own attorney, business advisor or tax advisor as to legal, business, tax and related matters concerning each Auction Purchase Offer and the relevant offering documents. Capitalized terms not otherwise defined in this Exhibit J have the meanings assigned to them in the Term Loan Agreement.

1. Notice Procedures. In connection with each Auction Purchase Offer, the applicable Purchasing Borrower Party will provide notification to the Auction Manager (for distribution to the Lenders of the applicable Class(es)) of the Class or Classes of Term Loans (as determined by such Purchasing Borrower Party in its sole discretion) that will be the subject of such Auction Purchase Offer (each, an “Auction Notice”). Each Auction Notice shall contain (i) the maximum principal amount (calculated on the face amount thereof) of each Class of Term Loans that the applicable Purchasing Borrower Party offers to purchase in such Auction Purchase Offer (the “Auction Amount”), which shall be no less than $10,000,000 (across all such Classes) (unless a lesser amount is agreed to by the Administrative Agent in its reasonable discretion); (ii) the range of discounts to par (the “Discount Range”), expressed as a range of prices (in increments of $5) per $1,000, at which such Purchasing Borrower Party would be willing to purchase Term Loans of each applicable Class in such Auction Purchase Offer; and (iii) the date on which such Auction Purchase Offer will conclude (which date shall not be fewer than three Business Days following the distribution of the Auction Notice to the Lenders of the applicable Class(es)), on which date Return Bids (as defined below) will be due by 1:00 p.m., New York City time (as such date and time may be extended by the Auction Manager, the “Expiration Time”). Such Expiration Time may be extended for a period not exceeding three Business Days upon notice by the Purchasing Borrower Party to the Auction Manager received not less than 24 hours before the original Expiration Time; provided, that only two extensions per offer shall be permitted (unless otherwise approved by the Auction Manager prior to the date of the applicable Auction Purchase Offer). An Auction Purchase Offer shall be regarded as a “failed purchase offer” in the event that either (x) the applicable Purchasing Borrower Party withdraws such Auction Purchase Offer in accordance with the terms hereof or as set forth in

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Section 2.19(b) of the Term Loan Agreement or (y) the Expiration Time occurs with no Qualifying Bids (as defined below) having been received. In the event of a failed purchase offer, no Purchasing Borrower Party shall be permitted to deliver a new Auction Notice prior to the date occurring three Business Days after such withdrawal or Expiration Time, as the case may be. Notwithstanding anything to the contrary contained herein, the applicable Purchasing Borrower Party shall not initiate any Auction Purchase Offer by delivering an Auction Notice to the Auction Manager until after the conclusion (whether successful or failed) of the previous Auction Purchase Offer (if any), whether such conclusion occurs by withdrawal of such previous Auction Purchase Offer or the occurrence of the Expiration Time of such previous Auction Purchase Offer.

2. Reply Procedures. In connection with any Auction Purchase Offer, each Lender of the Term Loans of the applicable Class(es) wishing to participate in such Auction Purchase Offer shall, prior to the Expiration Time, provide the Auction Manager with a notice of participation, in the form included in the applicable offering document (each, a “Return Bid”) which shall specify (i) a discount to par that must be expressed as a price (in increments of $5) per $1,000 in principal amount of Term Loans (the “Reply Price”) of the applicable Class(es) within the Discount Range and (ii) the principal amount of Term Loans of the applicable Class(es), in an amount not less than $1,000,000 or an integral multiple of $1,000 in excess thereof, that such Lender offers for sale at its Reply Price (the “Reply Amount”). A Lender may submit a Reply Amount that is less than the minimum amount and incremental amount requirements described above only if the Reply Amount comprises the entire amount of the Term Loans of the applicable Class(es) held by such Lender. Lenders may only submit one Return Bid per Class per Auction Purchase Offer, but each Return Bid may contain up to three component bids, each of which may result in a separate Qualifying Bid and each of which will not be contingent on any other component bid submitted by such Lender resulting in a Qualifying Bid. In addition to the Return Bid, the participating Lender must execute and deliver, to be held in escrow by the Auction Manager, an Affiliated Assignment and Assumption. No Purchasing Borrower Party will purchase any Term Loans at a price that is outside of the applicable Discount Range, nor will any Return Bids (including any component bids specified therein) submitted at a price that is outside such applicable Discount Range be considered in any calculation of the Applicable Threshold Price (as defined below).

3. Acceptance Procedures. Based on the Reply Prices and Reply Amounts received by the Auction Manager, the Auction Manager, in consultation with the applicable Purchasing Borrower Party, will calculate the lowest purchase price (the “Applicable Threshold Price”) for such Auction Purchase Offer within the Discount Range for such Auction Purchase Offer that will allow such Purchasing Borrower Party to complete the Auction Purchase Offer by purchasing the full Auction Amount (or such lesser amount of Term Loans for which such Purchasing Borrower Party has received Qualifying Bids). Subject to the conditions contained in the Auction Notice, the applicable Purchasing Borrower Party shall purchase Term Loans of the applicable Class(es) from each Lender whose Return Bid is within the Discount Range and contains a Reply Price that is equal to or less than the Applicable Threshold Price (each, a “Qualifying Bid”). All Term Loans of the applicable Class included in Qualifying Bids (including multiple component Qualifying Bids contained in a single Return Bid) received at a Reply Price lower than the Applicable Threshold Price will be purchased at such applicable Reply Prices and shall not be subject to proration. Each participating Lender will receive notice of a Qualifying Bid as soon as reasonably practicable but in no case later than five Business Days from the date of the Expiration Time.

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4. Proration Procedures. All Term Loans offered in Return Bids (or, if applicable, any component bid thereof) constituting Qualifying Bids at the Applicable Threshold Price will be purchased at the Applicable Threshold Price; provided that if the aggregate principal amount of all Term Loans of the applicable Class(es) for which Qualifying Bids have been submitted in any given Auction Purchase Offer at the Applicable Threshold Price would exceed the remaining portion of the Auction Amount (after deducting all Term Loans of the applicable Class(es) to be purchased at prices below the Applicable Threshold Price), the applicable Purchasing Borrower Party shall purchase such Loans ratably based on the relative principal amounts offered by each Lender in an aggregate amount equal to the amount necessary to complete the purchase of the Auction Amount. No Return Bids or any component bid thereof will be accepted above the Applicable Threshold Price.

5. Notification Procedures. The Auction Manager will calculate the Applicable Threshold Price and post the Applicable Threshold Price and proration factor onto an internet or intranet site (including an IntraLinks or other electronic workspace) in accordance with the Auction Manager’s standard dissemination practices by 4:00 p.m. New York City time on the Business Day during which the Expiration Time occurs. The Auction Manager will insert the principal amount of Term Loans of the applicable Class to be assigned and the applicable settlement date into each applicable Affiliated Assignment and Assumption received in connection with a Qualifying Bid. Upon the request of the submitting Lender, the Auction Manager will promptly return any Affiliated Assignment and Assumption received in connection with a Return Bid that is not a Qualifying Bid.

6. Additional Procedures. Once initiated by an Auction Notice, the applicable Purchasing Borrower Party may withdraw an Auction Purchase Offer only if no Qualifying Bid has been received by the Auction Manager at the time of withdrawal. Any Return Bid (including any component bid thereof) delivered to the Auction Manager may not be withdrawn, modified, revoked, terminated or canceled by a Lender. However, an Auction Purchase Offer may become void if the conditions to the purchase set forth in Section 2.19 of the Term Loan Agreement are not met. The purchase price in respect of each Qualifying Bid for which purchase by such Purchasing Borrower Party is required in accordance with the foregoing provisions shall be paid directly by such Purchasing Borrower Party to the respective assigning Lender on a settlement date as determined jointly by such Purchasing Borrower Party and the Auction Manager (which shall be not later than ten Business Days after the date Return Bids are due). The applicable Purchasing Borrower Party shall execute each applicable Affiliated Assignment and Assumption received in connection with a Qualifying Bid. All questions as to the form of documents and eligibility of Term Loans that are the subject of an Auction Purchase Offer will be determined by the Auction Manager, in consultation with the applicable Purchasing Borrower Party, and their determination will be final and binding so long as such determination is not inconsistent with the terms of Section 2.19 of the Term Loan Agreement or this Exhibit J. The Auction Manager’s interpretation of the terms and conditions of the offering document, in consultation with the applicable Purchasing Borrower Party, will be final and binding so long as such interpretation is not inconsistent with the terms of Section 2.19 of the Term Loan Agreement or this Exhibit J. None of the Administrative Agent, the Auction Manager or any of their Affiliates assumes any responsibility for the accuracy or completeness of the information concerning the applicable

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Purchasing Borrower Party, the Loan Parties, or any of their Affiliates (whether contained in an offering document or otherwise) or for any failure to disclose events that may have occurred and may affect the significance or accuracy of such information. This Exhibit J shall not require any Purchasing Borrower Party to initiate any Auction Purchase Offers.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT K

FORM OF U.S. SECURITY AGREEMENT

[See attached]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

SECURITY AGREEMENT

by

UBER TECHNOLOGIES, INC.,

as the Borrower,

THE GUARANTORS FROM TIME TO TIME PARTY HERETO

and

MORGAN STANLEY SENIOR FUNDING, INC.,

as Administrative Agent

______________________

Dated as of July 13, 2016

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

TABLE OF CONTENTS

		Page
PREAMBLE		1

RECITALS		1

AGREEMENT		1

	ARTICLE I

	DEFINITIONS AND INTERPRETATION

SECTION 1.1.	Definitions	2
SECTION 1.2.	Interpretation	4
SECTION 1.3.	Resolution of Drafting Ambiguities	4
SECTION 1.4.	Security Interest or Lien References	4

	ARTICLE II

	GRANT OF SECURITY
SECTION 2.1.	Grant of Security Interest	4
SECTION 2.2.	Filings	5

	ARTICLE III

	PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
	USE OF PLEDGED COLLATERAL

SECTION 3.1.	Delivery of Certificated Pledged Equity	5
SECTION 3.2.	Limited Liability Company and Partnership Interests	6
SECTION 3.3.	[Reserved]	6
SECTION 3.4.	Joinder of Additional Guarantors	6
SECTION 3.5.	Supplements; Further Assurances	6

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		Page
	ARTICLE IV

	REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 4.1.	Title	7
SECTION 4.2.	Validity of Security Interest	8
SECTION 4.3.	Defense of Claims; Transferability of Pledged Collateral	8
SECTION 4.4.	[Reserved]	8
SECTION 4.5.	Information Regarding Collateral	8
SECTION 4.6.	Due Authorization and Issuance	8
SECTION 4.7.	Pledgors and Pledged Collateral
SECTION 4.8.	Intellectual Property	9

	ARTICLE V

	CERTAIN PROVISIONS CONCERNING PLEDGED EQUITY

SECTION 5.1.	Pledge of Additional Pledged Equity	9
SECTION 5.2.	Voting Rights; Distributions; etc	9
SECTION 5.3.	[Reserved]	11
SECTION 5.4.	Certain Agreements of Pledgors as Issuers and Holders of Equity
	Interests	11

	ARTICLE VI

	CERTAIN PROVISIONS CONCERNING INTELLECTUAL
	PROPERTY Collateral

SECTION 6.1.	Grant of Intellectual Property License	11
SECTION 6.2.	Protection of Administrative Agent’s Security	12
SECTION 6.3.	After-Acquired Property	12
SECTION 6.4.	Litigation	12

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		Page
	ARTICLE VII

	[RESERVED]

	ARTICLE VIII

	TRANSFERS

SECTION 8.1.	Transfers of Pledged Collateral	13

	ARTICLE IX

	REMEDIES

SECTION 9.1.	Remedies	13
SECTION 9.2.	Notice of Sale	15
SECTION 9.3.	Waiver of Notice and Claims	15
SECTION 9.4.	Certain Sales of Pledged Collateral	16
SECTION 9.5.	No Waiver; Cumulative Remedies	17
SECTION 9.6.	Certain Additional Actions Regarding Pledged IP Collateral	17

	ARTICLE X

	APPLICATION OF PROCEEDS

SECTION 10.1.	Application of Proceeds	17

	ARTICLE XI

	MISCELLANEOUS

SECTION 11.1.	Concerning Administrative Agent	18
SECTION 11.2.	Administrative Agent May Perform; Administrative Agent Appointed Attorney-in-Fact	19
SECTION 11.3.	Continuing Security Interest; Assignment	20
SECTION 11.4.	Termination; Release	20
SECTION 11.5.	Modification in Writing	20
SECTION 11.6.	Notices	21

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		Page
SECTION 11.7.	Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial	21
SECTION 11.8.	Severability of Provisions	21
SECTION 11.9.	Execution in Counterparts	21
SECTION 11.10.	Business Days	21
SECTION 11.11.	No Credit for Payment of Taxes or Imposition	21
SECTION 11.12.	No Claims Against Administrative Agent	22
SECTION 11.13.	No Release	22
SECTION 11.14.	Obligations Absolute	22
SECTION 11.15.	Intercreditor Agreement Governs	23

SIGNATURES		S-1

SCHEDULE 1	Pledgor Information
SCHEDULE 2	Pledged Equity
SCHEDULE 3	Certain Pledged IP Collateral

EXHIBIT 1	Form of Pledge Amendment
EXHIBIT 2	Form of Joinder Agreement
EXHIBIT 3	Form of Copyright Security Agreement
EXHIBIT 4	Form of Patent Security Agreement
EXHIBIT 5	Form of Trademark Security Agreement

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SECURITY AGREEMENT

This SECURITY AGREEMENT dated as of July 13, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”) made by UBER TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”) and the GUARANTORS from to time to time party hereto (the “Guarantors”), as pledgors, assignors and debtors (the Borrower together with the Guarantors, in such capacities and together with any successors in such capacities, the “Pledgors,” and each, a “Pledgor”), in favor of MORGAN STANLEY SENIOR FUNDING, INC., in its capacity as administrative agent pursuant to the Credit Agreement (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Administrative Agent”).

R E C I T A L S:

A. The Borrowers, the Guarantors, the Administrative Agent and the lending institutions listed therein have, in connection with the execution and delivery of this Agreement, entered into that certain Term Loan Agreement, dated as of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; which term shall also include and refer to any increase in the amount of indebtedness under the Credit Agreement).

B. Each Guarantor has, pursuant to a Guaranty, unconditionally guaranteed the Obligations.

C. Each of the Borrower and each Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Credit Agreement and the other Loan Documents and each is, therefore, willing to enter into this Agreement.

D. This Agreement is given by each Pledgor in favor of the Administrative Agent for the benefit of the Secured Parties to secure the payment and performance of all of the Obligations.

E. It is a condition to (i) the obligations of the Lenders to make the Loans under the Credit Agreement and (ii) the performance of the obligations of the Secured Parties, that each Pledgor execute and deliver this Agreement.

A G R E E M E N T:

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Administrative Agent hereby agree as follows:

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ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1. Definitions.

(a) Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC.

(b) Capitalized terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

(c) The following terms shall have the following meanings:

“Administrative Agent” shall have the meaning assigned to such term in the Preamble hereof.

“Agreement” shall have the meaning assigned to such term in the Preamble hereof.

“Borrower” shall have the meaning assigned to such term in the Preamble hereof.

“Copyright Security Agreement” shall mean an agreement substantially in the form of Exhibit 3 hereto.

“Copyrights” shall mean, collectively, with respect to each Pledgor, all copyrights owned by such Pledgor and registered with the USCO and all registrations and published applications with the USCO for the foregoing, in each case, whether now owned or hereafter created or acquired by such Pledgor, and in each case except to the extent constituting Excluded IP.

“Credit Agreement” shall have the meaning assigned to such term in Recital A hereof.

“Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Equity, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Equity.

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“Excluded IP” means any Patent, Trademark or Copyright not set forth on Schedule 3 hereto (as amended, supplemented or otherwise updated or confirmed from time to time).

“Guarantors” shall have the meaning assigned to such term in the Preamble hereof.

“Joinder Agreement” shall mean an agreement substantially in the form of Exhibit 2 hereto.

“Patent Security Agreement” shall mean an agreement substantially in the form of Exhibit 4 hereto.

“Patents” shall mean, collectively, with respect to each Pledgor, all patents owned by such Pledgor and registered with the USPTO and all registrations and published applications with the USPTO for the foregoing, in each case, whether now owned or hereafter created or acquired by such Pledgor, and in each case except to the extent constituting Excluded IP.

“Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.

“Pledged Equity” shall mean, collectively, with respect to each Pledgor, Equity Interests owned directly by such Pledgor in any Guarantor and in any Material Foreign Subsidiary and to the extent not constituting Excluded Collateral.

“Pledged IP Collateral” shall mean, collectively, Patents, Trademarks and Copyrights, in each case to the extent not constituting Excluded Collateral.

“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.

“Trademark Security Agreement” shall mean an agreement substantially in the form of Exhibit 5 hereto.

“Trademarks” shall mean, collectively, with respect to each Pledgor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URLs), domain names, corporate names and trade names, owned by such Pledgor and registered with the USPTO and all registrations and published applications with the USPTO for the foregoing, in each case, whether now owned or hereafter created or acquired by such Pledgor, and in each case except to the extent constituting Excluded IP.

3

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“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Administrative Agent’s and the Secured Parties’ security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

SECTION 1.2. Interpretation. The rules of interpretation specified in the Credit Agreement (including Section 1.03 thereof) shall be applicable to this Agreement.

SECTION 1.3. Resolution of Drafting Ambiguities. Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Administrative Agent) shall not be employed in the interpretation hereof.

SECTION 1.4. Security Interest or Lien References. Notwithstanding anything to the contrary, any reference in any Loan Document to “first priority security interest”, “first priority Liens”, “perfected security interest”, “perfected Liens” or terms with the equivalent meaning shall be deemed to be followed by the phrase “(other than Permitted Liens)”, and such perfection and priority shall be subject to the limitations set forth in Section 5.10(c) of the Credit Agreement, Sections 3.4 and 3.5(b), to any requirements for perfection or priority not expressly required to be taken by this Agreement and to any provisions of any Intercreditor Agreement relating to control and possession of the Pledged Collateral.

ARTICLE II

GRANT OF SECURITY

SECTION 2.1. Grant of Security Interest. As collateral security for the payment and performance in full of all the Obligations, each Pledgor hereby pledges and grants to the Administrative Agent for the benefit of the Secured Parties, a Lien on and security interest in all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):

(i) all Pledged Equity;

(ii) all Pledged IP Collateral; and

(iii) all Proceeds of each of the foregoing.

4

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For the avoidance of doubt, this Agreement shall not constitute a grant of a Lien on or security interest in any Excluded Collateral.

SECTION 2.2. Filings.

(a) Subject to Section 3.5(b) hereof, each Pledgor hereby irrevocably authorizes the Administrative Agent at any time and from time to time prior to the termination of this Agreement to file in any relevant U.S. jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor and (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law. Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Administrative Agent promptly upon request by the Administrative Agent and the Administrative Agent agrees to make available to such Pledgor copies of any such filings.

(b) Subject to Section 3.5(b) hereof, each Pledgor hereby further authorizes the Administrative Agent to file with the USPTO and the USCO, as applicable, any Copyright Security Agreements, any Patent Security Agreements, any Trademark Security Agreements and any other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder in the Pledged IP Collateral, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Administrative Agent, as secured party. Without limiting the generality of the foregoing, each Pledgor agrees to execute and deliver to the Administrative Agent on the date hereof any Copyright Security Agreements, any Patent Security Agreements and any Trademark Security Agreements reasonably requested by the Administrative Agent for purposes of recording the security interest granted herein in the Pledged IP Collateral to the Administrative Agent with the USPTO and the USCO, as applicable.

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;

USE OF PLEDGED COLLATERAL

SECTION 3.1. Delivery of Certificated Pledged Equity. Subject to Section 3.5(b) hereof, each Pledgor represents and warrants as of the Effective Date that all certificates representing or evidencing the Pledged Equity in existence on the Effective Date have been delivered to the Administrative Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Administrative Agent has a perfected first priority security interest therein (subject to Permitted Liens). Each Pledgor hereby agrees that all certificates representing or evidencing Pledged

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Equity acquired by such Pledgor after the Effective Date shall, in accordance with the terms of Section 5.10 of the Credit Agreement, be delivered to the Administrative Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Administrative Agent or any of its nominees or endorse for negotiation any or all of the Pledged Equity, without any indication that such Pledged Equity is subject to the security interest hereunder.

SECTION 3.2. Limited Liability Company and Partnership Interests. Each Pledgor that is a limited liability company or a partnership represents, warrants and covenants that to the extent the Equity Interests in such Pledgor are not certificated, such Pledgor shall not include in its organizational documents any provision that such Equity Interests be a “security” as defined under Article 8 of the UCC.

SECTION 3.3. [Reserved].

SECTION 3.4. Joinder of Additional Guarantors. The Pledgors shall cause each Subsidiary which, from time to time after the date hereof, shall be required to become a Pledgor and pledge any assets to the Administrative Agent for the benefit of the Secured Parties pursuant to Section 5.10 of the Credit Agreement, to execute and deliver to the Administrative Agent a Joinder Agreement substantially in the form of Exhibit 2 hereto in accordance with the terms of Section 5.10 of the Credit Agreement and, upon such execution and delivery, such Subsidiary shall constitute a “Guarantor” and a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Guarantor and a Pledgor herein. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement.

SECTION 3.5. Supplements; Further Assurances.

(a) Subject to Section 3.5(b) hereof, upon reasonable written request by the Administrative Agent, each Pledgor shall take such further actions, and execute and/or deliver to the Administrative Agent such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as the Administrative Agent may in its reasonable judgment deem necessary or appropriate in order to create, perfect, preserve and protect the security interest in the Pledged Collateral and the rights and interests granted to the Administrative Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm the validity, enforceability and priority of the Administrative Agent’s security interest in the Pledged Collateral or permit the Administrative Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral, including the filing of financing statements and continuation statements and other documents under the UCC (or other similar laws) in effect in any U.S. jurisdiction with respect to the security interest created hereby, all in form reasonably satisfactory to the Administrative Agent and in such offices (including the

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USPTO and the USCO) wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Pledged Collateral. If an Event of Default has occurred and is continuing, the Administrative Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Administrative Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgors.

(b) Notwithstanding anything herein to the contrary, the Pledgors shall not be required, nor shall the Administrative Agent be authorized, (A) to take any additional steps to perfect the security interests or Liens hereunder by any means other than by (1) filings pursuant to the UCC in the office of the secretary of state (or similar central filing office) of the relevant States(s) and filings with the USPTO and the USCO filings pursuant to the terms of Section 2.2 hereof and (2) delivery to the Administrative Agent to be held in its possession of all Pledged Collateral consisting of certificated Pledged Equity required to be pledged and delivered pursuant to Section 5.10 of the Credit Agreement and Section 3.1 hereof, (B) to take any action with respect to any assets located outside of the United States other than with respect to the pledge of the Pledged Equity of any Material Foreign Subsidiary in the Applicable Foreign Jurisdiction (it being understood that there shall be no security agreements, pledge agreements or other Security Documents that will be governed under the laws of any non-U.S. jurisdiction other than, with respect to the pledge of the Equity Interests of any Material Foreign Subsidiary, the Applicable Foreign Jurisdiction), (C) to make or authorize any filings with respect to Pledged IP Collateral other than pursuant to the terms of Section 2.2(c) hereof, (D) to enter into any control agreement with respect to any Pledged Collateral or (E) to require the amendment of any limited liability company agreements or other organizational documents for any Subsidiary of the Borrower, the certification of uncertificated securities or the delivery of any director resignation letters in respect of any Foreign Subsidiaries.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Pledgor represents, warrants and covenants as follows:

SECTION 4.1. Title. Except for the security interest granted to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement and Permitted Liens, such Pledgor owns and has rights to use and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own and have rights to use, each item of Pledged Collateral pledged by it hereunder, free and clear of any and all Liens.

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SECTION 4.2. Validity of Security Interest. The security interest in and Lien on the Pledged Collateral granted to the Administrative Agent for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral under U.S. state and federal law securing the payment and performance of the Obligations, and (b) (i) when financing statements and other filings in appropriate form are filed in the applicable filing offices specified in Schedule 3.17 (as amended, supplemented or otherwise updated or confirmed from time to time) to the Credit Agreement and (ii) upon the taking of possession or control by the Administrative Agent of the Pledged Collateral together with instruments of transfer duly endorsed in blank with respect to which a security interest may be perfected only by possession or control, the Liens created herein shall constitute fully perfected Liens on, and security interests in, all right, title and interest of the Pledgors in the Pledged Collateral (other than such Pledged Collateral in which a security interest cannot be perfected under the UCC as in effect at the relevant time in the relevant jurisdiction), in each case subject to no Liens other than Permitted Liens.

SECTION 4.3. Defense of Claims; Transferability of Pledged Collateral. Subject to Section 5.04 of the Credit Agreement and except for dispositions not prohibited by the Credit Agreement or this Agreement, each Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral (in the case of the Pledged IP Collateral, the failure of which to own (or have rights to) would reasonably be expected to have a Material Adverse Effect) pledged by it hereunder and the security interest therein and Lien thereon granted to the Administrative Agent and the priority thereof as described in Section 4.2 hereof against all claims and demands of all Persons at any time claiming any interest therein adverse to the Administrative Agent or any other Secured Party (other than Permitted Liens), in each case at its own cost and expense.

SECTION 4.4. [Reserved].

SECTION 4.5. Information Regarding Collateral. Each Pledgor shall promptly (and, in any event, in sufficient time to enable all filings to be made within any applicable statutory period under the UCC that are required in order for the Administrative Agent to continue at all times following such change to have a perfected security interest in the Pledged Collateral) notify the Administrative Agent in writing of any change in (a) such Pledgor’s legal name, (b) the location of such Pledgor’s chief executive office or (c) such Pledgor’s jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction). Each Pledgor agrees to promptly provide the Administrative Agent with certified organizational documents reflecting any of the changes described in the preceding sentence.

SECTION 4.6. Due Authorization and Issuance. Any Pledged Equity existing on the date hereof has been, and to the extent any Pledged Equity is hereafter issued, such Pledged Equity will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable to the extent applicable.

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SECTION 4.7. Pledgors and Pledged Collateral. Each Pledgor represents and warrants as of the Effective Date and as of each date on which any schedule hereto shall be amended, supplemented or otherwise modified or confirmed from time to time pursuant to Section 5.01(f), Section 5.10 or Section 5.11 of the Credit Agreement or Section 5.1 hereof, that:

(a) Schedule 1 hereto sets forth, with respect to each Pledgor as of such date, (A) the exact legal name of such Pledgor, as such name appears in its certificate of incorporation or other applicable organizational document, (B) the type of entity, Federal Taxpayer Identification Number, if any, and jurisdiction of formation of such Pledgor and (C) the address of such Pledgor’s chief executive office;

(b) Schedule 2 hereto sets forth, with respect to each Pledgor as of such date, a true and complete list of the Pledged Equity owned by such Pledgor; and

(c) Schedule 3 hereto sets forth, with respect to each Pledgor, a true and complete list of all Patents, Trademarks and Copyrights of Pledgor as of such date that principally relate to a primary line of business of the Borrower and its Restricted Subsidiaries.

SECTION 4.8. Intellectual Property. As of the Effective Date, all registrations and applications for Copyrights, Patents and Trademarks included in the Pledged IP Collateral are in full force and effect, and to the Pledgor’s knowledge, valid and enforceable, in each case except as would not reasonably be expected to have a Material Adverse Effect.

ARTICLE V

CERTAIN PROVISIONS CONCERNING PLEDGED EQUITY

SECTION 5.1. Pledge of Additional Pledged Equity. Each Pledgor shall, upon obtaining any Pledged Equity of any Person, accept the same for the benefit of the Administrative Agent and deliver to the Administrative Agent, in accordance with the terms of Section 5.10 of the Credit Agreement, a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 1 hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 hereof and Section 3.2 hereof in respect of the additional Pledged Equity which are to be pledged pursuant to this Agreement. Each Pledgor hereby authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Equity listed on any Pledge Amendment delivered to the Administrative Agent shall for all purposes hereunder be considered Pledged Collateral.

SECTION 5.2. Voting Rights; Distributions; etc.

(a) So long as no Event of Default shall have occurred and be continuing:

(i) each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Equity or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Credit Agreement or any other document evidencing the Obligations; provided, however, that no Pledgor shall in any event exercise such rights in any manner which would reasonably be expected to have a Material Adverse Effect; and

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(ii) each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions; provided, however, that any and all such Distributions consisting of Pledged Equity shall be forthwith delivered to the Administrative Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received for the benefit of the Administrative Agent and be delivered to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement) in accordance with the terms of Section 5.10 of the Credit Agreement.

(b) So long as no Event of Default shall have occurred and be continuing, the Administrative Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof.

(c) Upon the occurrence and during the continuance of any Event of Default:

(i) all rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall immediately cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights; and

(ii) all rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall immediately cease and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

(d) Upon the occurrence and during the continuance of any Event of Default, each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Administrative Agent appropriate instruments as the Administrative Agent may request in order to permit the Administrative Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(c)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(c)(ii) hereof.

(e) All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(c)(ii) hereof shall be received for the benefit of the Administrative Agent, shall be segregated from other funds of such Pledgor and shall promptly (but in any event within two Business Days, or such later date as may be agreed to by the Administrative Agent in its sole discretion) be paid over to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

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SECTION 5.3. [Reserved].

SECTION 5.4. Certain Agreements of Pledgors as Issuers and Holders of Equity Interests.

(a) In the case of each Pledgor which is an issuer of Pledged Equity, such Pledgor agrees to be bound by the terms of this Agreement relating to the Pledged Equity issued by it and will comply with such terms insofar as such terms are applicable to it.

(b) In the case of each Pledgor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable organizational document to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Equity in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Equity to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be.

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL PROPERTY COLLATERAL

SECTION 6.1. Grant of Intellectual Property License. For the purpose of enabling the Administrative Agent, during the continuance of an Event of Default, to exercise rights and remedies under Article IX hereof, and only at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Administrative Agent an irrevocable (except in accordance with Section 11.4 hereof), non-exclusive license, subject, in the case of Trademarks owned by such Pledgor, to sufficient quality control of goods and services and inspection rights in favor of such Pledgor necessary to avoid the risk of invalidation of such Trademarks under applicable law, to use, license or sublicense any of the Pledged IP Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

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SECTION 6.2. Protection of Administrative Agent’s Security. On a continuing basis, each Pledgor shall, at its sole cost and expense with respect to any Pledged IP Collateral, the failure of which to own (or have rights to) and with respect to actions the failure of which to take would reasonably be expected to have a Material Adverse Effect, (i) promptly following its becoming aware thereof, notify the Administrative Agent of any adverse determination in any proceeding or the institution of any proceeding in any federal, state or local court or administrative body or in the USPTO or the USCO regarding any such Pledged IP Collateral that would reasonably be expected to have a Material Adverse Effect, (ii) not permit to lapse or become abandoned any such Pledged IP Collateral owned (now or hereafter by such Pledgor); (iii) upon such Pledgor’s obtaining knowledge thereof, promptly notify the Administrative Agent in writing of any event which will materially and adversely affect the rights and remedies of the Administrative Agent in relation to any such Pledged IP Collateral, including a levy or threat of levy or any legal process against any such Pledged IP Collateral, and (iv) diligently keep adequate records respecting all such Pledged IP Collateral consistent with such Pledgor’s past practices with respect to such records. Nothing in the foregoing clauses (i) through (iv) shall be construed as prohibiting or restricting a Pledgor from effecting any transaction not prohibited by the Credit Agreement (including, without limitation, a transfer, conveyance, sale or other disposition or license not prohibited by the Credit Agreement or this Agreement).

SECTION 6.3. After-Acquired Property. If any Pledgor shall at any time after the date hereof (i) obtain any ownership interest in any additional Pledged IP Collateral or renewal thereof or (ii) if any published intent-to use trademark application is no longer subject to clause (a) of the definition of Excluded Collateral, the provisions hereof shall automatically apply thereto and any such item enumerated in the preceding clause (i) or (ii) shall automatically constitute Pledged IP Collateral as if constituting Pledged IP Collateral on the Effective Date and shall be subject to the Lien and security interest created by this Agreement without further action by any party. Each Pledgor may modify this Agreement by amending Schedule 3 hereto to include any Pledged IP Collateral of such Pledgor acquired or arising after the date hereof in accordance with the terms of Section 5.01(f) of the Credit Agreement.

SECTION 6.4. Litigation. Each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Pledged IP Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Pledged IP Collateral. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall have the right but shall in no way be obligated to file applications for protection of the Pledged IP Collateral to enforce the Pledged IP Collateral and any license thereunder.

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ARTICLE VII

[RESERVED]

ARTICLE VIII

TRANSFERS

SECTION 8.1. Transfers of Pledged Collateral. The Pledgors shall not be restricted from selling, licensing or otherwise transferring any Pledged Collateral (and upon any sale or other transfer, the applicable Pledged Collateral will be released from the Liens thereon to the extent set forth in Section 11.4 hereof).

ARTICLE IX

REMEDIES

SECTION 9.1. Remedies. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:

(i) To the fullest extent permitted by applicable law, personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

(ii) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto for the benefit of the Administrative Agent and shall promptly (but in no event later than one Business Day after receipt thereof or such later date as may be agreed to by the Administrative Agent in its sole discretion) pay such amounts to the Administrative Agent;

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(iii) Sell, assign, grant a license (in the case of Trademarks, subject to sufficient quality control of goods and services and inspection rights in favor of such Pledgor necessary to avoid the risk of invalidation of such Trademarks under applicable law) to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

(iv) Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Administrative Agent at any place or places so designated by the Administrative Agent, in which event such Pledgor shall at its own expense: (A) promptly cause the same to be moved to the place or places designated by the Administrative Agent and therewith delivered to the Administrative Agent, (B) store and keep any Pledged Collateral so delivered to the Administrative Agent at such place or places pending further action by the Administrative Agent and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor’s obligation to deliver the Pledged Collateral as contemplated in this Section 9.1(iv) hereof is of the essence hereof. Upon application to a court of equity having jurisdiction, the Administrative Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;

(v) Retain and apply the Distributions to the Obligations as provided in Article X hereof;

(vi) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and

(vii) Exercise all the rights and remedies of a secured party on default under the UCC, and the Administrative Agent may also in its sole discretion, without notice except as otherwise specified in this Agreement, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable. The Administrative Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of the Pledged Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Obligations owed to such person as a credit on account of the purchase price of the Pledged Collateral or any part thereof payable by such person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed

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absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Administrative Agent shall not be obligated to make any sale of the Pledged Collateral or any part thereof regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Administrative Agent arising by reason of the fact that the price at which the Pledged Collateral or any part thereof may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

SECTION 9.2. Notice of Sale. Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of the Pledged Collateral or any part thereof shall be required by law, ten (10) days’ prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

SECTION 9.3. Waiver of Notice and Claims. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Administrative Agent’s taking possession or the Administrative Agent’s disposition of the Pledged Collateral or any part thereof, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Administrative Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Administrative Agent shall not be liable for any incorrect or improper payment made pursuant to this Article IX in the absence of bad faith, gross negligence or willful misconduct on the part of the Administrative Agent. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

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SECTION 9.4. Certain Sales of Pledged Collateral.

(a) Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall not be deemed unreasonable solely because it is a restricted sale and that, except as may be required by applicable law, the Administrative Agent shall have no obligation to engage in public sales.

(b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Pledged Equity, to limit purchasers to persons who will agree, among other things, to acquire such Pledged Equity for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed unreasonable solely because it is a private sale and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Equity for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

(c) [Reserved].

(d) If the Administrative Agent determines to exercise its right to sell any or all of the Pledged Equity, upon written request, the applicable Pledgor shall from time to time furnish to the Administrative Agent all such information as the Administrative Agent may request in order to determine the number of securities included in the Pledged Equity which may be sold by the Administrative Agent as exempt transactions under the Securities Act and the rules of the SEC thereunder, as the same are from time to time in effect.

(e) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9.4 will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9.4 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants (except for a defense (i) that no Event of Default has occurred and is continuing or (ii) of payment in full of the Obligations (other than contingent indemnification obligations not yet accrued and payable)).

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SECTION 9.5. No Waiver; Cumulative Remedies.

(a) No failure on the part of the Administrative Agent to exercise, no course of dealing with respect to, and no delay on the part of the Administrative Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Administrative Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or otherwise available.

(b) In the event that the Administrative Agent shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Administrative Agent, then and in every such case, the Pledgors, the Administrative Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies, privileges and powers of the Administrative Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.

SECTION 9.6. Certain Additional Actions Regarding Pledged IP Collateral. If any Event of Default shall have occurred and be continuing, upon the written demand of the Administrative Agent, each Pledgor shall execute and deliver to the Administrative Agent an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and such other documents as are necessary or appropriate to carry out the intent and purposes hereof.

ARTICLE X

APPLICATION OF PROCEEDS

SECTION 10.1. Application of Proceeds. Subject to the Revolver Intercreditor Agreement, the proceeds received by the Administrative Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Administrative Agent of its remedies shall be applied, together with any other sums then held by the Administrative Agent pursuant to this Agreement, in accordance with the Credit Agreement.

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ARTICLE XI

MISCELLANEOUS

SECTION 11.1. Concerning Administrative Agent.

(a) The Administrative Agent has been appointed as administrative agent pursuant to the Credit Agreement. The actions of the Administrative Agent hereunder are subject to the provisions of the Credit Agreement. The Administrative Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Credit Agreement. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Administrative Agent may resign and a successor Administrative Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Administrative Agent by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent under this Agreement, and the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Administrative Agent.

(b) The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Administrative Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Administrative Agent nor any of the Secured Parties nor any of their respective directors, officers, employees or agents shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Equity, whether or not the Administrative Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person with respect to any Pledged Collateral.

(c) The Administrative Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

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(d) If any item of Pledged Collateral also constitutes collateral granted to the Administrative Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, the provisions hereof shall control.

(e) The Administrative Agent may rely on advice of counsel as to whether any or all UCC financing statements of the Pledgors need to be amended as a result of any of the changes described in Section 4.5 hereof. If any Pledgor fails to provide information to the Administrative Agent about such changes on a timely basis, the Administrative Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Pledgor’s property constituting Pledged Collateral, for which the Administrative Agent needed to have information relating to such changes. The Administrative Agent shall have no duty to inquire about such changes if any Pledgor does not inform the Administrative Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Administrative Agent to search for information on such changes if such information is not provided by any Pledgor.

SECTION 11.2. Administrative Agent May Perform; Administrative Agent Appointed Attorney-in-Fact. If any Pledgor shall fail to perform any covenants contained in this Agreement (including such Pledgor’s covenants to (i) pay and discharge any taxes, assessments and special assessments, levies, fees and governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion of the Pledged Collateral, (ii) make repairs, (iii) discharge Liens or (iv) pay or perform any obligations of such Pledgor under any Pledged Collateral) or if any representation or warranty on the part of any Pledgor contained herein shall be breached, the Administrative Agent may (but shall not be obligated to) upon the occurrence and during the continuance of an Event of Default and upon notice to the Pledgor do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Administrative Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of the Credit Agreement. Any and all amounts so expended by the Administrative Agent shall be paid by the Pledgors in accordance with the provisions of Section 10.03 of the Credit Agreement. Neither the provisions of this Section 11.2 nor any action taken by the Administrative Agent pursuant to the provisions of this Section 11.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Administrative Agent its attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time solely after the occurrence and during the continuance of an Event of Default and after the failure of such Pledgors to take such required actions as set forth in the first sentence of this Section 11.2 in the Administrative Agent’s discretion to take any action and to execute any instrument consistent with the terms of the Credit Agreement, this Agreement and the other Security Documents which the Administrative Agent may deem necessary or advisable to accomplish

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the purposes hereof (but the Administrative Agent shall not be obligated to and shall have no liability to such Pledgor or any third party for failure to so do or take action). The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

SECTION 11.3. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and the other Secured Parties and each of their respective successors, transferees and assigns. No other Persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Credit Agreement. Each of the Pledgors agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Obligations is rescinded or must otherwise be restored by the Secured Party upon the bankruptcy or reorganization of any Pledgor or otherwise.

SECTION 11.4. Termination; Release. When all the Obligations have been paid in full (other than contingent indemnification obligations not yet accrued and payable), this Agreement shall automatically terminate. Upon termination of this Agreement, the Pledged Collateral shall automatically be released from the Lien of this Agreement. In addition to the foregoing, the Liens on the Pledged Collateral shall be released from the Liens of this Agreement, without the need for any action by the Administrative Agent or any other Secured Party, in accordance with the terms and conditions set forth in Section 9.17 of the Credit Agreement. Upon such release or any release of Pledged Collateral or any part thereof in accordance with the provisions of the Credit Agreement, the Administrative Agent shall, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Administrative Agent except as to the fact that the Administrative Agent has not encumbered the released assets, such of the Pledged Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Administrative Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC-3 termination financing statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.

SECTION 11.5. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by the Administrative Agent and

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each Pledgor a party hereto. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

SECTION 11.6. Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to any Pledgor, addressed to it at the address of the Borrower set forth in the Credit Agreement and as to the Administrative Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.6.

SECTION 11.7. Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

SECTION 11.8. Severability of Provisions. Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.

SECTION 11.9. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

SECTION 11.10. Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

SECTION 11.11. No Credit for Payment of Taxes or Imposition. Such Pledgor shall not be entitled to any credit against the principal, premium, if any, or interest payable under the Credit Agreement, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Pledged Collateral or any part thereof.

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SECTION 11.12. No Claims Against Administrative Agent. Nothing contained in this Agreement shall constitute any consent or request by the Administrative Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Administrative Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

SECTION 11.13. No Release. Except as set forth in Section 11.4, nothing set forth in this Agreement or any other Loan Document, nor the exercise by the Administrative Agent of any of the rights or remedies hereunder, shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Administrative Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Administrative Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Credit Agreement or the other Loan Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral hereunder.

SECTION 11.14. Obligations Absolute. All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

(i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;

(ii) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, or any other agreement or instrument relating thereto;

(iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other Loan Document or any other agreement or instrument relating thereto;

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(iv) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations;

(v) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Credit Agreement or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 9.02 of the Credit Agreement; or

(vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor, other than payment in full of the Obligations (other than contingent indemnification obligations not yet accrued and payable).

SECTION 11.15. Intercreditor Agreement Governs.

(a) Notwithstanding anything herein to the contrary, (i) the priority of the Liens and security interests granted to the Administrative Agent pursuant to this Agreement are expressly subject to the Revolver Intercreditor Agreement and any other Intercreditor Agreement and (ii) the exercise of any right or remedy by the Administrative Agent hereunder is subject to the limitations and provisions of the Revolver Intercreditor Agreement and any other Intercreditor Agreement. In the event of any conflict between the terms of any Intercreditor Agreement and the terms of this Agreement regarding the priority of the Liens and the security interests granted to the Administrative Agent or exercise of any rights or remedies by the Administrative Agent, the terms of such Intercreditor Agreement shall govern.

(b) Notwithstanding anything herein to the contrary, to the extent any Grantor is required hereunder to deliver Collateral to, or the possession or control by, the Administrative Agent for purposes of possession and/or “control” (as such term is used herein) and is unable to do so as a result of having previously delivered such Collateral to another Authorized Representative (as defined in the Revolver Intercreditor Agreement) in accordance with the terms of the Revolver Intercreditor Agreement or another Intercreditor Agreement, such Grantor’s obligations hereunder with respect to such delivery shall be deemed complied with and satisfied by the delivery to such Authorized Representative (as defined in the Revolver Intercreditor Agreement), as gratuitous bailee and/or gratuitous agent for the benefit of each other First-Priority Secured Party (as defined in the Revolver Intercreditor Agreement).

(c) Any reference in this Agreement to a “first priority security interest” or words of similar effect in describing the security interests created hereunder shall be understood to refer to such priority subject to the claims of the Controlling Authorized Representative (as defined in the Revolver Intercreditor Agreement) as provided in the Revolver Intercreditor Agreement or any other Intercreditor Agreement.

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IN WITNESS WHEREOF, each Pledgor and the Administrative Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

UBER TECHNOLOGIES, INC., as the Borrower and a Pledgor

By:
Name:
Title:

[Signature Page to Security Agreement]

Confidential Treatment Requested by Uber Technologies, Inc.

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MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:
Name:
Title:

[Signature Page to Security Agreement]

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE 1

Pledgor Information

Legal Name	Type of Entity	Federal Taxpayer Identification Number	Jurisdiction of Formation	Address of Chief Executive Office

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SCHEDULE 2

Pledged Equity

Record Owner	Issuer	Certificate No.	No. Shares/Interest	Class of Relevant Equity Interests	Percent of Class of Relevant Equity Interests Represented by Pledged Equity

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SCHEDULE 3

Certain Pledged IP Collateral

UNITED STATES PATENTS:

Registrations:

OWNER	PUBLICATION NUMBER	DATE FILED	DATE PUBLISHED	DESCRIPTION

Published Applications:

OWNER	APPLICATION NUMBER	DATE FILED	DESCRIPTION

UNITED STATES TRADEMARKS:

Registrations:

OWNER	REGISTRATION NUMBER	DATE FILED	DATE OF REGISTRATION	TRADEMARK

Published Applications:

OWNER	APPLICATION NUMBER	DATE FILED	TRADEMARK

UNITED STATES COPYRIGHTS

Registrations:

OWNER	TITLE	REGISTRATION NUMBER

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Published Applications:

OWNER	APPLICATION NUMBER

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EXHIBIT 1

[Form of]

PLEDGE AMENDMENT

This Securities Pledge Amendment, dated as of [____], 20[__], is delivered pursuant to Section 5.1 of the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein having the meanings assigned to such terms in the Security Agreement), dated as of July 13, 2016, made by UBER TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), the Guarantors from time to time party thereto and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity and together with any successors in such capacity, the “Administrative Agent”) in connection with the Term Loan Agreement dated as of July 13, 2016 among the Borrower, the Administrative Agent and the other parties thereto (as amended, amended and restated, supplemented or otherwise modified from time to time). The undersigned hereby agrees that this Pledge Amendment may be attached to the Security Agreement and that the Pledged Equity listed on this Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Obligations.

PLEDGED EQUITY

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

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[NAME OF PLEDGOR], as Pledgor

By:
Name:
Title:

AGREED TO AND ACCEPTED:

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:
Name:
Title:

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EXHIBIT 2

[Form of]

JOINDER AGREEMENT

[Name of New Pledgor]

[Address of New Pledgor]

[Date]

Ladies and Gentlemen:

Reference is made to the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein having the meanings assigned to such terms in the Security Agreement), dated as of July 13, 2016, made by UBER TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), the Guarantors from time to time party thereto and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity and together with any successors in such capacity, the “Administrative Agent”) in connection with the Term Loan Agreement dated as of July 13, 2016 among the Borrower, the Administrative Agent and the other parties thereto (as amended, amended and restated, supplemented or otherwise modified from time to time).

This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, [                    ] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement. The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement. The New Pledgor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it as a “Guarantor” and a “Loan Party” under the Credit Agreement to the same extent that it would have been bound if it had been a Guarantor and a Loan Party under the Credit Agreement on the execution date of the Credit Agreement. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Administrative Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement.

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Annexed hereto are supplements to each of the schedules to the Security Agreement with respect to the New Pledgor. Such supplements shall be deemed to be part of the Security Agreement.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]

By:
Name:
Title:

AGREED TO AND ACCEPTED:

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:
Name:
Title:

[Schedules to be attached]

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EXHIBIT 3

[Form of]

Copyright Security Agreement

Copyright Security Agreement, dated as of [____], 20[__], by [__________] and [___________] (individually, a “Pledgor” and, collectively, the “Pledgors”), in favor of MORGAN STANLEY SENIOR FUNDING, INC., in its capacity as administrative agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement dated as of July 13, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) (such Security Agreement having been entered into in connection with the Term Loan Agreement dated as of July 13, 2016 among Uber Technologies, Inc., as the Borrower, the Administrative Agent and the other parties thereto (as amended, amended and restated, supplemented or otherwise modified from time to time)) in favor of the Administrative Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Administrative Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. Each Pledgor hereby pledges and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

(a) Copyrights of such Pledgor listed on Schedule I attached hereto; and

(b) all Proceeds of any and all of the foregoing (other than Excluded Collateral).

SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security

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interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Administrative Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Obligations (other than contingent indemnification obligations not yet accrued and payable) and termination of the Security Agreement or as otherwise provided in Section 11.4 of the Security Agreement, the Administrative Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.

SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

SECTION 6. Governing Law. This Copyright Security Agreement shall be governed by, and shall be construed and enforced in accordance with, the law of the State of New York.

[signature page follows]

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IN WITNESS WHEREOF, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[PLEDGORS], as Pledgors

By:
Name:
Title:

Accepted and Agreed:

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:
Name:
Title:

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SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND PUBLISHED COPYRIGHT APPLICATIONS

Copyright Registrations:
OWNER	REGISTRATION NUMBER	TITLE

Copyright Published Applications:
OWNER	TITLE

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EXHIBIT 4

[Form of]

Patent Security Agreement

Patent Security Agreement, dated as of [____], 20[__], by [________] and [_________] (individually, a “Pledgor” and, collectively, the “Pledgors”), in favor of MORGAN STANLEY SENIOR FUNDING, INC., in its capacity as administrative agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement dated as of July 13, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) (such Security Agreement having been entered into in connection with the Term Loan Agreement dated as of July 13, 2016 among Uber Technologies, Inc., as the Borrower, the Administrative Agent and the other parties thereto (as amended, amended and restated, supplemented or otherwise modified from time to time)) in favor of the Administrative Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Administrative Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. Each Pledgor hereby pledges and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

(a) Patents of such Pledgor listed on Schedule I attached hereto; and

(b) all Proceeds of any and all of the foregoing (other than Excluded Collateral).

SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security

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interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Administrative Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Obligations (other than contingent indemnification obligations not yet accrued and payable) and termination of the Security Agreement or as otherwise provided in Section 11.4 of the Security Agreement, the Administrative Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.

SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

SECTION 6. Governing Law. This Patent Security Agreement shall be governed by, and shall be construed and enforced in accordance with, the law of the State of New York.

[signature page follows]

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IN WITNESS WHEREOF, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[PLEDGORS],
as Pledgors

By:
Name:
Title:

Accepted and Agreed:

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:
Name:
Title:

3

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE I

to

PATENT SECURITY AGREEMENT

PATENT REGISTRATIONS AND PUBLISHED PATENT APPLICATIONS

Patent Registrations:

OWNER	REGISTRATION NUMBER	NAME

Patent Published Applications:

OWNER	APPLICATION NUMBER	NAME

4

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

EXHIBIT 5

[Form of]

Trademark Security Agreement

Trademark Security Agreement, dated as of [____], 20[__], by [________] and [________] (individually, a “Pledgor” and, collectively, the “Pledgors”), in favor of MORGAN STANLEY SENIOR FUNDING, INC., in its capacity as administrative agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement dated as of July 13, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) (such Security Agreement having been entered into in connection with the Term Loan Agreement dated as of July 13, 2016 among Uber Technologies, Inc., as the Borrower, the Administrative Agent and the other parties thereto (as amended, amended and restated, supplemented or otherwise modified from time to time)) in favor of the Administrative Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Administrative Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. Each Pledgor hereby pledges and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

(a) Trademarks of such Pledgor listed on Schedule I attached hereto; and

(b) all Proceeds of any and all of the foregoing (other than Excluded Collateral).

SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Administrative Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Obligations (other than contingent indemnification obligations not yet accrued and payable) and termination of the Security Agreement or as otherwise provided in Section 11.4 of the Security Agreement, the Administrative Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.

SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

SECTION 6. Governing Law. This Trademark Security Agreement shall be governed by, and shall be construed and enforced in accordance with, the law of the State of New York.

[signature page follows]

2

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[PLEDGORS],
as Pledgors

By:
Name:
Title:

Accepted and Agreed:

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:
Name:
Title:

3

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND PUBLISHED TRADEMARK APPLICATIONS

Trademark Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Trademark Published Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

4